SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-1A

File No. 033-41034

File No. 811-06324

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 35	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 35

(Check appropriate box or boxes)

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
(Exact Name of Registrant as Specified in Charter)

2005 Market Street, Philadelphia, Pennsylvania	19103-7094
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:	(800) 523-1918

David F. Connor, Esq., 2005 Market Street, Philadelphia, PA 19103-7094
(Name and Address of Agent for Service)

Approximate Date of Public Offering:	March 30, 2007

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on March 30, 2007 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a) (1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a) (2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

—   C O N T E N T S   —

This Post-Effective Amendment No. 35 to Registration File No. 033-41034 includes the following:

1.          Facing Page

2.          Contents Page

3.          Part A - Prospectuses

4.          Part B - Statement of Additional Information

5.          Part C - Other Information

6.          Signatures

7.          Exhibits

INTERNATIONAL

Prospectus

March 30, 2007

DELAWARE INTERNATIONAL VALUE EQUITY FUND

CLASS A • CLASS B • CLASS C • CLASS R

DELAWARE EMERGING MARKETS FUND

CLASS A • CLASS B • CLASS C • CLASS R

DELAWARE GLOBAL VALUE FUND

CLASS A • CLASS B • CLASS C • CLASS R

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of contents

Fund profiles	page 2
Delaware International Value Equity Fund	2
Delaware Emerging Markets Fund	4
Delaware Global Value Fund	7

How the Funds are managed	page 12
Our investment strategies	12
The securities we typically invest in	14
The risks of investing in the Funds	18
Disclosure of portfolio holdings information	22

Who manages the Funds	page 23
Investment manager	23
Portfolio managers	24
Manager of managers structure	26
Who’s who?	27

About your account	page 28
Investing in the Funds	28
Choosing a share class	28
Dealer compensation	31
Payments to intermediaries	32
How to reduce your sales charge	33
Waivers of Contingent Deferred Sales Charges	34
How to buy shares	36
Fair valuation	37
Retirement plans	37
Document delivery	37
How to redeem shares	38
Account minimums	39
Special services	40
Frequent trading of Fund shares	41
Dividends, distributions, and taxes	43
Other investment policies and risk considerations	44
Certain management considerations	45

Financial highlights	page 46

Glossary	page 52

Additional information	page 55

1

Profile: Delaware International Value Equity Fund

What is the Fund’s goal?

Delaware International Value Equity Fund seeks long-term growth without undue risk to principal. Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund’s main investment strategies? The Fund invests primarily in equity securities that provide the potential for capital appreciation. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of issuers that are organized, have a majority of their assets, or generate the majority of their operating income outside the United States. The Fund may invest more than 25% of its total assets in the securities of issuers located in the same country.

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities (the 80% policy). The Fund’s 80% policy can be changed without shareholder approval. However, shareholders would be given at least 60 days’ notice prior to any such change.

The portfolio management team searches for undervalued companies that have potential for improvement that has not yet been recognized by others in the marketplace. These opportunities may exist because of temporary company-specific problems, or because the companies are in industries that may be out of favor.

The portfolio management team believes that the potential for strong returns can be realized by assembling an international portfolio of fundamentally strong companies that have superior business prospects and that are priced below the team’s estimate of intrinsic value. The portfolio management team focuses on out-of-favor stocks that have the potential to realize their intrinsic value within a three- to five-year horizon.

In selecting investments for the Fund:

•                  Fundamental research and analysis are the driving forces behind each security chosen by the portfolio management team. Security selection is based on relative value comparisons, applying the team’s understanding of industry cycles, global competitors, and company specific variables. The investment process combines quantitative valuation screens with traditional in-depth fundamental analysis, experienced judgment, and patience.

•                  The portfolio management team places great emphasis on those securities it believes can offer the best long-term appreciation within a three- to five-year horizon. The team constructs a portfolio of 45 to 55 holdings on a stock-by-stock basis, and the holdings are diversified across market capitalization, geography, and economic sector.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. Because the Fund invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, and generally more lax accounting and regulatory standards.

For a more complete discussion of risk, please see “The risks of investing in the Funds” on page 18.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Fund

•                  Investors with long-term financial goals

•                  Investors seeking exposure to foreign investments

•                  Investors willing to accept the risks involved with foreign investments, which are not ordinarily associated with domestic investments, such as currency, political, and economic risks

Who should not invest in the Fund

•                  Investors with short-term financial goals

•                  Investors seeking an investment in domestic securities

•                  Investors unwilling to accept the additional risks associated with foreign investment, such as currency, political, and economic risks

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

2

How has Delaware International Value Equity Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how annual returns for the Fund’s Class A shares have varied over the past 10 calendar years, as well as the average annual returns of Class A, B, C, and R shares for the one-year, five-year, 10-year and lifetime periods, as applicable. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. Please see the footnotes on page 11 for additional information about the expense caps.

Year-by-year total return (Class A)*

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 21.98% for the quarter ended June 30, 2003 and its lowest quarterly return was -19.30% for the quarter ended September 30, 2002.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

*      Prior to May 1, 2006, the Fund was sub-advised by Mondrian Investment Partners Limited (Mondrian). Since May 1, 2006, the Fund has been managed by portfolio management teams within Delaware Management Company. The historical returns do not reflect these changes.

Average annual returns for periods ending 12/31/06

	1 year	5 years	10 years or lifetime**
Class A return before taxes	15.87%	14.25%	8.06%
Class A return after taxes on distributions	9.52%	12.55%	6.57%
Class A return after taxes on distributions and sale of Fund shares	14.94%	12.00%	6.47%
Class B return before taxes*	18.51%	14.52%	8.08%
Class C return before taxes*	21.18%	14.81%	7.94%
Class R return before taxes	22.70%	N/A	22.17%
Morgan Stanley Capital International (MSCI) EAFE® (Europe, Australasia, Far East) Index (reflects no deduction for fees, expenses, or taxes)	26.34%	14.98%	7.71%

The Fund’s returns above are compared to the performance of the MSCI EAFE Index. The Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States & Canada. As of June 2006, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. You should remember that, unlike the Fund, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles, such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund’s returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

*         Total returns assume redemption of shares at end of period. 10-year returns for Class B shares reflect conversion to Class A shares after eight years. If shares were not redeemed, the returns for Class B would be 22.02%, 14.78%, and 8.08% for the one-, five-, and 10-year periods, respectively, and the returns for Class C would be 22.05%, 14.81%, and 7.94% for the one-, five-, and 10-year periods, respectively.

**  Lifetime returns are shown if the Fund or Class existed for less than 10 years. The Index return is shown for 10 years because the Fund’s Class A, B, and C shares commenced operations more than 10 years ago. The inception date for Class R shares of the Fund was June 2, 2003. The Index return for Class R lifetime was 25.00%. The Index reports returns on a monthly basis as of the last day of the month. As a result, the Index return for the Class R lifetime period reflects the return from June 30, 2003 through December 31, 2006.

3

Profile: Delaware Emerging Markets Fund

What is the Fund’s goal?

Delaware Emerging Markets Fund seeks long-term capital appreciation. Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund’s main investment strategies? The Fund invests primarily in equity securities of issuers from emerging foreign countries. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of issuers from countries whose economies are considered to be emerging or developing.

The Fund may invest up to 35% of its net assets in fixed income securities issued by companies in emerging countries or by foreign governments, their agents, instrumentalities, or political sub-divisions. The Fund may invest in fixed income securities that are denominated in the currencies of emerging market countries. All of these may be high yield, high-risk fixed income securities. The Fund may invest more than 25% of its total assets in the securities of issuers located in the same country.

Under normal circumstances, at least 80% of the Fund’s net assets will be in investments of emerging market issuers (the 80% policy). The Fund’s 80% policy can be changed without shareholder approval. However, shareholders would be given at least 60 days’ notice prior to any such change.

The Fund’s portfolio manager selects growth-oriented and value-oriented investments on the basis of the investment’s discount to its intrinsic value. When selecting growth-oriented securities, the Fund’s portfolio manager typically seeks high growth caused by secular economic factors. These factors may include demographics, economic deregulation, and technological developments. When selecting value-oriented securities, the Fund’s portfolio manager typically seeks lower valuations caused by cyclical economic factors or temporary changes in business operations. Strong management and sustainable business franchise are key considerations in selecting both growth-oriented and value-oriented securities.

In order to compare the value of different stocks, the Fund’s portfolio manager considers whether the future income stream on a stock is expected to increase faster than, slower than, or in line with the level of inflation. The Fund’s portfolio manager then estimates what he thinks the value of the anticipated future income stream would be worth if such income stream were being paid today. The Fund’s portfolio manager believes this gives him an estimate of the stock’s intrinsic value. Because the Fund invests primarily in emerging countries, there may be less information available for the Fund’s portfolio manager to use in making this analysis than is available for more developed countries.

Currency analysis is an important part of the valuation exercise. The Fund’s portfolio manager attempts to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued. Relative per capita income levels are also a key factor in this analysis.

4

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. These fluctuations can be even more pronounced for the Fund because it invests in emerging countries. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. The value of the Fund’s investments and, therefore, the price of the Fund’s shares may be more volatile than investments in more developed markets. Because the Fund invests in international securities, it will be affected by international investment risks related to currency valuations, political instability, economic instability, or generally more lax accounting and regulatory standards.

High yield, high-risk foreign fixed income securities are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

The Fund is considered to be “non-diversified” as defined in the Investment Company Act of 1940, as amended (the 1940 Act). This means the Fund may allocate more of its net assets to investments in single securities than a “diversified” fund. Thus, all else being equal, adverse effects on a single security may affect a larger portion of the Fund’s overall assets and subject the Fund to greater risks and volatility.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency.

For a more complete discussion of risk, please see “The risks of investing in the Funds” on page 18.

Who should invest in the Fund

•                  Investors with long-term financial goals

•                  Investors seeking exposure to foreign investments

•                  Investors willing to accept the risks involved with foreign investments, which are not ordinarily associated with domestic investments, such as currency, political, and economic risks

Who should not invest in the Fund

•                  Investors with short-term financial goals

•                  Investors seeking an investment in domestic securities

•                  Investors unwilling to accept the additional risks associated with foreign investment, such as currency, political, and economic risks

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware Emerging Markets Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how annual returns for the Fund’s Class A shares have varied over the past 10 calendar years, as well as the average annual returns of Class A, B, and C shares for the one-, five-, and 10-year periods. Currently, financial information is not provided for the Fund’s Class R shares since the class has not yet commenced operations. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. Please see the footnotes on page 11 for additional information about the expense caps.

Year-by-year total return (Class A)*

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 25.52% for the quarter ended June 30, 1999 and its lowest quarterly return was -26.03% for the quarter ended June 30, 1998.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table below dopo include the sales charge.

*         Prior to September 25, 2006, the Fund was sub-advised by Mondrian. Since September 25, 2006, the Fund has been managed by portfolio management teams within Delaware Management Company. The historical returns do not reflect these changes.

5

Profile: Emerging Markets Fund (continued)

Average annual returns for periods ending 12/31/06

	1 year	5 years	10 years
Class A return before taxes	19.82%	27.81%	10.43%
Class A return after taxes on distributions	13.39%	25.72%	9.08%
Class A return after taxes on distributions and sale of Fund shares	17.45%	24.19%	8.63%
Class B return before taxes*	22.48%	28.21%	10.43%
Class C return before taxes*	25.21%	28.39%	10.26%
MSCI Emerging Markets IndexSM (reflects no deduction for fees, expenses, or taxes)	32.59%	26.97%	9.40%

The Fund’s returns above are compared to the performance of the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2006, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. You should remember that, unlike the Fund, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles, such as employer-sponsored 401(k) plans and IRAs. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund’s returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

*         Total returns assume redemption of shares at end of period. Lifetime returns for Class B shares reflect conversion to Class A shares after eight years. If shares were not redeemed, the returns for Class B would be 26.17%, 28.38%, and 10.43% for the one-, five-, and 10-year periods, respectively, and the returns for Class C would be 26.13%, 28.39%, and 10.26% for the one-, five-, and 10-year periods, respectively.

6

Profile: Delaware Global Value Fund

What is the Fund’s goal?

Delaware Global Value Fund seeks long-term capital appreciation. Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund’s main investment strategies? Delaware Global Value Fund seeks to achieve its objective by investing primarily in U.S. and non-U.S. companies, which may include companies located or operating in established or emerging countries. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of issuers located throughout the world, including the United States, and the Fund will invest at least 40% of its net assets in non-U.S. securities.

The Fund may invest in companies across all market capitalizations, although the Fund will typically invest in mid- and large-cap equity securities. More than 25% of the Fund’s total assets may be invested in the securities of issuers located in the same country; however, the Fund will limit investments in emerging-markets securities to 10% of the Fund’s net assets. To determine how much of the Fund’s assets to allocate to international stocks and how much to allocate to U.S. stocks, the Fund’s portfolio management teams compare the potential return of each asset class in the context of their expectations for inflation, economic growth, and political stability in various regions around the world.

In selecting non-U.S. investments for the Fund:

•                  The Delaware International Equity Team searches for undervalued companies that have potential for improvement that is not yet recognized by others in the marketplace. These opportunities may exist because of temporary company-specific problems, or because the companies are in industries that may be out of favor.

•                  The Delaware International Equity Team believes that the potential for exceptional returns can be realized by assembling an international portfolio of fundamentally strong companies that have superior business prospects and that are priced below the team’s estimate of intrinsic value.

•                  Fundamental research and analysis are the driving forces behind each security chosen by the Delaware International Equity Team. Security selection is based on relative value comparisons, applying the team’s understanding of industry cycles, global competitors, and company specific variables. The investment process combines quantitative valuation screens with traditional in-depth fundamental analysis, experienced judgment, and patience.

•                  The Delaware International Equity Team places great emphasis on those securities it believes can offer the best long-term appreciation within a three- to five-year horizon. The team constructs a portfolio of 45 to 55 holdings on a stock-by-stock basis, and the holdings are diversified across market capitalization, geography, and economic sectors.

In selecting U.S. investments for the Fund:

•                  The Delaware Large Cap Value Focus Team selects securities it believes are undervalued in relation to their intrinsic value. The Delaware Large Cap Value Focus Team evaluates securities by considering multiple factors, including earnings, cash flow potential, the asset value of an issuer and, in certain cases, a company’s plans for future operations.

•                  Using a value-oriented investment philosophy and a research-intensive approach, the Delaware Large Cap Value Focus Team invests primarily in mid- to large-capitalization companies which it believes have long-term capital appreciation potential. When selecting securities, the Delaware Large Cap Value Focus Team considers estimated present or future values, earnings growth prospects, expected return on equity and dividend yield, the financial condition of the issuer, and other qualitative factors.

The Fund may invest up to 35% of its net assets in fixed income securities, including up to 15% of its net assets in high yield, high-risk foreign fixed income securities.

7

Profile: Delaware Global Value Fund (continued)

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in the stock market or poor performance in specific industries or companies, and changes in currency exchange rates. To the extent the Fund invests in fixed income securities, it may also be affected by changes in U.S. and foreign interest rates. Investments in small- and mid-capitalization securities tend to be more volatile than investments in larger capitalization securities. Investments in foreign securities, whether equity or fixed income, involve special risks including those related to currency fluctuations, as well as to political, economic, and social situations different from, and potentially more volatile than, those in the U.S. In addition, the accounting, tax, and financial reporting standards of foreign countries are different from and may be less reliable or comprehensive than those relating to U.S. issuers. Investments in emerging markets may present greater risks than investing in more developed countries, including risks of appropriation, adverse changes in tax regulations, and currency controls. High yield, high-risk fixed income securities that the Fund may invest in are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

For a more complete discussion of risk, please see “The risks of investing in the Funds” on page 18.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency.

Who should invest in the Fund

•                  Investors with long-term financial goals

•                  Investors seeking exposure to foreign investments

•                  Investors willing to accept the risks involved with foreign investments, which are not ordinarily associated with domestic investments, such as currency, political, and economic risks

Who should not invest in the Fund

•                  Investors with short-term financial goals

•                  Investors seeking an investment primarily in domestic equity securities

•                  Investors unwilling to accept the additional risks associated with foreign investment, including risks associated with investing in emerging markets, such as currency, political, and economic risks

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware Global Value Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how the annual returns for the Fund’s Class A shares have varied for the past nine calendar years, as well as the average annual returns of Class A, B, and C shares for the one-year, five-year, and lifetime periods, if applicable. Currently, performance information is not provided for the Fund’s Class R shares because the class has not yet commenced operations. Prior to September 1, 2001, the Fund had not engaged in a broad distribution effort of its shares and had been subject to limited redemption requests. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps that were in effect during certain of these periods. The returns would be lower without the expense caps. Please see the footnotes on page 11 for additional information about the expense caps.

Year-by-year total return (Class A)*

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 22.39% for the quarter ended June 30, 2003 and its lowest quarterly return was -18.73% for the quarter ended September 30, 2002.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

*

On December 15, 2005, the Fund’s Board of Trustees (the Board) approved changes to the Fund’s investment strategy. These changes, which became effective on March 30, 2006, allow the Fund to invest a significant portion of its assets in U.S. equity securities and also allow the Fund to invest in securities of issuers of all sizes, thereby eliminating the Fund’s prior focus on the securities of small capitalization issuers. Accordingly, the Fund no longer invests at least 80% of its net assets in the securities of small capitalization issuers. Prior to March 30, 2006, the Fund was sub-advised by Mondrian. Since March 30, 2006, the Fund has been managed by portfolio management teams within Delaware Management Company. The historical returns do not reflect these changes.

In connection with the investment strategy changes noted above, the maximum annual investment advisory fee with respect to the Fund was reduced from 1.25% to 0.85% on March 30, 2006. In addition, on March 30, 2006, the name of the Fund was changed from Delaware International Small Cap Value Fund to Delaware Global Value Fund. The use of the term “global” in the Fund’s name indicates that the Fund invests in both domestic and foreign securities, as opposed to an “international” fund that invest primarily in foreign securities. The historical returns do not reflect these changes.

8

Average annual returns for periods ending 12/31/06

	1 year	5 years	Lifetime**
Class A return before taxes	21.19%	17.08%	11.39%
Class A return after taxes on distributions	17.17%	15.59%	9.47%
Class A return after taxes on distributions and sale of Fund shares	16.65%	14.71%	9.14%
Class B return before taxes*	23.59%	17.32%	18.23%
Class C return before taxes*	26.68%	17.59%	18.40%
MSCI ACWI (All Country World Index) IndexSM (reflects no deduction for fees, expenses, or taxes)	21.53%	11.31%	7.47%

The Fund’s returns above are compared to the performance of the MSCI ACWI Index. The MSCI ACWI Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. As of June 2006, the MSCI ACWI consisted of the following 48 developed and emerging market country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore Free, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom, and the United States. You should remember that, unlike the Fund, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles, such as employer-sponsored 401(k) plans and IRAs. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund’s returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

*         Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns for Class B would be 27.59%, 17.55%, and 18.37% for the one-year, five-year, and lifetime periods, respectively, and the returns for Class C would be 27.68%, 17.59%, and 18.40% for the one-year, five-year, and lifetime periods, respectively.

**  Lifetime returns are shown because the Fund or Class has existed for less than 10 years. The inception dates for Class A, Class B, and Class C shares of Delaware Global Value Fund were December 19, 1997, September 28, 2001, and September 28, 2001, respectively. The Index returns shown are for the Fund’s Class A lifetime period. The Index return for Class B and Class C lifetime period was 12.66%. The Index reports returns on a monthly basis as of the last day of the month. As a result, the Index return for Class A reflects the returns from December 31, 1997 through December 31, 2006 and the Index return for Class B and Class C shares reflects the return from September 30, 2001 through December 31, 2006.

9

What are the Funds’ fees and expenses?

Sales charges are fees paid directly from your investments when you buy or sell shares of the Funds. You do not pay sales charges when you buy or sell Class R shares.

CLASS	A	B	C	R
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none(1)	4.00%(2)	1.00%(3)	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none
Redemption fees	none	none	none	none
Exchange fees(4)	none	none	none	none

Annual fund operating expenses are deducted from the Funds’ assets.

CLASS	A	B	C	R
Delaware International Value Equity Fund
Management fees(5)	0.82%	0.82%	0.82%	0.82%
Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	0.60%(6)
Other expenses(7)	0.30%	0.30%	0.30%	0.30%
Total annual fund operating expenses	1.42	2.12%	2.12%	1.72%
Fee waivers and expenses	(0.02%)	(0.02%)	(0.02%)	(0.12%)
Net expenses	1.40%	2.10%	2.10%	1.60%
Delaware Emerging Markets Fund
Management fees(5)	1.21%	1.21%	1.21%	1.21%
Distribution and service (12b-1) fees	0.30%(6)	1.00%	1.00%	0.60%(6)
Other expenses(7)	0.47%	0.47%	0.47%	0.47%
Total annual fund operating expenses	1.98%	2.68%	2.68%	2.28%
Fee waivers and expenses	(0.05%)	N/A	N/A	(0.10%)
Net expenses	1.93%	2.68%	2.68%	2.18%
Delaware Global Value Fund
Management fees(5),(8)	0.85%	0.85%	0.85%	0.85%
Distribution and service (12b-1) fees	0.30%(6)	1.00%	1.00%	0.60%(6)
Other expenses(7)	0.59%	0.59%	0.59%	0.59%
Total annual fund operating expenses	1.74%	2.44%	2.44%	2.04%
Fee waivers and expenses	(0.29%)	(0.24%)	(0.24%)	(0.34%)
Net expenses	1.45%	2.20%	2.20%	1.70%

10

This example is intended to help you compare the cost of investing in the Funds to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with waivers for the one-year contractual period and total operating expenses without waivers for years two through 10. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

			B(9)		C
CLASS	A	B(9)	(if redeemed)	C	(if redeemed)	R
Delaware International Value Equity Fund
1 year	$709	$213	$613	$213	$313	$163
3 years	$997	$662	$937	$662	$662	$530
5 years	$1,305	$1,137	$1,362	$1,137	$1,137	$922
10 years	$2,177	$2,272	$2,272	$2,450	$2,450	$2,020
Delaware Emerging Markets Fund
1 year	$760	$271	$671	$271	$371	$221
3 years	$1,156	$832	$1,107	$832	$832	$703
5 years	$1,577	$1,420	$1,645	$1,420	$1,420	$1,211
10 years	$2,745	$2,844	$2,844	$3,012	$3,012	$2,608
Delaware Global Value Fund
1 year	$714	$223	$623	$223	$323	$173
3 years	$1,065	$738	$1,013	$738	$738	$607
5 years	$1,439	$1,279	$1,504	$1,279	$1,279	$1,067
10 years	$2,486	$2,585	$2,585	$2,758	$2,758	$2,342

(1)       A purchase of Class A shares of $1 million or more may be made at net asset value (NAV). However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge (CDSC) will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a CDSC may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2)       If you redeem Class B shares during the first year after you buy them, you will pay a CDSC of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter.

(3)       Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

(4)       Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange shares into a fund that has a front-end sales charge.

(5)       The investment manager (Manager) has contracted to waive all or a portion of its investment advisory fees and/or reimburse expenses from April 1, 2007 through March 31, 2008 in order to prevent total annual fund operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, “non-routine expenses”]) from exceeding, in an aggregate amount, 1.10%, 1.72%, and 1.20% of average daily net assets of Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware Global Value Fund, respectively. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Funds’ Board and the Manager. These expense waivers and reimbursements apply only to expenses paid directly by the Funds. Prior to April 1, 2007, the Manager did not waive investment advisory fees for the Delaware Emerging Markets Fund.

(6)       For the Delaware International Value Equity Fund, the Fund’s distributor (Distributor) has contracted to waive the Class R shares’ 12b-1 fee from April 1, 2007 through March 31, 2008 to no more than 0.50% of average daily net assets of the Fund. For the Delaware Emerging Markets Fund and the Delaware Global Value Fund, the Funds’ Distributor has contracted to limit the Class A shares’ and Class R shares’ 12b-1 fees from April 1, 2007 through March 31, 2008 to no more than 0.25% and 0.50%, respectively, of average daily net assets of each Fund.

(7)       “Other expenses” have been restated to reflect a reduction in non-routine expenses incurred during the period.

(8)       Management fees have been restated in the current fiscal period due to the change in the investment strategy.

(9)       The Class B example reflects the conversion of Class B shares to Class A shares after eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

11

How the Funds are managed

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that they think are the best investments for a particular Fund. The following are descriptions of how the portfolio managers pursue the Funds’ investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that we believe can help shareholders meet their goals.

Each Fund’s investment objective is non-fundamental. This means the Board may change a Fund’s objective without obtaining shareholder approval. If an objective were changed, a Fund would notify shareholders at least 60 days before the change became effective.

Delaware International Value Equity Fund

Delaware International Value Equity Fund seeks long-term growth without undue risk to principal. The Fund’s portfolio management team invests primarily in equity securities, including common or ordinary stocks, which provide the potential for capital appreciation. The portfolio management team’s strategy would commonly be described as a value strategy. That is, the Fund’s portfolio management team strives to purchase stocks that are selling for less than what it believes their value is.

In selecting foreign stocks, the portfolio management team’s philosophy is based on the concept that adversity creates opportunity and that transitory problems can be overcome by well-managed companies. The team uses an approach that combines quantitative, valuation-based screening at the early stages followed by comprehensive company and industry specific research. The team’s philosophy and process are based on the concept that valuation screens serve solely as a starting point in the creation of a portfolio of undervalued stocks because accounting measures only approximate the intrinsic value of any company. The team’s investment universe segmentation prioritizes its research and its bottom-up contrarian investment style seeks to identify mispriced securities.

The Fund may purchase securities in any foreign country, developed or emerging; however, the portfolio management team currently anticipates investing in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Korea, Mexico, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Taiwan, and the United Kingdom. While this is a representative list, the Fund may also invest in countries not listed here.

The Fund’s portfolio management team generally maintains a long-term focus in the Fund, seeking companies that it believes will perform well over the next three to five years.

Delaware Emerging Markets Fund

Delaware Emerging Markets Fund seeks long-term capital appreciation. The Fund may invest in a broad range of equity securities, including common or ordinary stocks. Our primary emphasis will be on the stocks of companies considered to be from an emerging country.

The Fund’s portfolio manager considers an “emerging country” to be any country that is:

•                  generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation;

•                  classified by the United Nations as developing; or

•                  included in the International Finance Corporation Free Index or the Morgan Stanley Capital International Emerging Markets Index.

Developing or emerging countries include almost every nation in the world except the United States, Canada, Japan, Australia, New Zealand, and most nations located in Western and Northern Europe. A representative list of the countries where the Fund’s portfolio manager may invest includes: Argentina, Brazil, Chile, China, Croatia, Czech Republic, Egypt, Estonia, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Panama, Poland, Republic of Korea, Russia, South Africa, Taiwan, and Thailand. The Fund’s portfolio manager may invest in other countries, particularly as markets in other emerging countries develop.

In deciding whether a company is from an emerging country, the Fund’s portfolio manager evaluates publicly available information and questions individual companies to determine if the company meets one of the following criteria:

•                  the principal trading market for the company’s securities is in a country that is emerging;

•                  the company is organized under the laws of an emerging market country and has a principal office in an emerging country; or

•                  the company derives a majority of its income from operations in emerging countries, even though the company’s securities are traded in an established market or in a combination of emerging and established markets.

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Currently, investing in many emerging countries is not feasible or may involve significant political risks. The Fund’s portfolio manager focuses his investments in emerging countries where he considers the economies to be developing strongly and where the markets are becoming more sophisticated. In deciding where to invest, the Fund’s portfolio manager emphasizes investments that he believes are trading at a discount to intrinsic value. The Fund’s portfolio manager places particular emphasis on factors such as political reform, economic deregulation, and liberalized trade policy.

When the Fund’s portfolio manager evaluates individual companies, he strives to apply a disciplined valuation process that allows him to purchase stocks that are selling for less than what he believes their intrinsic value is. In order to determine what he believes a security’s intrinsic value is, he evaluates its future income potential, taking into account the impact both currency fluctuations and inflation might have on that income stream. The Fund’s portfolio manager then analyzes what that income would be worth if paid today. That helps him decide what he thinks the security is worth today. The Fund’s portfolio manager then compares his determination of the security’s value to its current price to determine if it is a good value. The Fund’s portfolio manager uses income as an indicator of value because he believes it allows him to compare securities across different sectors and different countries-all using one measurement standard. The Fund’s portfolio manager may be inclined to choose growth-oriented investments if such investments are traded at valuation levels that compare favorably to those of value-oriented investments when measured by the discount to their intrinsic value.

The Fund may invest up to 35% of its net assets in high yield, high-risk foreign fixed income securities. This typically includes so-called “Brady Bonds.”

Delaware Global Value Fund

The equity securities in which the Delaware Global Value Fund may invest include common or ordinary stocks, preferred stocks, rights or warrants to purchase common or ordinary stocks, and securities convertible into common or ordinary stocks. The Fund may also invest in foreign companies through sponsored or unsponsored depositary receipts, which are receipts typically issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign company. The Fund may invest in securities issued in any currency and may hold foreign currency.

When selecting equity securities of non-U.S. companies for the Fund, the Delaware International Equity Team seeks to identify undervalued securities by employing relative value comparisons of industry cycles, global competitors, and company-specific financial variables. The multi-step process used by the International Equity Team blends the latest research software tools and data with traditional fundamental analysis, experienced judgment and patience. The International Equity Team may also invest in small-cap issues from time to time.

When selecting equity securities of U.S. companies for the Fund, the Delaware Large Cap Value Focus Team will follow a value-oriented investment philosophy in selecting stocks for the Fund using a research-intensive approach that considers factors such as:

•                  a security price that reflects a market valuation that is judged to be below the estimated present or future value of the company;

•                  favorable earnings growth prospects;

•                  expected above-average return on equity and dividend yield;

•                  the financial condition of the issuer; and

•                  various qualitative factors.

While the Fund may purchase securities in any foreign country, including developed, developing, or emerging market countries, it is currently anticipated that the countries in which the Fund may invest will include, but not be limited to, Australia, Finland, France, Germany, Hong Kong/China, Ireland, Italy, Japan, the Netherlands, New Zealand, Singapore, Spain, Sweden, the United Kingdom, and the United States. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of such countries.

The Fund may also invest in convertible preferred stocks that offer enhanced yield features, such as preferred equity redemption cumulative stock, and certain other non-traditional equity securities.

The Fund may invest up to 35% of its net assets in U.S. and foreign fixed income securities, including those issued by emerging country companies and foreign governments, their agencies, instrumentalities or political subdivisions. Up to 15% of these fixed income securities may be high yield, high-risk fixed income securities (commonly known as “junk bonds”) rated lower than BBB by Standard & Poor’s (S&P) and Baa by Moody’s Investors Service, Inc. (Moody’s) or, if unrated, are considered by the Fund’s portfolio managers to be of equivalent quality. Junk bonds present special investment risks.

13

How we manage the Funds (continued)

The securities we typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation potential. The Funds’ holdings will generally be denominated in a foreign currency.

How the Funds use them
Securities	Delaware International Value Equity Fund	Delaware Emerging Markets Fund	Delaware Global Value Fund
Common or ordinary stocks: Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation’s profits proportionate to the number of shares they own.	We will generally invest the Funds’ assets in common or ordinary stocks, some of which may be dividend-paying stocks.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs): ADRs are receipts issued by a U.S. depositary (usually a U.S. bank) and EDRs and GDRs are receipts issued by a depositary outside of the U.S. (usually a non-U.S. bank or trust company or a foreign branch of a U.S. bank). Depositary receipts represent an ownership interest in an underlying security that is held by the depositary. Generally, the underlying security represented by an ADR is issued by a foreign issuer and the underlying security represented by an EDR or GDR may be issued by a foreign or U.S. issuer. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends, or capital gains that are made on the underlying security.

We may invest in sponsored and unsponsored ADRs, EDRs, and GDRs, generally focusing on those whose underlying securities are issued by foreign entities. Sponsored depositary receipts are issued jointly by the issuer of the underlying security and the depositary, and unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying security.

To determine whether to purchase a security in a foreign market or through a depositary receipt, we evaluate the price levels, the transaction costs, taxes, and administrative costs or other relevant factors involved with each security to try to identify the most efficient choice.

Foreign currency transactions: A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency on a fixed future date at a price that is set at the time of the contract. The future date may be any number of days from the date of the contract as agreed by the parties involved.

Although we value the Funds’ assets daily in U.S. dollars, we do not intend to convert the Funds’ holdings of foreign currencies into U.S. dollars on a daily basis. We will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency exchange transactions. We may conduct a Fund’s foreign currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

We may use forward contracts for defensive hedging purposes to attempt to protect the value of a Fund’s current security or currency holdings. We may also use forward contracts if we have agreed to sell a security and want to “lock-in” the price of that security, in terms of U.S. dollars. Investors should be aware of the costs of currency conversion. We will not use forward contracts for speculative purposes.

14

How the Funds use them
Securities	Delaware International Value Equity Fund	Delaware Emerging Markets Fund	Delaware Global Value Fund

Investment company securities: In some countries, investments by U.S. mutual funds are generally made by purchasing shares of investment companies that in turn invest in the securities of such countries.

We may hold investment company securities if we believe that the country offers good investment opportunities. Such investment companies may be open-end or closed-end investment companies. These investments involve an indirect payment by a Fund’s shareholders of a portion of the expenses of the other investment companies, including their advisory fees.

Restricted securities: Privately placed securities whose resale is restricted under U.S. securities laws.

We may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed a Fund’s limit on illiquid securities.

Illiquid securities: Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price that a fund has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.

We may invest up to 15% of each Fund’s net assets in illiquid securities.

Foreign corporate and government bonds: Debt obligations issued by foreign corporations, foreign governments, or a foreign agency, instrumentality, or political subdivision of such governments.

We may invest a portion of the Funds’ assets in foreign, corporate, or government fixed income securities consistent with the Funds’ investment policies (such as market or capitalization), when, in our opinion, they offer attractive opportunities relative to those available through equity securities.

Although not a principal strategy of the Funds, for temporary defensive purposes, we may invest all or a substantial portion of a Fund’s assets in these securities rated AA or better by S&P and Aa or better by Moody’s, or if unrated, determined to be of comparable quality.

High yield, high-risk fixed income securities: Securities that are rated lower than BBB by S&P or Baa by Moody’s, or if unrated, have equal quality. These securities may be issued by companies, governments, or governmental entities of emerging or developing countries which may be less creditworthy. A primary risk, which may be substantial, is that these companies, governments, or entities may not be able to make interest or principal payments. An additional risk is that the value of these securities may decline significantly.

	We do not make it a practice to invest in these securities.	We may invest up to 35% of the Fund’s net assets in high yield, high-risk foreign fixed income securities.

We may invest up to 15% of the Fund’s net assets in high yield, high-risk U.S., and foreign fixed income securities.

We will not purchase securities rated lower than C by S&P or Ca by Moody’s or, if unrated, are considered by the Fund’s portfolio management team to be an equivalent quality to such ratings.

15

How we manage the Funds (continued)

How the Funds use them
Securities	Delaware International Value Equity Fund	Delaware Emerging Markets Fund	Delaware Global Value Fund

Repurchase agreements: An agreement between a buyer of securities, such as a fund, and a seller of securities in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

Typically, we use repurchase agreements as a short-term investment for a Fund’s cash position. In order to enter into these repurchase agreements, a Fund must have collateral of at least 102% of the repurchase price. We will only enter into repurchase agreements in which the collateral is comprised of U.S. Government securities.

Real estate investment trusts (REITs): REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

	We do not invest in these securities.		We may invest in REITs consistent with the Fund’s investment objective and policies.

Equity linked securities: Privately issued derivative securities which have a return component based on the performance of a single security, a basket of securities, or an index.	We do not invest in these securities.

We may invest up to 10% of the Fund’s net assets in equity linked securities. Equity linked securities may be considered illiquid and are subject to the Fund’s limitation on illiquid securities. In some instances, investments in equity linked securities may also be subject to the Fund’s limitation on investments in investment companies.

We do not invest in these securities.

We may also invest in other securities, including preferred stocks, convertible securities, warrants, futures, and options. For the Delaware Global Value Fund, we may also enter into put and call options, futures contracts and options on futures contracts, and options on foreign currencies. Please see the Statement of Additional Information (SAI) for additional descriptions of these securities, as well as those listed in the table above.

16

Borrowing from banks We may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. We may also obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. We will be required to pay interest to the lending banks on the amounts borrowed. As a result, borrowing money could result in a Fund being unable to meet its investment objective.

Lending securities We may lend up to 25% of a Fund’s assets to qualified broker/dealers or institutional investors for use in their securities transactions. Borrowers of a Fund’s securities must provide collateral to the Fund and adjust the amount of collateral each day to reflect the changes in the value of the loaned securities. These transactions may generate additional income for the Funds.

Temporary defensive positions For temporary defensive purposes, we may hold a substantial part of a Fund’s assets in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with a Fund’s investment objective. To the extent that a Fund holds these instruments, the Fund may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Funds’ annual portfolio turnover will not exceed 100%. It is possible, however, that portfolio turnover will be higher than expected. A turnover rate of 100% would occur if, for example, a Fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

17

How we manage the Funds (continued)

The risks of investing in the Funds

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund, you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in the Funds. Please see the SAI for a further discussion of these risks and other risks not discussed here.

How the Funds strive to manage them
Risks	Delaware International Value Equity Fund	Delaware Emerging Markets Fund	Delaware Global Value Fund

Market risk is the risk that all or a majority of the securities in a certain market – like the stock or bond market – or in a certain country or region will decline in value because of economic conditions, future expectations, or investor confidence.

We maintain a long-term investment approach and focus on stocks that we believe can appreciate over an extended time frame regardless of interim market fluctuations. In deciding what portion of a Fund’s portfolio should be invested in any individual country, we evaluate a variety of factors, including opportunities and risks relative to other countries. We do not try to predict overall stock market movements and do not trade for short-term purposes.

Industry and security risk: Industry risk is the risk that the value of securities in a particular industry will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond.

We typically hold a number of different securities in a variety of sectors in order to minimize the impact that a poorly performing security would have on a Fund. Security risk is more significant for Delaware Emerging Markets Fund, which is a non-diversified fund.

Emerging markets risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets, there is substantially less publicly available information about issuers and the information about issuers and the information that is available tends to be of a lesser quality. Economic structures and markets tend to be less mature and diverse and the securities markets which are subject to less government regulation or supervision may also be smaller, less liquid, and subject to greater price volatility.

The Fund, to the limited extent that it invests in emerging markets, is subject to this risk. Striving to manage this risk, we carefully screen securities within emerging markets and attempt to consider material risks associated with an individual company or bond issuer.

The Fund is subject to this risk. Striving to manage this risk, we carefully screen securities within emerging markets and attempt to consider material risks associated with an individual company or bond issuer. We cannot eliminate emerging market risk and consequently encourage shareholders to invest in the Fund only if they have a long-term time horizon, over which the potential of individual securities is more likely to be realized.

The Fund may invest in emerging market securities. Striving to manage this risk, we carefully screen securities within emerging markets and attempt to consider material risks associated with an individual company or bond issuer.

18

How the Funds strive to manage them
Risks	Delaware International Value Equity Fund	Delaware Emerging Markets Fund	Delaware Global Value Fund

Political risk is the risk that countries or an entire region may experience political instability. This may cause greater fluctuation in the value and liquidity of investments due to changes in currency exchange rates, governmental seizures, or nationalization of assets.

We evaluate the political situations in the countries where we invest and take into account any potential risks before we select securities for a Fund. However, there is no way to eliminate political risk when investing internationally. In emerging markets, political risk is typically more likely to affect the economy and share prices than in developed markets.

Currency risk is the risk that the value of a fund’s investments may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase any losses.

We may try to hedge a Fund’s currency risk by purchasing foreign currency exchange contracts. If we agree to purchase or sell foreign securities at a pre-set price on a future date, we may attempt to protect the value of a security a Fund owns from future changes in currency rates. If we have agreed to purchase or sell a security, we may also use foreign currency exchange contracts to “lock-in” the security’s price in terms of U.S. dollars or another applicable currency. We may use forward currency exchange contracts only for defensive or protective measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful. Hedging is typically less practical in emerging markets.

Information risk is the risk that foreign companies may be subject to different accounting, auditing, and financial reporting standards than U.S. companies. There may be less information available about foreign issuers than domestic issuers. Furthermore, regulatory oversight of foreign issuers may be less stringent or less consistently applied than in the U.S.

We conduct fundamental research on the companies that we invest in rather than relying solely on information available through financial reporting. As part of our worldwide research process, we emphasize company visits. We believe this will help us to better uncover any potential weaknesses in individual companies.

Inefficient market risk is the risk that foreign markets may be less liquid, have greater price volatility, less regulation, and higher transaction costs than U.S. markets.	We will attempt to reduce these risks by investing in a number of different countries, noting trends in the economy, industries, and financial markets.

19

How we manage the Funds (continued)

How the Funds strive to manage them
Risks	Delaware International Value Equity Fund	Delaware Emerging Markets Fund	Delaware Global Value Fund
Small company risk is the risk that prices of smaller companies may be more volatile than larger companies because of limited financial resources or dependence on narrow product lines.	We typically focus the Fund’s investment in larger companies.

We may invest in small companies and would be subject to this risk. Although we typically hold a number of different stocks in order to reduce the impact that one small company stock would have on the Fund, because this is a non-diversified Fund, it is possible that a smaller company holding could be a significant holding and subject the Fund to greater risk. We attempt to reduce this risk by the Fund’s diversifying investments.

This is a significant risk for the Fund. We attempt to reduce this risk by diversifying investments.

Non-diversified fund risk is the risk that non-diversified funds are believed to be subject to greater risks because adverse effects on their security holdings may affect a larger portion of their overall assets.

The Fund is a diversified fund, and is not subject to this risk.

The Fund will not be diversified as defined in the 1940 Act. Non-diversified investment companies have the flexibility to invest as much as 50% of their assets in as few as two issuers with no single issuer accounting for more than 25% of the portfolio. The remaining 50% of the portfolio must be diversified so that no more than 5% of the Fund’s assets are invested in the securities of a single issuer, with certain exceptions.

This Fund is a diversified fund, and is not subject to this risk.

20

How the Funds strive to manage them
Risks	Delaware International Value Equity Fund	Delaware Emerging Markets Fund	Delaware Global Value Fund

Transaction costs risk relates to the costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, which may be higher than those involved in domestic transactions.

Each Fund is subject to this risk. We strive to monitor transaction costs and to choose an efficient trading strategy for the Funds.

Interest rate risk is the risk that securities, particularly bonds with longer maturities, will decrease in value if interest rates rise.	The Funds are generally less affected by interest rate risk than other risks because they typically hold small amounts of fixed income securities.

Foreign government and supranational securities risks relate to the ability of a foreign government or government related issuer to make timely payments on its external debt obligations.

This ability to make payments will be strongly influenced by the issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates, and the extent of its foreign reserves.

We are subject to this risk with respect to a Fund’s debt investments and will attempt to limit this risk by performing credit analysis on the issuer of each security purchased. We also attempt to reduce this risk by limiting the portion of net assets that may be invested in these securities.

We also compare the risk-reward potential of foreign government securities being considered to that offered by equity securities to determine whether to allocate assets to equity or fixed income investments.

High yield, high-risk foreign fixed income securities: The economy and interest rates may affect these high yield, high-risk securities differently from other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or a substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. Changes by recognized rating agencies in their rating of any such security and in the ability of the issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Consequently, these changes will affect a fund’s NAV per share.

This is not a significant risk for the Fund.

We may invest up to 15% of the Fund’s net assets in high yield, high-risk foreign fixed income securities.

We intend to limit the Fund’s investment in any one lower rated bond, which can help to reduce the effect of an individual default on the Fund, and to limit the Fund’s overall holding of bonds in this category. Such limitations may not protect the Fund from widespread bond defaults brought about by a sustained economic downturn.

We may invest up to 35% of the Fund’s net assets in high yield, high-risk foreign fixed income securities.

We intend to limit the Fund’s investment in any single lower rated bond, which can help to reduce the effect of an individual default on the Fund. We also intend to limit the Fund’s overall holdings of bonds in this category. Such limitations may not protect the Fund from widespread bond defaults brought about by a sustained economic downturn or from price declines that might result from changes in the quality ratings of individual bonds.

We may invest up to 15% of the Fund’s net assets in high yield, high-risk foreign fixed income securities.

We intend to limit the Fund’s investment in any one lower rated bond, which can help to reduce the effect of an individual default on the Fund, and to limit the Fund’s overall holdings of bonds in this category. Such limitations may not protect the Fund from widespread bond defaults brought about by a sustained economic downturn.

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How we manage the Funds (continued)

How the Funds strive to manage them
Risks	Delaware International Value Equity Fund	Delaware Emerging Markets Fund	Delaware Global Value Fund

Real estate industry risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code (the Code), or other similar statute in non-U.S. countries and/or to maintain exemptions from the 1940 Act.

To the extent we invest in REITs, we are subject to the risks associated with the real estate industry. Investors should carefully consider these risks before investing in the Funds.

Derivatives risk is the possibility that a fund may experience a significant loss if it employs a derivatives strategy (such as a strategy involving equity linked securities) related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a fund from using the strategy.

This is not a significant risk for the Fund.

We will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the Fund without actually selling a security, to neutralize the impact of interest rate changes, to affect diversification, or to earn additional income. We will not use derivatives for reasons inconsistent with our investment objectives. We also research and continually monitor the creditworthiness of current or potential counterparties.

This is not a significant risk for the Fund.

Disclosure of portfolio holdings information

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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Who manages the Funds

Investment manager

The Funds are managed by Delaware Management Company (the Manager), a series of Delaware Management Business Trust, which is an indirect subsidiary of Delaware Management Holdings, Inc. The Manager makes investment decisions for the Funds, manages the Funds’ business affairs, and provides daily administrative services. For its services to the Funds, the Manager was paid aggregate fees, net of waivers (if applicable), of 0.82%, 1.21%, and 0.73% of average daily net assets of the Delaware International Value Equity Fund, the Delaware Emerging Markets Fund, and the Delaware Global Value Fund, respectively, during the last fiscal year.

Prior to September 25, 2006, Mondrian, formerly known as Delaware International Advisers, Ltd., served as sub-advisor to the Delaware Emerging Markets Fund; however, beginning on September 25, 2006, the Manager became responsible for the day-to-day management of the Fund. Mondrian commenced operations as a registered investment advisor in December 1990. Mondrian’s address is 5th Floor, 10 Gresham Street, London, England EC2V 7JD. For its services to the Fund during the last fiscal year, the Manager paid Mondrian sub-advisory fees at an annual rate of 0.30% of average daily net assets.

Prior to May 1, 2006, Mondrian served as sub-advisor to the Delaware International Equity Fund; however, beginning on May 1, 2006, the Manager became responsible for day-to-day management of the Fund. For its services to the Fund during the last fiscal year, the Manager paid Mondrian sub-advisory fees at an annual rate of 0.20% of average daily net assets.

A discussion of the basis for the Board’s approval of the Funds’ investment advisory contract is available in the Funds’ semiannual report to shareholders for the period ended May 31, 2006.

The Delaware International Equity Composite Performance

The following information presents the past performance of the Delaware International Value Equity Composite (the Composite), which is a composite of accounts managed by the Delaware International Equity Team. The Delaware International Equity Team is the portfolio management team that manages the Delaware International Value Equity Fund and a portion of the Delaware Global Value Fund. The Composite seeks to provide value-added returns and overall portfolio diversification to investors by investing in carefully selected companies, primarily located outside of the U.S. in all market capitalizations. The Composite is comprised of all accounts under discretionary management by the portfolio management team that have investment objectives, policies, and strategies substantially similar to those of the Delaware International Value Equity Fund. The historical performance shown for the Composite has been prepared and presented in accordance with the Global Investment Performance Standards (GIPS®). Past performance is not an indication of future results. The GIPS method for computing historical performance differs from the method used for computing historical performance of investment companies.

The historical performance of the Composite is not the performance of the Delaware International Value Equity Fund, and is not necessarily indicative of how the Delaware International Value Equity Fund would have performed in the past or will perform in the future. The Delaware International Value Equity Fund’s actual performance may vary significantly from the past performance of the Composite. The Delaware International Value Equity Fund’s performance in the future will be different from the Composite’s performance due to factors such as differences in cash flows into and out of the Delaware International Value Equity Fund and advisory accounts included in the Composite, and different fees, expenses, performance calculation methods, and portfolio sizes and composition. In addition, the accounts included in the Composite are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Code, which, if applicable, can have a negative impact on performance. Application of these limitations, requirements and restrictions may have had an adverse effect on the performance results of the Composite. The Composite performance also does not reflect sales charges that apply to the Delaware International Value Equity Fund’s Class A, Class B, and Class C shares. If the Delaware International Value Equity Fund’s higher expenses and applicable sales charges were reflected, the performance of the Composite would be lower.

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Who manages the Funds (continued)

Year	Delaware International Value Equity Composite - Gross Return(1)	Delaware International Value Equity Composite - Net Return(1)	MSCI ACWI Free ex U.S. Inc. Net Dividends(2)	MSCI EAFE Net Dividends(3)
2006	30.38%	29.53%	25.71%	26.34%
2005	14.31%	13.55%	14.47%	13.55%
2004	24.84%	23.87%	20.38%	20.25%
2003	46.60%	45.45%	39.42%	38.63%
2002	-11.53%	-12.23%	-15.80%	-15.94%
2001	-13.25%	-13.85%	-21.40%	-21.45%
2000	-9.67%	-10.00%	-13.37%	-14.16%
1999	20.41%	19.97%	27.93%	26.97%
1998	5.13%	4.36%	18.76%	19.97%

(1)       Performance results for the period April 1 through June 21, 2005 occurred while members of the portfolio management team were affiliated with Arborway Capital prior to the acquisition of its assets by the Manager. Performance results for the period April 30, 2002 through March 31, 2005 occurred while members of the portfolio management team were affiliated with Thomas Weisel Asset Management LLC (TWAM). Performance results presented prior to April 30, 2002 occurred while members of the International Value Equity Team were affiliated with ValueQuest/TA LLC prior to the acquisition of its assets by TWAM. Accordingly, composite assets prior to June 21, 2005 constituted a portion of the total firm assets of other firms.

Performance results are shown as total returns, net of dividend withholding taxes, assume reinvestment of dividends and capital gains as well as no reductions for taxes, are presented before and after the deduction of the Manager’s investment advisory fees, and are calculated in U.S. dollars. After inclusion of management fees, annualized performance for the one-year, five-year, and lifetime periods as of December 31, 2006 would have been 30.38%, 19.25%, and 10.17%, respectively.

(2)       The MSCI ACWI Free ex U.S. including Net Dividends is the benchmark from January 2001 to June 2005. The MSCI ACWI Free ex-U.S. Gross Index is the benchmark for this composite from inception through December 2000.

(3)       The MSCI EAFE Net Dividends is the benchmark from June 21, 2005 to present and was changed to more accurately reflect the investment strategy represented by the Composite. Dividends on securities in the Index are assumed to be reinvested after deduction of withholding taxes, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The Index uses withholding tax rates applicable to Luxembourg holding companies (as Luxembourg applies the highest rates). As of June 30, 2006, investments in securities not included in this benchmark represented 11.20% of composite holdings.

Portfolio managers

Delaware Emerging Markets Fund

Liu-Er Chen has primary responsibility for making day-to-day investment decisions for the Delaware Emerging Markets Fund. Mr. Chen has managed the Fund since September 25, 2006.

Liu-Er Chen, CFA, Senior Vice President, Chief Investment Officer – Emerging Markets

Mr. Chen joined Delaware Investments in September 2006 to lead the firm’s international Emerging Markets team. Previously, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently served as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He also served as the sole manager of the Evergreen Health Care Fund since its inception in 1999. Mr. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Mr. Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He is licensed to practice medicine in China and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Delaware Global Value Fund

The Delaware International Equity and Delaware Large Cap Value Focus teams have primary responsibility for making day-to-day investment decisions for the Fund.

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Portfolio managers (continued)

International Equity Portfolio Segment

Zoë A. Neale, Senior Vice President and Chief Investment Officer, International Equity

Ms. Neale joined Delaware Investments in June 2005 to develop the firm’s International Value Equity strategies, from Arborway Capital, which she co-founded in January 2005. Previously, she ran the International Value Strategies business at TWAM. She joined TWAM when it acquired ValueQuest/TA in 2002. Ms. Neale started at ValueQuest in 1996 and served as a senior investment professional with portfolio management and global research responsibilities for several sectors. Prior to ValueQuest, she was an assistant vice president and portfolio manager for Anchor Capital Advisors, with generalist research responsibilities. Ms. Neale earned a bachelor’s degree in economics from the University of Texas, Austin, and an MBA from Northeastern University.

Edward A. “Ned” Gray, CFA, Vice President/Senior Portfolio Manager

Mr. Gray joined Delaware Investments in June 2005 to develop the firm’s International Value Equity team, from Arborway Capital, which he co-founded in January 2005. He previously worked in the investment management business at TWAM, and ValueQuest, which was acquired by TWAM in 2002. At ValueQuest, which he joined in 1987, Mr. Gray served as a senior investment professional with responsibilities for portfolio management, security analysis, quantitative research, performance analysis, global research, back office/investment information systems integration, trading, and client and consultant relations. Prior to ValueQuest, he was a research analyst at the Center for Competitive Analysis. Mr. Gray received his bachelor’s degree in history from Reed College and a master of arts in law and diplomacy, in international economics, business and law from Tufts University’s Fletcher School of Law and Diplomacy.

Todd A. Bassion, CFA, Vice President, Portfolio Manager, Senior Equity Analyst

Mr. Bassion joined Delaware Investments in June 2005 as a senior analyst on the firm’s International Value Equity team. He takes a lead role in generating and researching new companies for the portfolios, as well as providing input on ongoing portfolio management. Mr. Bassion previously worked at Arborway Capital, where he was a key part of the team that started at ValueQuest/TA and moved to TWAM with its acquisition of ValueQuest/TA in 2002. Mr. Bassion, who joined ValueQuest/TA in 2000, served as a research associate there. Mr. Bassion earned a bachelor’s degree in economics from Colorado College.

Domestic Equity Portfolio Segment

D. Tysen Nutt, Jr., Senior Vice President, Senior Portfolio Manager, Team Leader — Large-Cap Value Focus Equity

Mr. Nutt joined Delaware Investments in 2004 as senior vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Before joining the firm, Mr. Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers (MLIM), where he managed mutual funds and separate accounts for institutions and private clients. Mr. Nutt departed MLIM as a managing director. Prior to joining MLIM in 1994, Mr. Nutt was with Van Deventer & Hoch (V&H) where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Mr. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Jordan L. Irving, Vice President, Senior Portfolio Manager

Mr. Irving joined Delaware Investments in 2004 as a vice president, senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Previously, he worked for the U.S. Active Large-Cap Value team within MLIM for six years, where he managed mutual funds and separate accounts for institutions and private clients. Mr. Irving graduated from Yale University with a bachelor’s degree in American studies and earned a special diploma in social studies at Oxford University in England. He competed for the United States National Rowing Team, winning a gold medal at the 1997 World Rowing Championships in Aiguebelette, France.

Anthony A. Lombardi, CFA, Vice President, Senior Portfolio Manager

Mr. Lombardi joined Delaware Investments in 2004 as a vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Previously, Mr. Lombardi worked at MLIM from 1998 to 2004, where he rose to the position of director and portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. Prior to that he worked at Dean Witter Reynolds for seven years as a sell-side equity research analyst, and he began his career as an investment analyst with Crossland Savings in 1989. Mr. Lombardi graduated from Hofstra University, receiving a bachelor’s degree in finance and an MBA with a concentration in finance. He is a member of the New York Society of Security Analysts and the CFA Institute.

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Portfolio managers (continued)

Robert A. Vogel, Jr., CFA, Vice President, Senior Portfolio Manager

Mr. Vogel joined Delaware Investments in 2004 as a vice president, senior portfolio manager for the firm’s Large-Cap Value Focus strategy. He previously worked at MLIM for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Mr. Vogel graduated from Loyola College in Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania, and he is a member of the New York Society of Security Analysts and the CFA Society of Philadelphia.

Nikhil G. Lalvani, CFA, Vice President, Portfolio Manager

Mr. Lalvani is a portfolio manager with the firm’s Large-Cap Value Focus team. At Delaware Investments, Mr. Lalvani has served as both a fundamental and quantitative analyst. Prior to joining the firm in 1997, he was a research associate with Bloomberg. Mr. Lalvani holds a bachelor’s degree in finance from Penn State University and is a member of the CFA Society of Philadelphia.

Nashira S. Wynn, Vice President, Portfolio Manager

Ms. Wynn is a portfolio manager with the firm’s Large-Cap Value Focus team. Prior to joining Delaware Investments in 2004, she was an equity research analyst for Merrill Lynch Investment Managers. Ms. Wynn earned a bachelor’s degree in finance, with a minor in economics, from The College of New Jersey, and she attended England’s Oxford University as a Presidential Scholar.

Delaware International Value Equity Fund

The Delaware International Equity team has primary responsibility for making day-to-day investment decisions for the Fund.

Please see the “International Equity Portfolio Segment” section of Delaware Global Value Fund’s portfolio manager information for Ms. Neale’s, Mr. Gray’s, and Mr. Bassion’s business experience.

The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Manager of managers structure

The Funds and the Manager have received an exemptive order from the Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Funds without shareholder approval (the Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Funds’ Board, for overseeing the Funds’ sub-advisors and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Funds or the Manager. While the Manager does not currently expect to use the Manager of Managers Structure with respect to the Funds, the Manager may, in the future, recommend to the Funds’ Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Funds’ portfolio.

The Manager of Managers Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Funds without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

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Who’s who?

This diagram shows the various organizations involved in managing, administering and servicing the Delaware Investments® Funds.

Board of Trustees A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others that perform services for the fund. Generally, at least 40% of the board of trustees must be independent of a fund’s investment manager and distributor. However, the Funds rely on certain exemptive rules adopted by the SEC that require the Board of Trustees to be comprised of a majority of such independent Trustees. These independent Trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund’s prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs. Most management contracts provide for the investment manager to receive an annual fee based on a percentage of the fund’s average daily net assets. The investment manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to National Association of Securities Dealers, Inc. (NASD) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of fund shares through broker/dealers, financial advisors, and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called “transfer agents”) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisors Financial advisors provide advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial advisors are compensated for their services generally through sales commissions, and through 12b-1 fees and/or service fees deducted from the fund’s assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights. Material changes in the terms of a fund’s management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

27

About your account

Investing in the Funds

You can choose from a number of share classes for each Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

Choosing a share class:

CLASS A

•                  Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares.

•                  If you invest $50,000 or more, your front-end sales charge will be reduced.

•                  You may qualify for other reduced sales charges, and under certain circumstances the sales charge may be waived, as described in “How to reduce your sales charge.”

•                  Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets (currently limited to 0.25% for Delaware Global Value Fund and Delaware Emerging Markets Fund), which is lower than the 12b-1 fee for Class B, Class C, and Class R shares. See “Dealer compensation” below for further information.

•                  Class A shares generally are not subject to a CDSC except in the limited circumstances described in the table below.

•                  Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares, except as described below.

Class A sales charges

The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front end sales charge. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current NAV, the percentage rate of sales charge, and rounding.

Amount of purchase	Sales charge as % of offering price	Sales charge as % of net amount invested
Less than $50,000	5.75%	6.54%
$50,000 but under $100,000	4.75%	5.41%
$100,000 but under $250,000	3.75%	4.31%
$250,000 but under $500,000	2.50%	3.00%
$500,000 but under $1 million	2.00%	2.44%
$1 million or more	None (Limited CDSC may apply)*	None (Limited CDSC may apply)*

*                 There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if the Distributor paid your financial advisor a commission on your purchase of $1 million or more of Class A shares, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Investments® Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See “Dealer compensation” below for a description of the dealer commission that is paid.

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CLASS B

Effective at the close of business on May 31, 2007, no new or subsequent investments, including investments through automatic investment plans and by qualified retirement plans (such as 401(k) plans, 403(b) plans, or 457 plans), will be allowed in Class B shares in any of the Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Delaware Investments® Fund (each, a “Fund”) for Class B shares of another Fund, as permitted by existing exchange privileges. Existing Class B shareholders wishing to make subsequent purchases in the Funds’ shares will be permitted to invest in other classes of the Funds, subject to that class’ pricing structure and eligibility requirements, if any.

For Class B shares outstanding as of May 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the CDSC schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. However, effective at the close of business on May 31, 2007, the reinvestment of redeemed shares with respect to Class B shares (which, as described in the Prospectus, permits you to reinvest within 12 months of selling your shares and have any CDSC you paid on such shares credited back to your account) will be discontinued. In addition, because a Fund’s or its distributor’s ability to assess certain sales charges and fees is dependent on the sale of new shares, the termination of new purchases of Class B shares could ultimately lead to the elimination and/or reduction of such sales charges and fees. A Fund may not be able to provide shareholders with advance notice of the reduction in these sales charges and fees. You will be notified via a Prospectus Supplement if there are any changes to any attributes, sales charges, or fees.

•                  Class B shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. However, you will pay a CDSC if you redeem your shares within six years after you buy them.

•                  If you redeem Class B shares during the first year after you buy them, the shares will be subject to a CDSC of 4.00%. The CDSC is 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter.

•                  In determining whether the CDSC applies to a redemption of Class B shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. For further information on how the CDSC is determined, please see “Calculation of Contingent Deferred Sales Charges – Class B and Class C” below.

•                  Under certain circumstances, the CDSC may be waived; please see “Waivers of Contingent Deferred Sales Charges” below.

•                  For eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1.00% of average daily net assets (of which 0.25% are service fees) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts.

•                  Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

•                  Eight years after you buy them, Class B shares automatically convert to Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B’s higher 12b-1 fees apply.

•                  You may purchase only up to $100,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

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About your account (continued)

CLASS C

•                  Class C shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. However, you will pay a CDSC of 1.00% if you redeem your shares within 12 months after you buy them.

•                  In determining whether the CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the CDSC is determined, please see “Calculation of Contingent Deferred Sales Charges – Class B and Class C” below.

•                  Under certain circumstances the CDSC may be waived; please see “Waivers of Contingent Deferred Sales Charges” below for further information.

•                  Class C shares are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% are service fees) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts.

•                  Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

•                  Unlike Class B shares, Class C shares do not automatically convert to another class.

•                  You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS R

•                  Class R shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. Class R shares are not subject to a CDSC.

•                  Class R shares are subject to an annual 12b-1 fee no greater than 0.60% (currently limited to 0.50%) of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

•                  Because of the higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A shares.

•                  Unlike Class B shares, Class R shares do not automatically convert to another class.

•                  Class R shares generally are available only to: (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) IRA rollovers from plans that were previously maintained on the Delaware Investments® retirement recordkeeping system or BISYS’s retirement recordkeeping system that are offering Class R shares to participants.

Except as noted above, no other IRA accounts are eligible for Class R shares (e.g., no SIMPLE IRAs, SEP/IRAs, SAR/IRAs, Roth IRAs, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

For the Delaware International Value Equity Fund, any account holding Class A shares as of June 2, 2003 (the date Class R shares were made available) continues to be eligible to purchase Class A shares after the date. Any account holding Class R shares is not eligible to purchase Class A shares.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries that require the purchase of a specific class of shares.

Each share class of the Funds has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

30

Calculation of Contingent Deferred Sales Charges – Class B and Class C

CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the NAV at the time the shares being redeemed were purchased or the NAV of those shares at the time of redemption. No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of Class B shares or Class C shares of the Funds, even if those shares are later exchanged for shares of another Delaware Investments® Fund. In the event of an exchange of the shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange.

Dealer compensation

The financial advisor that sells you shares of the Funds may be eligible to receive the following amounts as compensation for your investment in the Funds. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated.

	Class A(1)	Class B(2)	Class C(3)	Class R(4)
Commission (%)	—	4.00%	1.00%	—
Investment less than $50,000	5.00%	—	—	—
$50,000 but less than $100,000	4.00%	—	—	—
$100,000 but less than $250,000	3.00%	—	—	—
$250,000 but less than $500,000	2.00%	—	—	—
$500,000 but less than $1,000,000	1.60%	—	—	—
$1,000,000 but less than $5,000,000	1.00%	—	—	—
$5,000,000 but less than $25,000,000	0.50%	—	—	—
$25,000,000 or more	0.25%	—	—	—
12b-1 Fee to Dealer	0.30%	0.25%	1.00%	0.60%

(1)       On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.30% of the 12b-1 fee applicable to Class A shares. The maximum 12b-1 fee applicable to Class A shares is 0.30% of average daily net assets. However, the Distributor has contracted to limit this amount to 0.25% for each of the Delaware Emerging Markets Fund and Delaware Global Value Fund from April 1, 2007 through March 31, 2008.

(2)       On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a 12b-1 service fee of up to 0.25% from the date of purchase. After eight years, Class B shares automatically convert to Class A shares and dealers may then be eligible to receive the 0.30% 12b-1 fee applicable to Class A.

(3)       On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year’s 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.

(4)       On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. The maximum 12b-1 fee applicable to Class R shares is 0.60% of average daily net assets. However, the Distributor has contracted to limit this amount to 0.50% from April 1, 2007 through March 31, 2008. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.60% from the date of purchase, although this rate is currently 0.50%.

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About your account (continued)

Payments to intermediaries

The Distributor, LFD, and their affiliates may pay additional compensation (at their own expense and not as an expense of the Funds) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Funds with “shelf space” or a higher profile with the Financial Intermediary’s consultants, sales persons, and customers (distribution assistance). The level of payments made to a qualifying Financial Intermediary in any given year will vary. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Funds’ shares.

For more information, please see the Funds’ SAI.

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How to reduce your sales charge

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the SAI for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial advisor or the Funds in order to qualify for a reduction in sales charges. Such information may include your Delaware Investments® Funds holdings in any other account, including retirement accounts held indirectly or through an intermediary and the names of qualifying family members and their holdings. Class R shares have no up-front sales charge or CDSC. We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced sales charge.

Share class
Program	How it works	A	B	C
Letter of Intent

Through a Letter of Intent you agree to invest a certain amount in Delaware Investments® Funds (except money market funds with no sales charge) over a 13-month period to qualify for reduced front-end sales charges.

X

Although the Letter of Intent and Rights of Accumulation do not apply to the purchase of Class B and Class C shares, you can combine your purchase of Class A shares with your purchase of Class B and Class C shares to fulfill your Letter of Intent or qualify for Rights of Accumulation.

Rights of Accumulation

You can combine your holdings or purchases of all Delaware Investments® Funds (except money market funds with no sales charge), as well as the holdings and purchases of your spouse and children under 21 to qualify for reduced front-end sales charges.

X

Reinvestment of Redeemed Shares	Up to 12 months after you redeem shares, you can reinvest the proceeds without paying a sales charge, as noted to the right.	For Class A, you will not have to pay an additional front-end sales charge.

For Class B, your account will be credited with the CDSC you previously paid on the amount you are reinvesting. Your schedule for CDSCs and conversion to Class A will not start over again; it will pick up from the point at which you redeemed your shares.

Not available

SIMPLE IRA, SEP/IRA, SAR/SEP, Profit Sharing, Pension, 401(k), SIMPLE 401(k), 403(b)(7), and 457 Retirement Plans

These investment plans may qualify for reduced sales charges by combining the purchases of all members of the group. Members of these groups may also qualify to purchase shares without a front-end sales charge and may qualify for a waiver of any CDSCs on Class A shares.

		X	There is no reduction in sales charges for Class B or Class C shares for group purchases by retirement plans.

33

About your account (continued)

Buying Class A shares at Net Asset Value

Class A shares of a Fund may be purchased at NAV under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege.

•                  Shares purchased under the Delaware Investments® Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

•                  Purchases by: (i) current and former officers, Trustees/Directors, and employees of any Delaware Investments® Fund, the Manager or any of its current affiliates and those that may in the future be created; (ii) legal counsel to the Delaware Investments® Funds; and (iii) registered representatives and employees of broker/dealers who have entered into Dealer’s Agreements with the Distributor. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing entities, counsel, or broker/dealers may also purchase shares at NAV.

•                  Shareholders who own Class A shares of Delaware Cash Reserve Fund as a result of a liquidation of a Delaware Investments® Fund may exchange into Class A shares of another Delaware Investments® Fund at NAV.

•                  Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of the Delaware Investments® Funds.

•                  Purchases by certain officers, trustees, and key employees of institutional clients of the Manager or any of its affiliates.

•                  Purchases for the benefit of the clients of brokers, dealers, and registered investment advisors if such brokers, dealers, or investment advisors have entered into an agreement with the Distributor providing specifically for the purchase of Class A shares in connection with special investment products, such as wrap accounts or similar fee-based programs. Investors may be charged a fee when effecting transactions in Class A shares through a broker or agent that offers these special investment products.

•                  Purchases by financial institutions investing for the accounts of their trust customers if they are not eligible to purchase shares of a Fund’s Institutional Class.

•                  Purchases by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firm has entered into a Class A NAV agreement with respect to such retirement platforms.

•                  Purchases by certain legacy bank sponsored retirement plans that meet requirements set forth in the SAI.

•                  Purchases by certain legacy retirement assets that meet requirements set forth in the SAI.

•                  Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.

•                  Loan repayments made to a Fund account in connection with loans originated from accounts previously maintained by another investment firm.

Waivers of Contingent Deferred Sales Charges

The Funds’ applicable CDSCs may be waived under the following circumstances:

Share class
Category	A*	B	C

Redemptions in accordance with a Systematic Withdrawal Plan, provided the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

	X	X	X

Redemptions that result from the Funds’ right to liquidate a shareholder’s account if the aggregate NAV of the shares held in the account is less than the then-effective minimum account size.	X	X	X

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Waivers of Contingent Deferred Sales Charges (continued)

Share class
Category	A*	B	C
Distributions to participants or beneficiaries from a retirement plan qualified under Section 401(a) of the Code.	X	Not available	Not available

Redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under Section 401(a) of the Code with respect to that retirement plan.	X	Not available	Not available

Periodic distributions from an IRA (i.e., IRA, Roth IRA, Coverdell Education Savings Account, SIMPLE IRA, SAR/SEP, or SEP/IRA) or a qualified plan** (403(b)(7) plan, 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Plan, or 401(k) Defined Contribution Plan) not subject to a penalty under Section 72(t)(2)(A) of the Code or a hardship or unforeseen emergency provision in the qualified plan as described in Treas. Reg. §1.401(k)-1(d)(2) and Section 457(d)(3) of the Code.

	X	X	X

Returns of Excess Contributions due to any regulatory limit from an IRA (i.e., IRA, Roth IRA, Coverdell Education Savings Account, SIMPLE IRA, SAR/SEP, or SEP/IRA) or a qualified plan (403(b)(7) plan, 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Plan, or 401(k) Defined Contribution Plan).

	X	X	X

Distributions by other employee benefit plans to pay benefits.	X	Not available	Not available

Systematic withdrawals from a retirement account or qualified plan that are not subject to a penalty pursuant to Section 72(t)(2)(A) of the Code or a hardship or unforeseen emergency provision in the qualified plan** as described in Treas. Reg. §1.401(k)-1(d)(2) and Section 457(d)(3) of the Code. The systematic withdrawal may be pursuant to Delaware Investments® Funds’ Systematic Withdrawal Plan or a systematic withdrawal permitted by the Code.

	X	X	X

Distributions from an account of a redemption resulting from the death or disability (as defined in Section 72(t)(2)(A) of the Code) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners.

	X	X	X

Redemptions by certain legacy retirement assets that meet the requirements set forth in the SAI.	X	Not available	X

Redemptions by the classes of shareholders who are permitted to purchase shares at NAV, regardless of the size of the purchase. See “Buying Class A shares at Net Asset Value” above.	X	Not available	Not available.

*                 The waiver for Class A shares relates to a waiver of the Limited CDSC. Please note that you or your financial advisor will have to notify us at the time of purchase that the trade qualifies for such waiver.

**          Qualified plans that are fully redeemed at the direction of the plan’s fiduciary are subject to any applicable CDSC or Limited CDSC, unless the redemption is due to the termination of the plan.

Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because a Fund, its transfer agent, and financial intermediaries may not maintain this information. Information about existing sales charges and sales charge reductions and waivers is available free of charge on the Delaware Investments® Funds’ Web site at www.delawareinvestments.com. Additional information on sales charges can be found in the Funds’ SAI, which is available upon request.

35

About your account (continued)

How to buy shares

Through your financial advisor

Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service.

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, P.O. Box 219656, Kansas City, MO 64121-9656. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

Please note that all purchases by mail into your account or into a new account will not be accepted until such purchase orders are received by Delaware Investments at P.O. Box 219656, Kansas City, MO 64121-9656 for investments by regular mail or 430 W. 7th Street, Kansas City, MO 64105 for investments by overnight courier service. Please do not send purchase orders to 2005 Market Street, Philadelphia, PA 19103-7094.

By wire

Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call us at 800 523-1918 so we can assign you an account number.

By exchange

You may exchange all or part of your investment in one or more Delaware Investments® Funds for shares of other Delaware Investments® Funds. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

Through automated shareholder services

You may purchase or exchange shares through Delaphone, our automated telephone service, or through our Web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. The minimum initial purchase is $250, and you can make additional investments of $25 or more, if you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan. The minimum purchase for a Coverdell Education Savings Account (formerly, an “Education IRA”) is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs, or Coverdell Education Savings Accounts.

36

How to buy shares (continued)

The price you pay for shares will depend on when we receive your purchase order. If an authorized agent or we receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern Time, you will pay that day’s closing share price, which is based on a Fund’s NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day’s price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each Class of the Funds at the close of regular trading on the NYSE on each Business Day. The NAV per share for each Class of the Funds is calculated by subtracting the liabilities of each Class from its total assets and dividing the resulting number by the number of shares outstanding for that Class. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. We price fixed income securities that have a maturity of less than 60 days at amortized cost, which approximates market value. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value.

Fair valuation

When the Funds use fair value pricing, they may take into account any factors they deem appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broader stock market indices. The price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before a Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, each Fund may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Subject to the Board’s oversight, the Funds’ Board has delegated responsibility for valuing the Funds’ assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, as described above.

Retirement plans

In addition to being an appropriate investment for your IRA, Roth IRA, and Coverdell Education Savings Account, shares in the Funds may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in these Funds can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

Document delivery

If you have an account in the same Delaware Investments® Fund as another member of your household, we send your household one copy of the Funds’ prospectus and annual and semiannual reports unless you opt otherwise. This will help us reduce the printing and mailing expenses associated with the Funds. We will continue to send one copy of each of these documents to your household until you notify us that you wish to receive individual materials. If you wish to receive individual materials, please call our Shareholder Service Center at 800 523-1918 or your financial advisor. We will begin sending you individual copies of these documents 30 days after receiving your request.

37

About your account (continued)

How to redeem shares

Through your financial advisor

Your financial advisor can handle all the details of redeeming your shares (selling them back to the Funds). Your financial advisor may charge a separate fee for this service.

By mail

You may redeem your shares by mail by writing to: Delaware Investments, P.O. Box 219656, Kansas City, MO 64121-9656. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account.

Please note that all redemption requests from your account by mail will not be accepted until such redemption orders are received by Delaware Investments at P.O. Box 219656, Kansas City, MO 64121-9656 for redemptions by regular mail or 430 W. 7th Street, Kansas City, MO 64105 for redemptions by overnight courier service. Please do not send redemption requests to 2005 Market Street, Philadelphia, PA 19103-7094.

By telephone

You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

By wire

You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next Business Day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

Through automated shareholder services

You may redeem shares through Delaphone, our automated telephone service, or through our Web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

38

How to redeem shares (continued)

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and an authorized agent or we receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day. We will deduct any applicable CDSCs. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next Business Day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a CDSC when you redeem your shares, the amount subject to the fee will be based on the shares’ NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement assures that you will not pay a CDSC on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a CDSC at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the CDSC formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums

If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Roth IRAs, Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts or accounts with automatic investing plans, and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, your Fund may redeem your account after 60 days’ written notice to you.

39

About your account (continued)

Special services

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic Investing Plan

The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit

With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments, such as Social Security, or direct transfers from your bank account.

Electronic Delivery

With Delaware eDelivery, you can receive your fund documents electronically instead of via U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure internet environment at any time, from anywhere.

Online Account Access

Online Account Access is a password-protected area of the Delaware Investments® Funds’ Web site that gives you access to your account information and allows you to perform transactions in a secure internet environment.

Wealth Builder Option

With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments® Funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan

Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another Delaware Investments® Fund. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a CDSC. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges

You may generally exchange all or part of your shares for shares of the same class of another Delaware Investments® Fund without paying a front-end sales charge or a CDSC at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund, you will pay any applicable sales charge on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same CDSC as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request if in the Manager’s judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.

40

Special services (continued)

MoneyLineSM On Demand Service

Through our MoneyLineSM On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000, except for purchases into IRAs. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MoneyLine Direct Deposit Service

Through our MoneyLine Direct Deposit Service, you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic Withdrawal Plan

Through our Systematic Withdrawal Plan, you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

The applicable Limited CDSC for Class A shares and the CDSC for Class B and C shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the Plan.

Frequent trading of Fund shares

Each Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Funds’ Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to each Fund and its shareholders, such as market timing. Each Fund will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term “roundtrips” – that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 Business Days of a purchase of that fund’s shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter as a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, each Fund will consider short-term roundtrips to include rapid purchases and sales of Fund shares through the exchange privilege. Each Fund reserves the right to consider other trading patterns to be market timing.

Your ability to use a Fund’s exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. Each Fund reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder’s financial intermediary or in any omnibus-type account. Transactions placed in violation of a Fund’s market timing policy are not necessarily deemed accepted by the Fund and may be rejected by the Fund on the next Business Day following receipt by the Fund.

41

About your account (continued)
Frequent trading of Fund shares (continued)

Redemptions will continue to be permitted in accordance with the Funds’ current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a CDSC, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

Each Fund reserves the right to modify this policy at any time without notice, including modifications to a Fund’s monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Funds market timing policy does not require a Fund to take action in response to frequent trading activity. If a Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Funds’ shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund’s shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect a Fund’s performance if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (typically, 4:00 p.m. Eastern Time). Developments that occur between the closing of the foreign market and a fund’s NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund’s NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures Each Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in Fund shares for violations of the Funds’ market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Funds may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset-allocation or dollar cost averaging programs, or omnibus account arrangements.

42

Frequent trading of Fund shares (continued)

Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds will attempt to apply their monitoring procedures to these omnibus accounts and to the individual participants in such accounts. In an effort to discourage market timers in such accounts, the Funds may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account’s authorization to purchase Fund shares.

Limitations on ability to detect and curtail market timing Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of a Fund and its agents to detect market timing in Fund shares, there is no guarantee that a Fund will be able to identify these shareholders or curtail their trading practices. In particular, a Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and Distributions. Each Fund has qualified as a regulated investment company under the Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The Funds expect to declare and distribute all of their net investment income, if any, to shareholders as dividends annually. The Funds will also distribute net realized capital gains, if any, at least annually. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual Statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. A Fund may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, a Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099-DIV to reflect reclassified information. Use the information on your corrected Form 1099-DIV, not the information on your statement, for tax returns.

Avoid “Buying A Dividend.” If you are a taxable investor and invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax Considerations. In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Investments® Fund is the same as a sale.

By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax, and are subject to special U.S. tax certification requirements.

43

About your account (continued)
Dividends, distributions, and taxes (continued)

Receipt of excess inclusion income by the Delaware Global Value Fund. Income received by the Delaware Global Value Fund from certain equity interests in mortgage pooling vehicles is treated as “excess inclusion income.” The Fund may derive such income either as a result of its direct investment in such interests or, indirectly, through its investment in REITs that hold such interests or otherwise qualify as taxable mortgage pools. In general, this income is required to be reported to Fund shareholders that are not disqualified organizations (as defined below) in proportion to dividends paid with the same consequences as if the shareholders directly received the excess inclusion income. Excess inclusion income: (i) may not be offset with net operating losses; (ii) represents unrelated business taxable income (UBTI) in the hands of a tax-exempt shareholder that is not a disqualified organization; and (iii) is subject to withholding tax, without regard to otherwise applicable exemptions or rate reductions, to the extent such income is allocable to a shareholder who is not a U.S. person. The Fund must pay the tax on its excess inclusion income that is allocable to “disqualified organizations,” which are generally certain cooperatives, governmental entities, and tax-exempt organizations that are not subject to tax on UBTI. To the extent that the Fund shares owned by a disqualified organization are held in record name by a broker/dealer or other nominee, the Fund must inform the broker/dealer or other nominee of the excess inclusion income allocable to them and the broker/dealer or other nominee must pay the tax on the portion of the Fund’s excess inclusion income allocable to them on behalf of the disqualified organizations.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Other investment policies and risk considerations

High yield, high-risk securities Delaware Emerging Markets Fund and Delaware Global Value Fund may invest in high yield, high-risk foreign fixed income securities. In the past, in the opinion of the Funds’ portfolio managers, the high yields from these bonds have more than compensated for their higher default rates. There can be no assurance, however, that yields will continue to offset default rates on these bonds in the future. The Funds’ portfolio managers intend to maintain adequately diversified portfolios of stocks and bonds. While diversification can help to reduce the effect of an individual default on a Fund, there can be no assurance that diversifying the Funds’ investments will protect the Funds from widespread bond defaults brought about by a sustained economic downturn.

Medium- and low-grade bonds held by a Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also these bonds are often issued by smaller, less creditworthy companies or foreign governments or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

Foreign currency transactions Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. Each Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a “forward foreign currency” contract or “forward” contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. Each Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

Each Fund may enter into forward contracts to “lock in” the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

44

When the Funds’ portfolio managers believe that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, a Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Funds’ securities denominated in such foreign currency.

A Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Funds’ securities or other assets denominated in that currency.

At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize gains or losses from currency transactions.

Certain management considerations

Investments by fund of funds and similar investment vehicles The Funds may accept investments from funds of funds, including those offered by the Delaware Investments® Funds, as well as from similar investment vehicles, such as 529 plans. A “529 Plan” is a college savings program that operates under Section 529 of the Code. From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

45

Financial highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance. Currently, financial highlights are not provided for Class R shares of the Delaware Emerging Markets Fund and Delaware Global Value Fund since the class has not yet commenced operations. All “per share” information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with each Fund’s financial statements, is included in the Funds’ annual report, which is available upon request by calling 800 523-1918.

	Class A
Delaware International Value Equity Fund	2006	2005	2004	2003	Year ended 11/30 2002
Net asset value, beginning of period	$18.130	$16.340	$13.350	$11.020	$12.360
Income (loss) from investment operations:
Net investment income(1)	0.339	0.388	0.261	0.184	0.085
Net realized and unrealized gain (loss) on investments and foreign currencies	3.220	1.610	2.891	2.626	(0.992)
Total from investment operations	3.559	1.998	3.152	2.810	(0.907)
Less dividends and distributions from:
Net investment income	(0.412)	(0.063)	(0.162)	(0.091)	(0.123)
Net realized gain on investments	(5.267)	(0.145)	—	(0.389)	(0.310)
Total dividends and distributions	(5.679)	(0.208)	(0.162)	(0.480)	(0.433)
Net asset value, end of period	$16.010	$18.130	$16.340	$13.350	$11.020
Total return(2)	23.57%	12.35%	23.83%	26.87%	(7.55%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$472,803	$468,217	$308,751	$195,950	$88,499
Ratio of expenses to average net assets	1.41%	1.48%	1.70%	2.04%	2.13%
Ratio of expenses to average net assets prior to expense limitations and expenses paid indirectly	1.43%	1.48%	1.70%	2.04%	2.13%
Ratio of net investment income to average net assets	2.05%	2.24%	1.78%	1.60%	0.72%
Ratio of net investment income to average net assets prior to expense limitations and expenses paid indirectly	2.03%	2.24%	1.78%	1.60%	0.72%
Portfolio turnover	127%	14%	7%	14%	23%

(1)       The average shares outstanding method has been applied for per share information.

(2)       Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the Manager and Distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

(3)       Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(4)       Portfolio turnover is representative of the Fund for the entire year.

Net investment income (loss)	Net realized and unrealized gain (loss) on investments and foreign currencies	Net asset value (NAV)
Net investment income (loss) includes dividend and interest income earned from a fund’s investments; it is after expenses have been deducted.

A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under “Less dividends and distributions from: Net realized gain on investments.” Realized and unrealized gain (loss) on foreign currencies represent changes in the U.S. dollar value of assets (including investments) and liabilities denominated in foreign currencies as a result of changes in foreign currency exchange rates.

This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

46

How to read the
financial highlights

	Class B
Delaware International Value Equity Fund	2006	2005	2004	2003	Year ended 11/30 2002
Net asset value, beginning of period	$17.910	$16.200	$13.250	$10.930	$12.250
Income (loss) from investment operations:
Net investment income(1)	0.226	0.269	0.160	0.106	0.003
Net realized and unrealized gain (loss) on investments and foreign currencies	3.173	1.586	2.873	2.613	(0.980)
Total from investment operations	3.399	1.855	3.033	2.719	(0.977)
Less dividends and distributions from:
Net investment income	(0.292)	—	(0.083)	(0.010)	(0.033)
Net realized gain on investments	(5.267)	(0.145)	—	(0.389)	(0.310)
Total dividends and distributions	(5.559)	(0.145)	(0.083)	(0.399)	(0.343)
Net asset value, end of period	$15.750	$17.910	$16.200	$13.250	$10.930
Total return(2)	22.70%	11.53%	23.00%	25.99%	(8.16%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$39,834	$38,284	$38,962	$31,904	$24,006
Ratio of expenses to average net assets	2.11%	2.18%	2.40%	2.74%	2.83%
Ratio of expenses to average net assets prior to expense limitations and expenses paid indirectly	2.13%	2.18%	2.40%	2.74%	2.83%
Ratio of net investment income to average net assets	1.35%	1.54%	1.08%	0.90%	0.02%
Ratio of net investment income to average net assets prior to expense limitations and expenses paid indirectly	1.33%	1.54%	1.08%	0.90%	0.02%
Portfolio turnover	127%	14%	7%	14%	23%

s

	Class C					Class R
Delaware International Value Equity Fund	2006	2005	2004	2003	Year ended 11/30 2002	2006	2005	Year ended 11/30 2004	Period 6/2/03(3) through 11/30/03
Net asset value, beginning of period	$17.890	$16.180	$13.240	$10.910	$12.240	$18.050	$16.270	$13.350	$11.480
Income (loss) from investment operations:
Net investment income(1)	0.226	0.269	0.160	0.104	0.005	0.308	0.343	0.217	0.020
Net realized and unrealized gain (loss) on investments and foreign currencies	3.173	1.586	2.863	2.625	(0.992)	3.207	1.600	2.879	1.850
Total from investment operations	3.399	1.855	3.023	2.729	(0.987)	3.515	1.943	3.096	1.870
Less dividends and distributions from:
Net investment income	(0.292)	—	(0.083)	(0.010)	(0.033)	(0.368)	(0.018)	(0.176)	—
Net realized gain on investments	(5.267)	(0.145)	—	(0.389)	(0.310)	(5.267)	(0.145)	—	—
Total dividends and distributions	(5.559)	(0.145)	(0.083)	(0.399)	(0.343)	(5.635)	(0.163)	(0.176)	—
Net asset value, end of period	$15.730	$17.890	$16.180	$13.240	$10.910	$15.930	$18.050	$16.270	$13.350
Total return(2)	22.73%	11.55%	22.94%	26.13%	(8.25%)	23.33%	12.04%	23.43%	16.29%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$144,298	$124,931	$70,169	$34,852	$13,604	$4,575	$3,097	$1,547	$346
Ratio of expenses to average net assets	2.11%	2.18%	2.40%	2.74%	2.83%	1.61%	1.74%	2.00%	2.47%
Ratio of expenses to average net assets prior to expense limitations and expenses paid indirectly	2.13%	2.18%	2.40%	2.74%	2.83%	1.73%	1.78%	2.00%	2.47%
Ratio of net investment income to average net assets	1.35%	1.54%	1.08%	0.90%	0.02%	1.85%	1.98%	1.48%	0.33%
Ratio of net investment income to average net assets prior to expense limitations and expenses paid indirectly	1.33%	1.54%	1.08%	0.90%	0.02%	1.73%	1.94%	1.48%	0.33%
Portfolio turnover	127%	14%	7%	14%	23%	127%	14%	7%	14	%(4)

Total return	Net assets	Ratio of expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover

This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets represent the total value of all the assets in a fund’s portfolio, less any liabilities, that are attributable to that class of the fund.

The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

We determine this ratio by dividing net investment income (loss) by average net assets.

This figure tells you the amount of trading activity in a fund’s portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

47

Financial highlights

	Class A
Delaware Emerging Markets Fund	2006	2005	2004	2003	Year ended 11/30 2002
Net asset value, beginning of period	$17.950	$14.550	$10.890	$7.240	$6.920
Income from investment operations:
Net investment income(1)	0.419	0.309	0.225	0.111	0.181
Net realized and unrealized gain on investments and foreign currencies	4.080	3.567	3.637	3.712	0.269
Total from investment operations	4.499	3.876	3.862	3.823	0.450
Less dividends and distributions from:
Net investment income	(0.269)	(0.092)	(0.202)	(0.173)	(0.130)
Net realized gain on investments	(0.900)	(0.384)	—	—	—
Total dividends and distributions	(1.169)	(0.476)	(0.202)	(0.173)	(0.130)
Net asset value, end of period	$21.280	$17.950	$14.550	$10.890	$7.240
Total return(2)	26.52%	27.42%	36.01%	54.01%	6.62%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$533,042	$724,417	$209,870	$38,383	$8,202
Ratio of expenses to average net assets	1.94%	1.97%	1.91%	1.95%	1.95%
Ratio of expenses to average net assets prior to expense limitation	1.99%	2.02%	2.12%	2.66%	2.99%
Ratio of net investment income to average net assets	2.23%	1.90%	1.81%	1.28%	2.46%
Ratio of net investment income to average net assets prior to expense limitation	2.18%	1.85%	1.60%	0.57%	1.42%
Portfolio turnover	46%	25%	34%	55%	33%

(1)       The average shares outstanding method has been applied for per share information.

(2)       Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the Manager and Distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

48

	Class B
Delaware Emerging Markets Fund	2006	2005	2004	2003	Year ended 11/30 2002
Net asset value, beginning of period	$17.600	$14.290	$10.710	$7.120	$6.800
Income from investment operations:
Net investment income(1)	0.280	0.191	0.135	0.050	0.126
Net realized and unrealized gain on investments and foreign currencies	3.998	3.503	3.583	3.658	0.271
Total from investment operations	4.278	3.694	3.718	3.708	0.397
Less dividends and distributions from:
Net investment income	(0.148)	—	(0.138)	(0.118)	(0.077)
Net realized gain on investments	(0.900)	(0.384)	—	—	—
Total dividends and distributions	(1.048)	(0.384)	(0.138)	(0.118)	(0.077)
Net asset value, end of period	$20.830	$17.600	$14.290	$10.710	$7.120
Total return(2)	25.59%	26.47%	35.08%	52.90%	5.90%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$37,944	$36,399	$16,027	$6,695	$3,050
Ratio of expenses to average net assets	2.69%	2.72%	2.66%	2.70%	2.70%
Ratio of expenses to average net assets prior to expense limitation	2.69%	2.72%	2.82%	3.36%	3.69%
Ratio of net investment income to average net assets	1.48%	1.15%	1.06%	0.53%	1.71%
Ratio of net investment income to average net assets prior to expense limitation	1.48%	1.15%	0.90%	(0.13%)	0.72%
Portfolio turnover	46%	25%	34%	55%	33%

	Class C
Delaware Emerging Markets Fund	2006	2005	2004	2003	Year ended 11/30 2002
Net asset value, beginning of period	$17.580	$14.270	$10.700	$7.110	$6.800
Income from investment operations:
Net investment income(1)	0.280	0.191	0.135	0.048	0.126
Net realized and unrealized gain on investments and foreign currencies	3.988	3.503	3.573	3.660	0.261
Total from investment operations	4.268	3.694	3.708	3.708	0.387
Less dividends and distributions from:
Net investment income	(0.148)	—	(0.138)	(0.118)	(0.077)
Net realized gain on investments	(0.900)	(0.384)	—	—	—
Total dividends and distributions	(1.048)	(0.384)	(0.138)	(0.118)	(0.077)
Net asset value, end of period	$20.800	$17.580	$14.270	$10.700	$7.110
Total return(2)	25.56%	26.51%	35.02%	52.97%	5.75%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$183,562	$211,896	$50,564	$6,259	$1,391
Ratio of expenses to average net assets	2.69%	2.72%	2.66%	2.70%	2.70%
Ratio of expenses to average net assets prior to expense limitation	2.69%	2.72%	2.82%	3.36%	3.69%
Ratio of net investment income to average net assets	1.48%	1.15%	1.06%	0.53%	1.71%
Ratio of net investment income to average net assets prior to expense limitation	1.48%	1.15%	0.90%	(0.13%)	0.72%
Portfolio turnover	46%	25%	34%	55%	33%

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	Class A
Delaware Global Value Fund	2006	2005	2004	2003	Year ended 11/30 2002
Net asset value, beginning of period	$11.660	$10.810	$8.700	$6.250	$7.410
Income (loss) from investment operations:
Net investment income(1)	0.111	0.120	0.156	0.113	0.143
Net realized and unrealized gain (loss) on investments and foreign currencies	3.084	1.231	2.059	2.457	(1.098)
Total from investment operations	3.195	1.351	2.215	2.570	(0.955)
Less dividends and distributions from:
Net investment income	(0.238)	(0.016)	(0.105)	(0.120)	(0.138)
Net realized gain on investments	(1.357)	(0.485)	—	—	(0.067)
Total dividends and distributions	(1.595)	(0.501)	(0.105)	(0.120)	(0.205)
Net asset value, end of period	$13.260	$11.660	$10.810	$8.700	$6.250
Total return(2)	30.83%	12.97%	25.74%	41.97%	(13.23%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$36,416	$20,613	$16,597	$12,699	$4,839
Ratio of expenses to average net assets	1.59%	1.89%	1.50%	1.50%	1.50%
Ratio of expenses to average net assets prior to expense limitation	1.88%	2.13%	2.21%	2.10%	2.57%
Ratio of net investment income to average net assets	0.93%	1.06%	1.64%	1.59%	2.03%
Ratio of net investment income to average net assets prior to expense limitation	0.64%	0.82%	0.93%	0.99%	0.96%
Portfolio turnover	124%	51%	36%	59%	24%

(1)  The average shares outstanding method has been applied for per share information.

(2)  Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect an impact of a sales charge. Total investment return reflects waivers and payment of fees by the Manager and Distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

50

	Class B
Delaware Global Value Fund	2006	2005	2004	2003	Year ended 11/30 2002
Net asset value, beginning of period	$11.510	$10.740	$8.660	$6.210	$7.410
Income (loss) from investment operations:
Net investment income(1)	0.022	0.037	0.085	0.060	0.091
Net realized and unrealized gain (loss) on investments and foreign currencies	3.050	1.218	2.042	2.457	(1.100)
Total from investment operations	3.072	1.255	2.127	2.517	(1.009)
Less dividends and distributions from:
Net investment income	(0.155)	—	(0.047)	(0.067)	(0.124)
Net realized gain on investments	(1.357)	(0.485)	—	—	(0.067)
Total dividends and distributions	(1.512)	(0.485)	(0.047)	(0.067)	(0.191)
Net asset value, end of period	$13.070	$11.510	$10.740	$8.660	$6.210
Total return(2)	29.95%	12.11%	24.68%	41.00%	(13.95%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,453	$3,483	$6,673	$6,064	$2,929
Ratio of expenses to average net assets	2.34%	2.64%	2.25%	2.25%	2.25%
Ratio of expenses to average net assets prior to expense limitation	2.58%	2.83%	2.91%	2.80%	3.32%
Ratio of net investment income to average net assets	0.18%	0.31%	0.89%	0.84%	1.28%
Ratio of net investment income to average net assets prior to expense limitation	(0.06%)	0.12%	0.23%	0.29%	0.21%
Portfolio turnover	124%	51%	36%	59%	24%

	Class C
Delaware Global Value Fund	2006	2005	2004	2003	Year ended 11/30 2002
Net asset value, beginning of period	$11.520	$10.750	$8.660	$6.210	$7.410
Income (loss) from investment operations:
Net investment income(1)	0.022	0.037	0.084	0.054	0.089
Net realized and unrealized gain (loss) on investments and foreign currencies	3.060	1.218	2.053	2.463	(1.098)
Total from investment operations	3.082	1.255	2.137	2.517	(1.009)
Less dividends and distributions from:
Net investment income	(0.155)	—	(0.047)	(0.067)	(0.124)
Net realized gain on investments	(1.357)	(0.485)	—	—	(0.067)
Total dividends and distributions	(1.512)	(0.485)	(0.047)	(0.067)	(0.191)
Net asset value, end of period	$13.090	$11.520	$10.750	$8.660	$6.210
Total return(2)	29.92%	12.10%	24.80%	41.00%	(13.95%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$17,545	$6,380	$4,355	$1,504	$95
Ratio of expenses to average net assets	2.34%	2.64%	2.25%	2.25%	2.25%
Ratio of expenses to average net assets prior to expense limitation	2.58%	2.83%	2.91%	2.80%	3.32%
Ratio of net investment income to average net assets	0.18%	0.31%	0.89%	0.84%	1.28%
Ratio of net investment income to average net assets prior to expense limitation	(0.06%)	0.12%	0.23%	0.29%	0.21%
Portfolio turnover	124%	51%	36%	59%	24%

51

How to use this glossary

This glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text, please check the glossary.

Amortized cost

Amortized cost is a method used to value a fixed income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Appreciation

An increase in the value of an investment.

Average maturity

An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond

A debt security, like an IOU, issued by a company, municipality, or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond’s price changes prior to maturity and is typically inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See “Fixed income securities.”

Bond ratings

Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as “junk bonds.” See also “Nationally recognized statistical rating organization.”

Capital

The amount of money you invest.

Capital gains distributions

Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund’s portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission

The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds, or other securities.

Compounding

Earnings on an investment’s previous earnings.

Consumer Price Index (CPI)

Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)

Fee charged by some mutual funds when shares are redeemed (sold back to a fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

Corporate bond

A debt security issued by a corporation. See “Bond.”

Cost basis

The original purchase price of an investment, used in determining capital gains and losses.

Currency exchange rates

The price at which one country’s currency can be converted into another’s. This exchange rate varies almost daily according to a wide range of political, economic, and other factors.

Depreciation

A decline in an investment’s value.

Diversification

The process of spreading investments among a number of different securities, asset classes, or investment styles to reduce the risks of investing.

Dividend distribution

Payments to mutual fund shareholders of dividends passed along from a fund’s portfolio of securities.

Duration

A measurement of a fixed income investment’s price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio

A mutual fund’s total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment, and expenses related to maintaining the fund’s portfolio of securities and distributing its shares. They are paid from a fund’s assets before any earnings are distributed to shareholders.

52

Financial advisor

Financial professional (e.g., broker, banker, accountant, planner, or insurance agent) who analyzes clients’ finances and prepares personalized programs to meet objectives.

Fixed income securities

With fixed income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate, or municipal bonds, and money market securities, typically pay a fixed rate of return (often referred to as interest). See “Bond.”

Inflation

The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal

The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee

The amount paid by a mutual fund to the investment manager for management services, expressed as an annual percentage of the fund’s average daily net assets.

Market capitalization

The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and a market price per share of $10 has a market capitalization of $10 million.

Maturity

The length of time until a bond issuer must repay the underlying loan principal to bondholders.

Morgan Stanley Capital International (MSCI) ACWI (All Country World Index) IndexSM

The MSCI ACWI Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. As of June 2006, the MSCI ACWI consisted of the following 48 developed and emerging market country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore Free, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom, and the United States.

MSCI EAFE® (Europe, Australasia, Far East) Index

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States & Canada. As of June 2006, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI Emerging Markets IndexSM

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2006, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

NASD

The independent subsidiary of the National Association of Securities Dealers, Inc., which is responsible for regulating the securities industry.

Nationally recognized statistical rating organization (NRSRO)

A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks, and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody’s Investors Service, Inc. (Moody’s), Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and Fitch, Inc. (Fitch).

Net assets

The total value of all the assets in a fund’s portfolio, less any liabilities.

Preferred stock

Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Principal

Amount of money you invest (also called “capital”). Also refers to a bond’s original face value, due to be repaid at maturity.

53

Glossary (continued)

Prospectus

The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services, and fees.

Redeem

To cash in your shares by selling them back to the mutual fund.

Risk

Generally defined as variability of value; also credit risk, inflation risk, currency risk, and interest rate risk. Different investments involve different types and degrees of risk.

Sales charge

Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate financial advisors for advice and service provided.

SEC (Securities and Exchange Commission)

Federal agency established by Congress to administer the laws governing the securities industry, including mutual funds.

Share classes

Different classifications of shares. Mutual fund share classes offer a variety of sales charge choices.

Signature guarantee

Certification by a bank, brokerage firm, or other financial institution that a customer’s signature is valid. Signature guarantees can be provided by members of the STAMP program.

Standard deviation

A measure of an investment’s volatility; for mutual funds, measures how much a fund’s total return has typically varied from its historical average.

Statement of Additional Information (SAI)

A document that provides more information about a fund’s organization, management, investments, policies, and risks.

Stock

An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

Total return

An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains, and change in price over a given period.

Uniform Gifts to Minors Act and Uniform Transfers to Minors Act

Federal and state laws that provide special tax advantages and a simple way to transfer property to a minor.

Volatility

The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered “low-volatility” investments, whereas those investments that generally go up or down in value in relatively large amounts are considered “high-volatility” investments.

54

Additional information

Delaware International Value Equity Fund

Delaware Emerging Markets Fund

Delaware Global Value Fund

Additional information about the Fund’s investments is available in the Funds’ annual and semiannual reports to shareholders. In the Funds’ shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the period covered by the report. You can find more information about the Funds in the current SAI, which we have filed electronically with the SEC and which is legally a part of this Prospectus (it is incorporated by reference). If you want a free copy of the SAI or the annual or semiannual report, or if you have any questions about investing in these Funds, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. The Funds’ SAI and annual and semiannual reports to shareholders are also available, free of charge, through the Funds’ Web site (www.delawareinvestments.com). You may also obtain additional information about the Funds from your financial advisor.

You can find reports and other information about the Funds on the EDGAR database on the SEC Web site (www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 551-8090.

55

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Contact information

WEB SITE

www.delawareinvestments.com

E-MAIL

service@delinvest.com

SHAREHOLDER SERVICE CENTER

800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 7 p.m. Eastern Time:

•                  For fund information, literature, price, yield, and performance figures.

•                  For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions, and telephone exchanges.

DELAPHONE SERVICE

800 362-FUND (800 362-3863)

•                  For convenient access to account information or current performance information on all Delaware Investments® Funds seven days a week, 24 hours a day, use this Touch-Tone® service.

DELAWARE FUND SYMBOLS

DELAWARE INTERNATIONAL VALUE EQUITY FUND

	CUSIP	Nasdaq
Class A	245914106	DEGIX
Class B	245914700	DEIEX
Class C	245914858	DEGCX
Class R	245914577	DIVRX

DELAWARE GLOBAL VALUE FUND

	CUSIP	Nasdaq
Class A	245914718	DABAX
Class B	245914692	DABBX
Class C	245914684	DABCX

DELAWARE EMERGING MARKETS FUND

	CUSIP	Nasdaq
Class A	245914841	DEMAX
Class B	245914833	DEMBX
Class C	245914825	DEMCX

Investment Company Act file number: 811-06324

MF-07-03-003
PR-034 [ 11/06] CGI 3/07	PO 11698

INTERNATIONAL

Prospectus

MARCH 30, 2007

DELAWARE INTERNATIONAL VALUE EQUITY FUND

INSTITUTIONAL CLASS

DELAWARE EMERGING MARKETS FUND

INSTITUTIONAL CLASS

DELAWARE GLOBAL VALUE FUND

INSTITUTIONAL CLASS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of contents

Fund profiles	page 2
Delaware International Value Equity Fund	2
Delaware Emerging Markets Fund	4
Delaware Global Value Fund	7

How we manage the Funds	page 12
Our investment strategies	12
The securities we typically invest in	14
The risks of investing in the Funds	18
Disclosure of portfolio holdings information	22

Who manages the Funds	page 23
Investment manager	23
Portfolio managers	24
Manager of managers structure	26
Who’s who?	27

About your account	page 28
Investing in the Funds	28
Payments to intermediaries	28
How to buy shares	29
Fair valuation	30
Document delivery	30
How to redeem shares	31
Account minimum	31
Exchanges	32
Frequent trading of Fund shares	32
Dividends, distributions, and taxes	34
Other investment policies and risk considerations	35
Certain management considerations	36

Financial highlights	page 37

Glossary	page 41

Additional Information	page 44

1

Profile: Delaware International Value Equity Fund

What is the Fund’s goal?

Delaware International Value Equity Fund seeks long-term growth without undue risk to principal. Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund’s main investment strategies? The Fund invests primarily in equity securities that provide the potential for capital appreciation. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of issuers that are organized, have a majority of their assets, or generate the majority of their operating income outside the United States. The Fund may invest more than 25% of its total assets in the securities of issuers located in the same country.

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities (the 80% policy). The Fund’s 80% policy can be changed without shareholder approval. However, shareholders would be given at least 60 days’ notice prior to any such change.

The portfolio management team searches for undervalued companies that have potential for improvement that has not yet been recognized by others in the marketplace. These opportunities may exist because of temporary company-specific problems, or because the companies are in industries that may be out of favor.

The portfolio management team believes that the potential for strong returns can be realized by assembling an international portfolio of fundamentally strong companies that have superior business prospects and that are priced below the team’s estimate of intrinsic value. The portfolio management team focuses on out-of-favor stocks that have the potential to realize their intrinsic value within a three- to five-year horizon.

In selecting investments for the Fund:

•                  Fundamental research and analysis are the driving forces behind each security chosen by the portfolio management team. Security selection is based on relative value comparisons, applying the team’s understanding of industry cycles, global competitors, and company specific variables. The investment process combines quantitative valuation screens with traditional in-depth fundamental analysis, experienced judgment, and patience.

•                  The portfolio management team places great emphasis on those securities it believes can offer the best long-term appreciation within a three- to five-year horizon. The team constructs a portfolio of 45 to 55 holdings on a stock-by-stock basis, and the holdings are diversified across market capitalization, geography, and economic sector.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. Because the Fund invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, and generally more lax accounting and regulatory standards.

For a more complete discussion of risk, please see “The risks of investing in the Funds” on page 18.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Fund

•                  Investors with long-term financial goals

•                  Investors seeking exposure to foreign investments

•                  Investors willing to accept the risks involved with foreign investments, which are not ordinarily associated with domestic investments, such as currency, political, and economic risks

Who should not invest in the Fund

•                  Investors with short-term financial goals

•                  Investors seeking an investment in domestic securities

•                  Investors unwilling to accept the additional risks associated with foreign investment, such as currency, political, and economic risks

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

2

How has Delaware International Value Equity Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how annual returns for the Fund’s Institutional Class shares have varied over the past 10 calendar years, as well as the average annual returns of the Institutional Class shares for the one-, five-, and 10-year periods. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. Please see the footnotes on page 11 for additional information about the expense caps.

Year-by-year total return (Institutional Class)*

During the periods illustrated in this bar chart, the Institutional Class’ highest quarterly return was 22.04% for the quarter ended June 30, 2003 and its lowest quarterly return was -19.24% for the quarter ended September 30, 2002.

*                 Prior to May 1, 2006, the Fund was sub-advised by Mondrian Investment Partners Limited (Mondrian). Since May 1, 2006, the Fund has been managed by portfolio management teams within Delaware Management Company. The historical returns do not reflect these changes.

Average annual returns for periods ending 12/31/06

	1 year	5 years	10 years
Return before taxes	23.28%	15.96%	9.02%
Return after taxes on distributions	16.43%	14.16%	7.42%
Return after taxes on distributions and sale of Fund shares	20.01%	13.49%	7.26%
Morgan Stanley Capital International (MSCI) EAFE® (Europe, Australasia, Far East) Index (reflects no deduction for fees, expenses, or taxes)	26.34%	14.98%	7.71%

The Fund’s returns above are compared to the performance of the MSCI EAFE Index. The Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. As of June 2006, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. You should remember that, unlike the Fund, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles, such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund’s returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

3

Profile: Delaware Emerging Markets Fund

What is the Fund’s goal?

Delaware Emerging Markets Fund seeks long-term capital appreciation. Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund’s main investment strategies? The Fund invests primarily in equity securities of issuers from emerging foreign countries. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of issuers from countries whose economies are considered to be emerging or developing.

The Fund may invest up to 35% of its net assets in fixed income securities issued by companies in emerging countries or by foreign governments, their agents, instrumentalities, or political sub-divisions. The Fund may invest in fixed income securities that are denominated in the currencies of emerging market countries. All of these may be high yield, high-risk fixed income securities. The Fund may invest more than 25% of its total assets in the securities of issuers located in the same country.

Under normal circumstances, at least 80% of the Fund’s net assets will be in investments of emerging market issuers (the 80% policy). The Fund’s 80% policy can be changed without shareholder approval. However, shareholders would be given at least 60 days’ notice prior to any such change.

The Fund’s portfolio manager selects growth-oriented and value-oriented investments on the basis of the investment’s discount to its intrinsic value. When selecting growth-oriented securities, the Fund’s portfolio manager typically seeks high growth caused by secular economic factors. These factors may include demographics, economic deregulation, and technological developments. When selecting value-oriented securities, the Fund’s portfolio manager typically seeks lower valuations caused by cyclical economic factors or temporary changes in business operations. Strong management and sustainable business franchise are key considerations in selecting both growth-oriented and value-oriented securities.

In order to compare the value of different stocks, the Fund’s portfolio manager considers whether the future income stream on a stock is expected to increase faster than, slower than, or in line with the level of inflation. The Fund’s portfolio manager then estimates what he thinks the value of the anticipated future income stream would be worth if such income stream were being paid today. The Fund’s portfolio manager believes this gives him an estimate of the stock’s intrinsic value. Because the Fund invests primarily in emerging countries, there may be less information available for the Fund’s portfolio manager to use in making this analysis than is available for more developed countries.

Currency analysis is an important part of the valuation exercise. The Fund’s portfolio manager attempts to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued. Relative per capita income levels are also a key factor in this analysis.

4

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. These fluctuations can be even more pronounced for the Fund because it invests in emerging countries. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. The value of the Fund’s investments and, therefore, the price of the Fund’s shares may be more volatile than investments in more developed markets. Because the Fund invests in international securities, it will be affected by international investment risks related to currency valuations, political instability, economic instability, or generally more lax accounting and regulatory standards.

High yield, high-risk foreign fixed income securities are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

The Fund is considered to be “non-diversified” as defined in the Investment Company Act of 1940, as amended (the 1940 Act). This means the Fund may allocate more of its net assets to investments in single securities than a “diversified” fund. Thus, all else being equal, adverse effects on a single security may affect a larger portion of the Fund’s overall assets and subject the Fund to greater risks and volatility.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency.

For a more complete discussion of risk, please see “The risks of investing in the Funds” on page 18.

Who should invest in the Fund

•                  Investors with long-term financial goals

•                  Investors seeking exposure to foreign investments

•                  Investors willing to accept the risks involved with foreign investments, which are not ordinarily associated with domestic investments, such as currency, political, and economic risks

Who should not invest in the Fund

•                  Investors with short-term financial goals

•                  Investors seeking an investment in domestic securities

•                  Investors unwilling to accept the additional risks associated with foreign investment, such as currency, political, and economic risks

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

5

Profile: Delaware Emerging Markets Fund (continued)

How has Delaware Emerging Markets Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how annual returns for the Fund’s Institutional Class shares have varied over the past 10 calendar years, as well as the average annual returns for the one-, five-, and 10-year periods. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. Please see the footnotes on page 11 for additional information about the expense caps.

Year-by-year total return (Institutional Class)*

During the periods illustrated in this bar chart, the Institutional Class’ highest quarterly return was 25.48% for the quarter ended June 30, 1999 and its lowest quarterly return was -25.98% for the quarter ended June 30, 1998.

*                 Prior to September 25, 2006, the Fund was sub-advised by Mondrian. Since September 25, 2006, the Fund has been managed by portfolio management teams within Delaware Management Company. The historical returns do not reflect these changes.

Average annual returns for periods ending 12/31/06

	1 year	5 years	10 years
Return before taxes	27.45%	29.65%	11.39%
Return after taxes on distributions	20.55%	27.46%	9.94%
Return after taxes on distributions and sale of Fund shares	22.67%	25.83%	9.44%
MSCI Emerging Markets IndexSM (reflects no deduction for fees, expenses, or taxes)	32.59%	26.97%	9.40%

The Fund’s returns above are compared to the performance of the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2006, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. You should remember that, unlike the Fund, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles, such as employer-sponsored 401(k) plans and IRAs. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund’s returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

6

Profile: Delaware Global Value Fund

What is the Fund’s goal?

Delaware Global Value Fund seeks long-term capital appreciation. Although the Fund will strive to meet its goal, there is no assurance that it will.

What are the Fund’s main investment strategies? Delaware Global Value Fund seeks to achieve its objective by investing primarily in U.S. and non-U.S. companies, which may include companies located or operating in established or emerging countries. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of issuers located throughout the world, including the United States, and the Fund will invest at least 40% of its net assets in non-U.S. securities.

The Fund may invest in companies across all market capitalizations, although the Fund will typically invest in mid- and large-cap equity securities. More than 25% of the Fund’s total assets may be invested in the securities of issuers located in the same country; however, the Fund will limit investments in emerging-markets securities to 10% of the Fund’s net assets. To determine how much of the Fund’s assets to allocate to international stocks and how much to allocate to U.S. stocks, the Fund’s portfolio management teams compare the potential return of each asset class in the context of their expectations for inflation, economic growth, and political stability in various regions around the world.

In selecting non-U.S. investments for the Fund:

•                  The Delaware International Equity Team searches for undervalued companies that have potential for improvement that is not yet recognized by others in the marketplace. These opportunities may exist because of temporary company-specific problems, or because the companies are in industries that may be out of favor.

•                  The Delaware International Equity Team believes that the potential for exceptional returns can be realized by assembling an international portfolio of fundamentally strong companies that have superior business prospects and that are priced below the team’s estimate of intrinsic value.

•                  Fundamental research and analysis are the driving forces behind each security chosen by the Delaware International Equity Team. Security selection is based on relative value comparisons, applying the team’s understanding of industry cycles, global competitors, and company specific variables. The investment process combines quantitative valuation screens with traditional in-depth fundamental analysis, experienced judgment, and patience.

•                  The Delaware International Equity Team places great emphasis on those securities it believes can offer the best long-term appreciation within a three- to five-year horizon. The team constructs a portfolio of 45 to 55 holdings on a stock-by-stock basis, and the holdings are diversified across market capitalization, geography, and economic sectors.

In selecting U.S. investments for the Fund:

•                  The Delaware Large Cap Value Focus Team selects securities it believes are undervalued in relation to their intrinsic value. The Delaware Large Cap Value Focus Team evaluates securities by considering multiple factors, including earnings, cash flow potential, the asset value of an issuer and, in certain cases, a company’s plans for future operations.

•                  Using a value-oriented investment philosophy and a research-intensive approach, the Delaware Large Cap Value Focus Team invests primarily in mid- to large-capitalization companies which it believes have long-term capital appreciation potential. When selecting securities, the Delaware Large Cap Value Focus Team considers estimated present or future values, earnings growth prospects, expected return on equity and dividend yield, the financial condition of the issuer, and other qualitative factors.

The Fund may invest up to 35% of its net assets in fixed income securities, including up to 15% of its net assets in high yield, high-risk foreign fixed income securities.

7

Profile: Delaware Global Value Fund (continued)

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in the stock market or poor performance in specific industries or companies, and changes in currency exchange rates. To the extent the Fund invests in fixed income securities, it may also be affected by changes in U.S. and foreign interest rates. Investments in small- and mid-capitalization securities tend to be more volatile than investments in larger capitalization securities. Investments in foreign securities, whether equity or fixed income, involve special risks including those related to currency fluctuations, as well as to political, economic, and social situations different from, and potentially more volatile than, those in the U.S. In addition, the accounting, tax, and financial reporting standards of foreign countries are different from and may be less reliable or comprehensive than those relating to U.S. issuers. Investments in emerging markets may present greater risks than investing in more developed countries, including risks of appropriation, adverse changes in tax regulations, and currency controls. High yield, high-risk fixed-income securities that the Fund may invest in are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

For a more complete discussion of risk, please see “The risks of investing in the Funds” on page 18.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency.

Who should invest in the Fund

•                  Investors with long-term financial goals

•                  Investors seeking exposure to foreign investments

•                  Investors willing to accept the risks involved with foreign investments, which are not ordinarily associated with domestic investments, such as currency, political, and economic risks

Who should not invest in the Fund

•                  Investors with short-term financial goals

•                  Investors seeking an investment primarily in domestic equity securities

•                  Investors unwilling to accept the additional risks associated with foreign investment, including risks associated with investing in emerging markets, such as currency, political, and economic risks

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware Global Value Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how the annual returns for the Fund’s Institutional Class shares have varied for the past nine calendar years, as well as the average annual returns of the Institutional Class Shares for the one-year, five-year, and lifetime periods. Prior to September 1, 2001, the Fund had not engaged in a broad distribution effort of its shares and had been subject to limited redemption requests. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps that were in effect during certain of these periods. The returns would be lower without the expense caps. Please see the footnotes on page 11 for additional information about the expense caps.

Year-by-year total return (Institutional Class)*

During the periods illustrated in this bar chart, the Institutional Class’ highest quarterly return was 22.35% for the quarter ended June 30, 2003 and its lowest quarterly return was -18.58% for the quarter ended September 30, 2002.

*                 On December 15, 2005, the Fund’s Board of Trustees (the Board) approved changes to the Fund’s investment strategy. These changes, which became effective on March 30, 2006, allow the Fund to invest a significant portion of its assets in U.S. equity securities and also allow the Fund to invest in securities of issuers of all sizes, thereby eliminating the Fund’s prior focus on the securities of small capitalization issuers. Accordingly, the Fund no longer invests at least 80% of its net assets in the securities of small capitalization issuers. Prior to March 30, 2006, the Fund was sub-advised by Mondrian. Since March 30, 2006, the Fund has been managed by portfolio management teams within Delaware Management Company. The historical returns do not reflect these changes.

In connection with the investment strategy changes noted above, the maximum annual investment advisory fee with respect to the Fund was reduced from 1.25% to 0.85% on March 30, 2006. In addition, on March 30, 2006, the name of the Fund was changed from Delaware International Small Cap Value Fund to Delaware Global Value Fund. The use of the term “global” in the Fund’s name indicates that the Fund invests in both domestic and foreign securities, as opposed to an “international” fund that invest primarily in foreign securities. The historical returns do not reflect these changes.

8

Average annual returns for periods ending 12/31/06

	1 year	5 years	Lifetime*
Return before taxes	28.95%	18.81%	12.30%
Return after taxes on distributions	24.59%	17.24%	10.33%
Return after taxes on distributions and sale of Fund shares	21.86%	16.25%	9.95%
MSCI ACWI (All Country World Index) IndexSM (reflects no deduction for fees, expenses, or taxes)	21.53%	11.31%	7.47%

The Fund’s returns above are compared to the performance of the MSCI ACWI Index. The MSCI ACWI Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. As of June 2006, the MSCI ACWI consisted of the following 48 developed and emerging market country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore Free, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom, and the United States. You should remember that, unlike the Fund, the Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles, such as employer-sponsored 401(k) plans and IRAs. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund’s returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

*                 Lifetime returns are shown because the Fund’s Institutional Class has existed for less than 10 years. The inception date for the Fund’s Institutional Class shares was December 19, 1997. The Index reports returns on a monthly basis as of the last day of the month. As a result, the Index returns reflect the return from December 31, 1997 through December 31, 2006.

9

What are the Funds’ fees and expenses?

You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

CLASS	INSTITUTIONAL
Maximum sales charge (load) imposed on purchases as a percentage of offering price	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none
Maximum sales charge (load) imposed on reinvested dividends	none
Redemption fees	none
Exchange fees(1)	none

Annual fund operating expenses are deducted from the Funds’ assets.

CLASS	INSTITUTIONAL
Delaware International Value Equity Fund
Management fees(2)	0.82%
Distribution and service (12b-1) fees	none
Other expenses(3)	0.30%
Total annual fund operating expenses	1.12%
Fee waivers and expenses	(0.02%)
Net expenses	1.10%
Delaware Emerging Markets Fund
Management fees(2)	1.21%
Distribution and service (12b-1) fees	none
Other expenses(3)	0.47%
Total annual fund operating expenses	1.68%
Fee waivers and expenses	N/A
Net expenses	1.68%
Delaware Global Value Fund
Management fees(2),(4)	0.85%
Distribution and service (12b-1) fees	none
Other expenses(3)	0.59%
Total annual fund operating expenses	1.44%
Fee waivers and expenses	(0.24%)
Net expenses	1.20%

10

This example is intended to help you compare the cost of investing in the Funds to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with waivers for the one-year contractual period and total operating expenses without waivers for years two through 10. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

CLASS	INSTITUTIONAL
Delaware International Value Equity Fund
1 year	$112
3 years	$354
5 years	$615
10 years	$1,361
Delaware Emerging Markets Fund
1 year	$171
3 years	$530
5 years	$913
10 years	$1,987
Delaware Global Value Fund
1 year	$122
3 years	$432
5 years	$764
10 years	$1,704

(1)       Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2)       The investment manager (Manager) has contracted to waive all or a portion of its investment advisory fees and/or reimburse expenses from April 1, 2007 through March 31, 2008 in order to prevent total annual fund operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, “non-routine expenses”]) from exceeding, in an aggregate amount, 1.10%, 1.72%, and 1.20% of average daily net assets of Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware Global Value Fund, respectively. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Funds’ Board and the Manager. These expense waivers and reimbursements apply only to expenses paid directly by the Funds. Prior to April 1, 2007, the Manager did not waive investment advisory fees for Delaware Emerging Markets Fund.

(3)       “Other expenses” have been restated to reflect a reduction in non-routine expenses incurred during the period.

(4)       Management fees have been restated in the current fiscal period due to the change in the investment strategy.

11

How we manage the Funds

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that they think are the best investments for a particular Fund. The following are descriptions of how the portfolio managers pursue the Funds’ investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that we believe can help shareholders meet their goals.

Each Fund’s investment objective is non-fundamental. This means the Board may change a Fund’s objective without obtaining shareholder approval. If an objective were changed, a Fund would notify shareholders at least 60 days before the change became effective.

Delaware International Value Equity Fund

Delaware International Value Equity Fund seeks long-term growth without undue risk to principal. The Fund’s portfolio management team invests primarily in equity securities, including common or ordinary stocks, which provide the potential for capital appreciation. The portfolio management team’s strategy would commonly be described as a value strategy. That is, the Fund’s portfolio management team strives to purchase stocks that are selling for less than what it believes their value is.

In selecting foreign stocks, the portfolio management team’s philosophy is based on the concept that adversity creates opportunity and that transitory problems can be overcome by well-managed companies. The team uses an approach that combines quantitative, valuation-based screening at the early stages followed by comprehensive company and industry specific research. The team’s philosophy and process are based on the concept that valuation screens serve solely as a starting point in the creation of a portfolio of undervalued stocks because accounting measures only approximate the intrinsic value of any company. The team’s investment universe segmentation prioritizes its research and its bottom-up contrarian investment style seeks to identify mispriced securities.

The Fund may purchase securities in any foreign country, developed or emerging; however, the portfolio management team currently anticipates investing in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Korea, Mexico, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Taiwan, and the United Kingdom. While this is a representative list, the Fund may also invest in countries not listed here.

The Fund’s portfolio management team generally maintains a long-term focus in the Fund, seeking companies that it believes will perform well over the next three to five years.

Delaware Emerging Markets Fund

Delaware Emerging Markets Fund seeks long-term capital appreciation. The Fund may invest in a broad range of equity securities, including common or ordinary stocks. Our primary emphasis will be on the stocks of companies considered to be from an emerging country.

The Fund’s portfolio manager considers an “emerging country” to be any country that is:

•                  generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation;

•                  classified by the United Nations as developing; or

•                  included in the International Finance Corporation Free Index or the Morgan Stanley Capital International Emerging Markets Index.

Developing or emerging countries include almost every nation in the world except the United States, Canada, Japan, Australia, New Zealand, and most nations located in Western and Northern Europe. A representative list of the countries where the Fund’s portfolio manager may invest includes: Argentina, Brazil, Chile, China, Croatia, Czech Republic, Egypt, Estonia, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Panama, Poland, Republic of Korea, Russia, South Africa, Taiwan, and Thailand. The Fund’s portfolio manager may invest in other countries, particularly as markets in other emerging countries develop.

In deciding whether a company is from an emerging country, the Fund’s portfolio manager evaluates publicly available information and questions individual companies to determine if the company meets one of the following criteria:

•                  the principal trading market for the company’s securities is in a country that is emerging;

•                  the company is organized under the laws of an emerging market country and has a principal office in an emerging country; or

12

•                  the company derives a majority of its income from operations in emerging countries, even though the company’s securities are traded in an established market or in a combination of emerging and established markets.

Currently, investing in many emerging countries is not feasible or may involve significant political risks. The Fund’s portfolio manager focuses his investments in emerging countries where he considers the economies to be developing strongly and where the markets are becoming more sophisticated. In deciding where to invest, the Fund’s portfolio manager emphasizes investments that he believes are trading at a discount to intrinsic value. The Fund’s portfolio manager places particular emphasis on factors such as political reform, economic deregulation, and liberalized trade policy.

When the Fund’s portfolio manager evaluates individual companies, he strives to apply a disciplined valuation process that allows him to purchase stocks that are selling for less than what he believes their intrinsic value is. In order to determine what he believes a security’s intrinsic value is, he evaluates its future income potential, taking into account the impact both currency fluctuations and inflation might have on that income stream. The Fund’s portfolio manager then analyzes what that income would be worth if paid today. That helps him decide what he thinks the security is worth today. The Fund’s portfolio manager then compares his determination of the security’s value to its current price to determine if it is a good value. The Fund’s portfolio manager uses income as an indicator of value because he believes it allows him to compare securities across different sectors and different countries — all using one measurement standard. The Fund’s portfolio manager may be inclined to choose growth-oriented investments if such investments are traded at valuation levels that compare favorably to those of value-oriented investments when measured by the discount to their intrinsic value.

The Fund may invest up to 35% of its net assets in high yield, high-risk foreign fixed income securities. This typically includes so-called “Brady Bonds.”

Delaware Global Value Fund

The equity securities in which the Delaware Global Value Fund may invest include common or ordinary stocks, preferred stocks, rights or warrants to purchase common or ordinary stocks, and securities convertible into common or ordinary stocks. The Fund may also invest in foreign companies through sponsored or unsponsored depositary receipts, which are receipts typically issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign company. The Fund may invest in securities issued in any currency and may hold foreign currency.

When selecting equity securities of non-U.S. companies for the Fund, the Delaware International Equity Team seeks to identify undervalued securities by employing relative value comparisons of industry cycles, global competitors, and company-specific financial variables. The multi-step process used by the International Equity Team blends the latest research software tools and data with traditional fundamental analysis, experienced judgment and patience. The International Equity Team may also invest in small-cap issues from time to time.

When selecting equity securities of U.S. companies for the Fund, the Delaware Large Cap Value Focus Team will follow a value-oriented investment philosophy in selecting stocks for the Fund using a research-intensive approach that considers factors such as:

•                  a security price that reflects a market valuation that is judged to be below the estimated present or future value of the company;

•                  favorable earnings growth prospects;

•                  expected above-average return on equity and dividend yield;

•                  the financial condition of the issuer; and

•                  various qualitative factors.

While the Fund may purchase securities in any foreign country, including developed, developing, or emerging-market countries, it is currently anticipated that the countries in which the Fund may invest will include, but not be limited to, Australia, Finland, France, Germany, Hong Kong/China, Ireland, Italy, Japan, the Netherlands, New Zealand, Singapore, Spain, Sweden, the United Kingdom, and the United States. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of such countries.

The Fund may also invest in convertible preferred stocks that offer enhanced yield features, such as preferred equity redemption cumulative stock, and certain other non-traditional equity securities.

The Fund may invest up to 35% of its net assets in U.S. and foreign fixed income securities, including those issued by emerging country companies and foreign governments, their agencies, instrumentalities or political subdivisions. Up to 15% of these fixed income securities may be high yield, high-risk fixed income securities (commonly known as “junk bonds”) rated lower than BBB by Standard & Poor’s (S&P) and Baa by Moody’s Investors Service, Inc. (Moody’s) or, if unrated, are considered by the Fund’s portfolio managers to be of equivalent quality. Junk bonds present special investment risks.

13

How we manage the Funds (continued)

The securities we typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation potential. The Funds’ holdings will generally be denominated in a foreign currency.

How the Funds use them
Securities	Delaware International Value Equity Fund	Delaware Emerging Markets Fund	Delaware Global Value Fund

Common or ordinary stocks: Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation’s profits proportionate to the number of shares they own.	We will generally invest the Funds’ assets in common or ordinary stocks, some of which may be dividend-paying stocks.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs): ADRs are receipts issued by a U.S. depositary (usually a U.S. bank) and EDRs and GDRs are receipts issued by a depositary outside of the U.S. (usually a non-U.S. bank or trust company or a foreign branch of a U.S. bank). Depositary receipts represent an ownership interest in an underlying security that is held by the depositary. Generally, the underlying security represented by an ADR is issued by a foreign issuer and the underlying security represented by an EDR or GDR may be issued by a foreign or U.S. issuer. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends, or capital gains that are made on the underlying security.

We may invest in sponsored and unsponsored ADRs, EDRs, and GDRs, generally focusing on those whose underlying securities are issued by foreign entities. Sponsored depositary receipts are issued jointly by the issuer of the underlying security and the depositary, and unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying security.

To determine whether to purchase a security in a foreign market or through a depositary receipt, we evaluate the price levels, the transaction costs, taxes, and administrative costs or other relevant factors involved with each security to try to identify the most efficient choice.

Foreign currency transactions: A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency on a fixed future date at a price that is set at the time of the contract. The future date may be any number of days from the date of the contract as agreed by the parties involved.

Although we value the Funds’ assets daily in U.S. dollars, we do not intend to convert the Funds’ holdings of foreign currencies into U.S. dollars on a daily basis. We will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency exchange transactions. We may conduct a Fund’s foreign currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency exchange contract or forward contract.

We may use forward contracts for defensive hedging purposes to attempt to protect the value of a Fund’s current security or currency holdings. We may also use forward contracts if we have agreed to sell a security and want to “lock-in” the price of that security, in terms of U.S. dollars. Investors should be aware of the costs of currency conversion. We will not use forward contracts for speculative purposes.

14

How the Funds use them
Securities	Delaware International Value Equity Fund	Delaware Emerging Markets Fund	Delaware Global Value Fund

Investment company securities: In some countries, investments by U.S. mutual funds are generally made by purchasing shares of investment companies that in turn invest in the securities of such countries.

We may hold investment company securities if we believe that the country offers good investment opportunities. Such investment companies may be open-end or closed-end investment companies. These investments involve an indirect payment by a Fund’s shareholders of a portion of the expenses of the other investment companies, including their advisory fees.

Restricted securities: Privately placed securities whose resale is restricted under U.S. securities laws.

We may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed a Fund’s limit on illiquid securities.

Illiquid securities: Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price that a fund has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.

We may invest up to 15% of each Fund’s net assets in illiquid securities.

Foreign corporate and government bonds: Debt obligations issued by foreign corporations, foreign governments, or a foreign agency, instrumentality, or political subdivision of such governments.

We may invest a portion of the Funds’ assets in foreign, corporate, or government fixed income securities consistent with the Funds’ investment policies (such as market or capitalization), when, in our opinion, they offer attractive opportunities relative to those available through equity securities.

Although not a principal strategy of the Funds, for temporary defensive purposes, we may invest all or a substantial portion of a Fund’s assets in these securities rated AA or better by S&P and Aa or better by Moody’s, or if unrated, determined to be of comparable quality.

High yield, high-risk fixed income securities: Securities that are rated lower than BBB by S&P or Baa by Moody’s, or if unrated, have equal quality. These securities may be issued by companies, governments, or governmental entities of emerging or developing countries which may be less creditworthy. A primary risk, which may be substantial, is that these companies, governments, or entities may not be able to make interest or principal payments. An additional risk is that the value of these securities may decline significantly.

	We do not make it a practice to invest in these securities.	We may invest up to 35% of the Fund’s net assets in high yield, high-risk foreign fixed income securities.

We may invest up to 15% of the Fund’s net assets in high yield, high-risk U.S., and foreign fixed income securities.

We will not purchase securities rated lower than C by S&P or Ca by Moody’s or, if unrated, are considered by the Fund’s portfolio management team to be an equivalent quality to such ratings.

15

How we manage the Funds (continued)

How the Funds use them
Securities	Delaware International Value Equity Fund	Delaware Emerging Markets Fund	Delaware Global Value Fund

Repurchase agreements: An agreement between a buyer of securities, such as a fund, and a seller of securities in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

Typically, we use repurchase agreements as a short-term investment for a Fund’s cash position. In order to enter into these repurchase agreements, a Fund must have collateral of at least 102% of the repurchase price. We will only enter into repurchase agreements in which the collateral is comprised of U.S. Government securities.

Real estate investment trusts (REITs): REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

	We do not invest in these securities.		We may invest in REITs consistent with the Fund’s investment objective and policies.

Equity linked securities: Privately issued derivative securities which have a return component based on the performance of a single security, a basket of securities, or an index.	We do not invest in these securities.

We may invest up to 10% of the Fund’s net assets in equity linked securities. Equity linked securities may be considered illiquid and are subject to the Fund’s limitation on illiquid securities. In some instances, investments in equity linked securities may also be subject to the Fund’s limitation on investments in investment companies.

We do not invest in these securities.

We may also invest in other securities, including preferred stocks, convertible securities, warrants, futures, and options. For the Delaware Global Value Fund, we may also enter into put and call options, futures contracts and options on futures contracts, and options on foreign currencies. Please see the Statement of Additional Information (SAI) for additional descriptions of these securities, as well as those listed in the table above.

16

Borrowing from banks We may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. We may also obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. We will be required to pay interest to the lending banks on the amounts borrowed. As a result, borrowing money could result in a Fund being unable to meet its investment objective.

Lending securities We may lend up to 25% of a Fund’s assets to qualified broker/dealers or institutional investors for use in their securities transactions. Borrowers of a Fund’s securities must provide collateral to the Fund and adjust the amount of collateral each day to reflect the changes in the value of the loaned securities. These transactions may generate additional income for the Funds.

Temporary defensive positions For temporary defensive purposes, we may hold a substantial part of a Fund’s assets in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with a Fund’s investment objective. To the extent that a Fund holds these instruments, the Fund may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Funds’ annual portfolio turnover will not exceed 100%. It is possible, however, that portfolio turnover will be higher than expected. A turnover rate of 100% would occur if, for example, a Fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

17

How we manage the Funds (continued)

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund, you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the principal risks you assume when investing in the Funds. Please see the SAI for a further discussion of these risks and other risks not discussed here.

How the Funds strive to manage them
Risks	Delaware International Value Equity Fund	Delaware Emerging Markets Fund	Delaware Global Value Fund

Market risk is the risk that all or a majority of the securities in a certain market — like the stock or bond market — or in a certain country or region will decline in value because of economic conditions, future expectations, or investor confidence.

We maintain a long-term investment approach and focus on stocks that we believe can appreciate over an extended time frame regardless of interim market fluctuations. In deciding what portion of a Fund’s portfolio should be invested in any individual country, we evaluate a variety of factors, including opportunities and risks relative to other countries. We do not try to predict overall stock market movements and do not trade for short-term purposes.

Industry and security risk: Industry risk is the risk that the value of securities in a particular industry will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond.

We typically hold a number of different securities in a variety of sectors in order to minimize the impact that a poorly performing security would have on a Fund. Security risk is more significant for Delaware Emerging Markets Fund, which is a non-diversified fund.

Emerging markets risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets, there is substantially less publicly available information about issuers and the information about issuers and the information that is available tends to be of a lesser quality. Economic structures and markets tend to be less mature and diverse and the securities markets which are subject to less government regulation or supervision may also be smaller, less liquid, and subject to greater price volatility.

The Fund, to the limited extent that it invests in emerging markets, is subject to this risk. Striving to manage this risk, we carefully screen securities within emerging markets and attempt to consider material risks associated with an individual company or bond issuer.

The Fund is subject to this risk. Striving to manage this risk, we carefully screen securities within emerging markets and attempt to consider material risks associated with an individual company or bond issuer. We cannot eliminate emerging market risk and consequently encourage shareholders to invest in the Fund only if they have a long-term time horizon, over which the potential of individual securities is more likely to be realized.

The Fund may invest in emerging market securities. Striving to manage this risk, we carefully screen securities within emerging markets and attempt to consider material risks associated with an individual company or bond issuer.

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How the Funds strive to manage them
Risks	Delaware International Value Equity Fund	Delaware Emerging Markets Fund	Delaware Global Value Fund

Political risk is the risk that countries or an entire region may experience political instability. This may cause greater fluctuation in the value and liquidity of investments due to changes in currency exchange rates, governmental seizures, or nationalization of assets.

We evaluate the political situations in the countries where we invest and take into account any potential risks before we select securities for a Fund. However, there is no way to eliminate political risk when investing internationally. In emerging markets, political risk is typically more likely to affect the economy and share prices than in developed markets.

Currency risk is the risk that the value of a fund’s investments may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase any losses.

We may try to hedge a Fund’s currency risk by purchasing foreign currency exchange contracts. If we agree to purchase or sell foreign securities at a pre-set price on a future date, we may attempt to protect the value of a security a Fund owns from future changes in currency rates. If we have agreed to purchase or sell a security, we may also use foreign currency exchange contracts to “lock-in” the security’s price in terms of U.S. dollars or another applicable currency. We may use forward currency exchange contracts only for defensive or protective measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful. Hedging is typically less practical in emerging markets.

Information risk is the risk that foreign companies may be subject to different accounting, auditing, and financial reporting standards than U.S. companies. There may be less information available about foreign issuers than domestic issuers. Furthermore, regulatory oversight of foreign issuers may be less stringent or less consistently applied than in the U.S.

We conduct fundamental research on the companies that we invest in rather than relying solely on information available through financial reporting. As part of our worldwide research process, we emphasize company visits. We believe this will help us to better uncover any potential weaknesses in individual companies.

Inefficient market risk is the risk that foreign markets may be less liquid, have greater price volatility, less regulation, and higher transaction costs than U.S. markets.	We will attempt to reduce these risks by investing in a number of different countries, noting trends in the economy, industries, and financial markets.

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How we manage the Funds (continued)

How the Funds strive to manage them
Risks	Delaware International Value Equity Fund	Delaware Emerging Markets Fund	Delaware Global Value Fund

Small company risk is the risk that prices of smaller companies may be more volatile than larger companies because of limited financial resources or dependence on narrow product lines.	We typically focus the Fund’s investment in larger companies.

We may invest in small companies and would be subject to this risk. Although we typically hold a number of different stocks in order to reduce the impact that one small company stock would have on the Fund, because this is a non-diversified Fund, it is possible that a smaller company holding could be a significant holding and subject the Fund to greater risk. We attempt to reduce this risk by the Fund’s diversifying investments.

This is a significant risk for the Fund. We attempt to reduce this risk by diversifying investments.

Non-diversified fund risk is the risk that non-diversified funds are believed to be subject to greater risks because adverse effects on their security holdings may affect a larger portion of their overall assets.

The Fund is a diversified fund, and is not subject to this risk.

The Fund will not be diversified as defined in the 1940 Act. Non-diversified investment companies have the flexibility to invest as much as 50% of their assets in as few as two issuers with no single issuer accounting for more than 25% of the portfolio. The remaining 50% of the portfolio must be diversified so that no more than 5% of the Fund’s assets are invested in the securities of a single issuer, with certain exceptions.

This Fund is a diversified fund, and is not subject to this risk.

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How the Funds strive to manage them
Risks	Delaware International Value Equity Fund	Delaware Emerging Markets Fund	Delaware Global Value Fund

Transaction costs risk relates to the costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, which may be higher than those involved in domestic transactions.

Each Fund is subject to this risk. We strive to monitor transaction costs and to choose an efficient trading strategy for the Funds.

Interest rate risk is the risk that securities, particularly bonds with longer maturities, will decrease in value if interest rates rise.	The Funds are generally less affected by interest rate risk than other risks because they typically hold small amounts of fixed income securities.

Foreign government and supranational securities risks relate to the ability of a foreign government or government related issuer to make timely payments on its external debt obligations.

This ability to make payments will be strongly influenced by the issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates, and the extent of its foreign reserves.

We are subject to this risk with respect to a Fund’s debt investments and will attempt to limit this risk by performing credit analysis on the issuer of each security purchased. We also attempt to reduce this risk by limiting the portion of net assets that may be invested in these securities.

We also compare the risk-reward potential of foreign government securities being considered to that offered by equity securities to determine whether to allocate assets to equity or fixed income investments.

High yield, high-risk foreign fixed income securities: The economy and interest rates may affect these high yield, high-risk securities differently from other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or a substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. Changes by recognized rating agencies in their rating of any such security and in the ability of the issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Consequently, these changes will affect a fund’s net asset value (NAV) per share.

This is not a significant risk for the Fund.

We may invest up to 15% of the Fund’s net assets in high yield, high-risk foreign fixed income securities.

We intend to limit the Fund’s investment in any one lower rated bond, which can help to reduce the effect of an individual default on the Fund, and to limit the Fund’s overall holding of bonds in this category. Such limitations may not protect the Fund from widespread bond defaults brought about by a sustained economic downturn.

We may invest up to 35% of the Fund’s net assets in high yield, high-risk foreign fixed income securities.

We intend to limit the Fund’s investment in any single lower rated bond, which can help to reduce the effect of an individual default on the Fund. We also intend to limit the Fund’s overall holdings of bonds in this category. Such limitations may not protect the Fund from widespread bond defaults brought about by a sustained economic downturn or from price declines that might result from changes in the quality ratings of individual bonds.

We may invest up to 15% of the Fund’s net assets in high yield, high-risk foreign fixed income securities.

We intend to limit the Fund’s investment in any one lower rated bond, which can help to reduce the effect of an individual default on the Fund, and to limit the Fund’s overall holdings of bonds in this category. Such limitations may not protect the Fund from widespread bond defaults brought about by a sustained economic downturn.

21

How we manage the Funds (continued)

How the Funds strive to manage them
Risks	Delaware International Value Equity Fund	Delaware Emerging Markets Fund	Delaware Global Value Fund

Real estate industry risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code (the Code), or other similiar statute in non-U.S. countries and/or to maintain exemptions from the 1940 Act.

To the extent we invest in REITs, we are subject to the risks associated with the real estate industry. Investors should carefully consider these risks before investing in the Funds.

Derivatives risk is the possibility that a fund may experience a significant loss if it employs a derivatives strategy (such as a strategy involving equity linked securities) related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a fund from using the strategy.

This is not a significant risk for the Fund.

We will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the Fund without actually selling a security, to neutralize the impact of interest rate changes, to affect diversification, or to earn additional income. We will not use derivatives for reasons inconsistent with our investment objectives. We also research and continually monitor the creditworthiness of current or potential counterparties.

This is not a significant risk for the Fund.

Disclosure of portfolio holdings information

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

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Who manages the Funds

Investment manager

The Funds are managed by Delaware Management Company (the Manager), a series of Delaware Management Business Trust, which is an indirect subsidiary of Delaware Management Holdings, Inc. The Manager makes investment decisions for the Funds, manages the Funds’ business affairs, and provides daily administrative services. For its services to the Funds, the Manager was paid aggregate fees, net of waivers (if applicable), of 0.82%, 1.21%, and 0.73% of average daily net assets of the Delaware International Value Equity Fund, the Delaware Emerging Markets Fund, and the Delaware Global Value Fund, respectively, during the last fiscal year.

Prior to September 25, 2006, Mondrian, formerly known as Delaware International Advisers, Ltd., served as sub-advisor to the Delaware Emerging Markets Fund; however, beginning on September 25, 2006, the Manager became responsible for the day-to-day management of the Fund. Mondrian commenced operations as a registered investment advisor in December 1990. Mondrian’s address is 5th Floor, 10 Gresham Street, London, England EC2V 7JD. For its services to the Fund during the last fiscal year, the Manager paid Mondrian sub-advisory fees at an annual rate of 0.30% of average daily net assets.

Prior to May 1, 2006, Mondrian served as sub-advisor to the Delaware International Equity Fund; however, beginning on May 1, 2006, the Manager became responsible for day-to-day management of the Fund. For its services to the Fund during the last fiscal year, the Manager paid Mondrian sub-advisory fees at an annual rate of 0.20% of average daily net assets.

A discussion of the Board’s approval of the Funds’ investment advisory contract is available in the Funds’ semiannual report to shareholders for the period ended May 31, 2006.

The Delaware International Equity Composite Performance

The following information presents the past performance of the Delaware International Value Equity Composite (the Composite), which is a composite of accounts managed by the Delaware International Equity Team. The Delaware International Equity Team is the portfolio management team that manages the Delaware International Value Equity Fund and a portion of the Delaware Global Value Fund. The Composite seeks to provide value-added returns and overall portfolio diversification to investors by investing in carefully selected companies, primarily located outside of the U.S. in all market capitalizations. The Composite is comprised of all accounts under discretionary management by the portfolio management team that have investment objectives, policies, and strategies substantially similar to those of the Delaware International Value Equity Fund. The historical performance shown for the Composite has been prepared and presented in accordance with the Global Investment Performance Standards (GIPS®). Past performance is not an indication of future results. The GIPS method for computing historical performance differs from the method used for computing historical performance of investment companies.

The historical performance of the Composite is not the performance of the Delaware International Value Equity Fund, and is not necessarily indicative of how the Delaware International Value Equity Fund would have performed in the past or will perform in the future. The Delaware International Value Equity Fund’s actual performance may vary significantly from the past performance of the Composite. The Delaware International Value Equity Fund’s performance in the future will be different from the Composite’s performance due to factors such as differences in cash flows into and out of the Delaware International Value Equity Fund and advisory accounts included in the Composite, and different fees, expenses, performance calculation methods, and portfolio sizes and composition. In addition, the accounts included in the Composite are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Code, which, if applicable, can have a negative impact on performance. Application of these limitations, requirements and restrictions may have had an adverse effect on the performance results of the Composite. The Composite performance also does not reflect sales charges that apply to the Delaware International Value Equity Fund’s Class A, Class B, and Class C shares. If the Delaware International Value Equity Fund’s higher expenses and applicable sales charges were reflected, the performance of the Composite would be lower.

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Who manages the Funds (continued)

Year	Delaware International Value Equity Composite - Gross Return(1)	Delaware International Value Equity Composite - Net Return(1)	MSCI ACWI Free ex U.S. Inc. Net Dividends(2)	MSCI EAFE Net Dividends(3)
2006	30.38%	29.53%	25.71%	26.34%
2005	14.31%	13.55%	14.47%	13.55%
2004	24.84%	23.87%	20.38%	20.25%
2003	46.60%	45.45%	39.42%	38.63%
2002	-11.53%	-12.23%	-15.80%	-15.94%
2001	-13.25%	-13.85%	-21.40%	-21.45%
2000	-9.67%	-10.00%	-13.37%	-14.16%
1999	20.41%	19.97%	27.93%	26.97%
1998	5.13%	4.36%	18.76%	19.97%

(1)       Performance results for the period April 1 through June 21, 2005 occurred while members of the portfolio management team were affiliated with Arborway Capital prior to the acquisition of its assets by the Manager. Performance results for the period April 30, 2002 through March 31, 2005 occurred while members of the portfolio management team were affiliated with Thomas Weisel Asset Management LLC (TWAM). Performance results presented prior to April 30, 2002 occurred while members of the International Value Equity Team were affiliated with ValueQuest/TA LLC prior to the acquisition of its assets by TWAM. Accordingly, composite assets prior to June 21, 2005 constituted a portion of the total firm assets of other firms.

Performance results are shown as total returns, net of dividend withholding taxes, assume reinvestment of dividends and capital gains as well as no reductions for taxes, are presented before and after the deduction of the Manager’s investment advisory fees, and are calculated in U.S. dollars. After inclusion of management fees, annualized performance for the one-year, five-year, and lifetime periods as of December 31, 2006 would have been 30.38%, 19.25%, and 10.17%, respectively.

(2)       The MSCI ACWI Free ex U.S. including Net Dividends is the benchmark from January 2001 to June 2005. The MSCI ACWI Free ex-U.S. Gross Index is the benchmark for this composite from inception through December 2000.

(3)       The MSCI EAFE Net Dividends is the benchmark from June 21, 2005 to present and was changed to more accurately reflect the investment strategy represented by the Composite. Dividends on securities in the Index are assumed to be reinvested after deduction of withholding taxes, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The Index uses withholding tax rates applicable to Luxembourg holding companies (as Luxembourg applies the highest rates). As of June 30, 2006, investments in securities not included in this benchmark represented 11.20% of composite holdings.

Portfolio managers

Delaware Emerging Markets Fund

Liu-Er Chen has primary responsibility for making day-to-day investment decisions for the Delaware Emerging Markets Fund. Mr. Chen has managed the Fund since September 25, 2006.

Liu-Er Chen, CFA, Senior Vice President, Chief Investment Officer – Emerging Markets

Mr. Chen joined Delaware Investments in September 2006 to lead the firm’s international Emerging Markets team. Previously, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently served as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He also served as the sole manager of the Evergreen Health Care Fund since its inception in 1999. Mr. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Mr. Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He is licensed to practice medicine in China and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

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Delaware Global Value Fund

The Delaware International Equity and Delaware Large Cap Value Focus teams have primary responsibility for making day-to-day investment decisions for the Fund.

International Equity Portfolio Segment

Zoë A. Neale, Senior Vice President and Chief Investment Officer, International Equity

Ms. Neale joined Delaware Investments in June 2005 to develop the firm’s International Value Equity strategies, from Arborway Capital, which she co-founded in January 2005. Previously she ran the International Value Strategies business at TWAM. She joined TWAM when it acquired ValueQuest/TA in 2002. Ms. Neale started at ValueQuest in 1996 and served as a senior investment professional with portfolio management and global research responsibilities for several sectors. Prior to ValueQuest, she was an assistant vice president and portfolio manager for Anchor Capital Advisors, with generalist research responsibilities. Ms. Neale earned a bachelor’s degree in economics from the University of Texas, Austin, and an MBA from Northeastern University.

Edward A. “Ned” Gray, CFA, Vice President/Senior Portfolio Manager

Mr. Gray joined Delaware Investments in June 2005 to develop the firm’s International Value Equity team, from Arborway Capital, which he co-founded in January 2005. He previously worked in the investment management business at TWAM, and ValueQuest, which was acquired by TWAM in 2002. At ValueQuest, which he joined in 1987, Mr. Gray served as a senior investment professional with responsibilities for portfolio management, security analysis, quantitative research, performance analysis, global research, back office/investment information systems integration, trading, and client and consultant relations. Prior to ValueQuest, he was a research analyst at the Center for Competitive Analysis. Mr. Gray received his bachelor’s degree in history from Reed College and a master of arts in law and diplomacy, in international economics, business and law from Tufts University’s Fletcher School of Law and Diplomacy.

Todd A. Bassion, CFA, Vice President, Portfolio Manager, Senior Equity Analyst

Mr. Bassion joined Delaware Investments in June 2005 as a senior analyst on the firm’s International Value Equity team. He takes a lead role in generating and researching new companies for the portfolios, as well as providing input on ongoing portfolio management. Mr. Bassion previously worked at Arborway Capital, where he was a key part of the team that started at ValueQuest/TA and moved to TWAM with its acquisition of ValueQuest/TA in 2002. Mr. Bassion, who joined ValueQuest/TA in 2000, served as a research associate there. Mr. Bassion earned a bachelor’s degree in economics from Colorado College.

Domestic Equity Portfolio Segment

D. Tysen Nutt, Jr., Senior Vice President, Senior Portfolio Manager, Team Leader — Large-Cap Value Focus Equity

Mr. Nutt joined Delaware Investments in 2004 as senior vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Before joining the firm, Mr. Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers (MLIM), where he managed mutual funds and separate accounts for institutions and private clients. Mr. Nutt departed MLIM as a managing director. Prior to joining MLIM in 1994, Mr. Nutt was with Van Deventer & Hoch (V&H) where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Mr. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Jordan L. Irving, Vice President, Senior Portfolio Manager

Mr. Irving joined Delaware Investments in 2004 as a vice president, senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Previously, he worked for the U.S. Active Large-Cap Value team within MLIM for six years, where he managed mutual funds and separate accounts for institutions and private clients. Mr. Irving graduated from Yale University with a bachelor’s degree in American studies and earned a special diploma in social studies at Oxford University in England. He competed for the United States National Rowing Team, winning a gold medal at the 1997 World Rowing Championships in Aiguebelette, France.

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Who manages the Funds (continued)

Anthony A. Lombardi, CFA, Vice President, Senior Portfolio Manager

Mr. Lombardi joined Delaware Investments in 2004 as a vice president and senior portfolio manager for the firm’s Large-Cap Value Focus strategy. Previously, Mr. Lombardi worked at MLIM from 1998 to 2004, where he rose to the position of director and portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. Prior to that he worked at Dean Witter Reynolds for seven years as a sell-side equity research analyst, and he began his career as an investment analyst with Crossland Savings in 1989. Mr. Lombardi graduated from Hofstra University, receiving a bachelor’s degree in finance and an MBA with a concentration in finance. He is a member of the New York Society of Security Analysts and the CFA Institute.

Robert A. Vogel, Jr., CFA, Vice President, Senior Portfolio Manager

Mr. Vogel joined Delaware Investments in 2004 as a vice president, senior portfolio manager for the firm’s Large-Cap Value Focus strategy. He previously worked at MLIM for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Mr. Vogel graduated from Loyola College in Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania, and he is a member of the New York Society of Security Analysts and the CFA Society of Philadelphia.

Nikhil G. Lalvani, CFA, Vice President, Portfolio Manager

Mr. Lalvani is a portfolio manager with the firm’s Large-Cap Value Focus team. At Delaware Investments, Mr. Lalvani has served as both a fundamental and quantitative analyst. Prior to joining the firm in 1997, he was a research associate with Bloomberg. Mr. Lalvani holds a bachelor’s degree in finance from Penn State University and is a member of the CFA Society of Philadelphia.

Nashira S. Wynn, Vice President, Portfolio Manager

Ms. Wynn is a portfolio manager with the firm’s Large-Cap Value Focus team. Prior to joining Delaware Investments in 2004, she was an equity research analyst for Merrill Lynch Investment Managers. Ms. Wynn earned a bachelor’s degree in finance, with a minor in economics, from The College of New Jersey, and she attended England’s Oxford University as a Presidential Scholar.

Delaware International Value Equity Fund

The Delaware International Equity team has primary responsibility for making day-to-day investment decisions for the Fund.

Please see the “International Equity Portfolio Segment” section of Delaware Global Value Fund’s portfolio manager information for Ms. Neale’s, Mr. Gray’s, and Mr. Bassion’s business experience.

The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Manager of managers structure

The Funds and the Manager have received an exemptive order from the Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Funds without shareholder approval (the Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Funds’ Board, for overseeing the Funds’ sub-advisors and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-advisor that is affiliated with the Funds or the Manager. While the Manager does not currently expect to use the Manager of Managers Structure with respect to the Funds, the Manager may, in the future, recommend to the Funds’ Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Funds’ portfolio.

The Manager of Managers Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Funds without shareholder approval. Shareholders will be notified of any changes made to sub-advisors or sub-advisory agreements within 90 days of the change.

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Who’s who?

This diagram shows the various organizations involved in managing, administering, and servicing the Delaware Investments® Funds.

Board of Trustees A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others that perform services for the fund. Generally, at least 40% of the board of trustees must be independent of a fund’s investment manager and distributor. However, the Funds rely on certain exemptive rules adopted by the SEC that require the Board of Trustees to be comprised of a majority of such independent Trustees. These independent Trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund’s prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs. Most management contracts provide for the investment manager to receive an annual fee based on a percentage of the fund’s average daily net assets. The investment manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to National Association of Securities Dealers, Inc. (NASD) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of fund shares through broker/dealers, financial advisors, and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called “transfer agents”) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisors Financial advisors provide advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial advisors are compensated for their services generally through sales commissions, and through 12b-1 fees and/or service fees deducted from a fund’s assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights. Material changes in the terms of a fund’s management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

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About your account

Investing in the Funds

Institutional Class shares are available for purchase only by the following:

•                  retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover IRAs from such plans;

•                  tax-exempt employee benefit plans of the Manager or its affiliates and of securities dealer firms with a selling agreement with the distributor (Distributor);

•                  institutional advisory accounts (including mutual funds) managed by the Manager or its affiliates and clients of Delaware Investment Advisers, an affiliate of the Manager, as well as the clients’ affiliates, and their corporate sponsors, subsidiaries, related employee benefit plans, and rollover IRAs of, or from, such institutional advisory accounts;

•                  a bank, trust company, or similar financial institution investing for its own account or for the accounts of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

•                  registered investment advisors investing on behalf of clients that consist solely of institutions and high net worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of the Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients;

•                  certain plans qualified under Section 529 of the Code for which the Fund’s Manager, Distributor, or service agent or one or more of their affiliates provide recordkeeping, administrative, investment management, marketing, distribution, or similar services; or

•                  programs sponsored by financial intermediaries where such programs require the purchase of Institutional Class shares.

Payments to intermediaries

The Distributor, LFD, and their affiliates may pay additional compensation (at their own expense and not as an expense of the Funds) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Funds with “shelf space” or a higher profile with the Financial Intermediary’s consultants, sales persons, and customers (distribution assistance). The level of payments made to a qualifying Financial Intermediary in any given year will vary. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Funds’ shares.

For more information, please see the Funds’ SAI.

28

How to buy shares

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, P.O. Box 219656, Kansas City, MO 64121-9656. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

Please note that all purchases by mail into your account or into a new account will not be accepted until such purchase orders are received by Delaware Investments at P.O. Box 219656, Kansas City, MO 64121-9656 for investments by regular mail or 430 W. 7th Street, Kansas City, MO 64105 for investments by overnight courier service. Please do not send purchase orders to 2005 Market Street, Philadelphia, PA 19103-7094.

By wire

Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call us at 800 362-7500 so we can assign you an account number.

By exchange

You may exchange all or part of your investment in one or more Delaware Investments® Funds for shares of other Delaware Investments® Funds. Please keep in mind, however, that you may not exchange your shares for Class B, Class C, or Class R shares. To open an account by exchange, call your Client Services Representative at 800 362-7500.

Through your financial advisor

Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If an authorized agent or we receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern Time, you will pay that day’s closing share price, which is based on a fund’s NAV. If your order is received after the close of regular trading on the NYSE, you will pay the next business day’s price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each Class of the Funds at the close of regular trading on the NYSE on each Business Day. The NAV per share for each Class of the Funds is calculated by subtracting the liabilities of each Class from its total assets and dividing the resulting number by the number of shares outstanding for that Class. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. We price fixed income securities that have a maturity of less than 60 days at amortized cost, which approximates market value. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market value.

29

About your account (continued)

Fair valuation

When the Funds use fair value pricing, they may take into account any factors they deem appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broader stock market indices. The price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before a Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, each Fund may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Subject to the Board’s oversight, the Funds’ Board has delegated responsibility for valuing the Funds’ assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, as described above.

Document delivery

If you have an account in the same Delaware Investments® Fund as another person or entity at your address, we send you one copy of the Funds’ prospectus and annual and semiannual reports to that address unless you opt otherwise. This will help us reduce the printing and mailing expenses associated with the Funds. We will continue to send one copy of each of these documents to that address until you notify us that you wish to receive individual materials. If you wish to receive individual materials, please call our Shareholder Service Center at 800 362-7500 or your financial advisor. We will begin sending you individual copies of these documents 30 days after receiving your request.

30

How to redeem shares

By mail

You may redeem your shares (sell them back to the Funds) by mail by writing to: Delaware Investments, P.O. Box 219656, Kansas City, MO 64121-9656. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8992. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account.

Please note that all redemption requests from your account by mail will not be accepted until such redemption orders are received by Delaware Investments at P.O. Box 219656, Kansas City, MO 64121-9656 for redemptions by regular mail or 430 W. 7th Street, Kansas City, MO 64105 for redemptions by overnight courier service. Please do not send redemption requests to 2005 Market Street, Philadelphia, PA 19103-7094.

By telephone

You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

By wire

You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next Business Day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

Through your financial advisor

Your financial advisor can handle all the details of redeeming your shares. Your financial advisor may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and an authorized agent or we receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next Business Day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum

If you redeem shares and your account balance falls below $250, the Funds may redeem your account after 60 days’ written notice to you.

31

About your account (continued)

Exchanges

You may generally exchange all or part of your shares for shares of the same class of another Delaware Investments® Fund. If you exchange shares to a fund that has a sales charge, you will pay any applicable sales charges on your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B, Class C, or Class R shares of another Delaware Investments® Fund. We may refuse the purchase side of any exchange request if in the Manager’s judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.

Frequent trading of Fund shares

Each Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Funds’ Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to each Fund and its shareholders, such as market timing. Each Fund will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term “roundtrips” – that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 Business Days of a purchase of that fund’s shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter as a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, each Fund will consider short-term roundtrips to include rapid purchases, and sales of Fund shares through the exchange privilege. Each Fund reserves the right to consider other trading patterns to be market timing.

Your ability to use a Fund’s exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. Each Fund reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder’s financial intermediary or in any omnibus-type account. Transactions placed in violation of a Fund’s market timing policy are not necessarily deemed accepted by the Fund and may be rejected by the Fund on the next Business Day following receipt by the Fund.

Redemptions will continue to be permitted in accordance with the Funds’ current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a contingent deferred sales charge, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

Each Fund reserves the right to modify this policy at any time without notice, including modifications to a Fund’s monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Funds market timing policy does not require a Fund to take action in response to frequent trading activity. If a Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

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Risks of market timing By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Funds’ shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund’s shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect a Fund’s performance if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (typically, 4:00 p.m. Eastern Time). Developments that occur between the closing of the foreign market and a fund’s NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund’s NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures Each Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in Fund shares for violations of the Funds’ market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Funds may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset-allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds will attempt to apply their monitoring procedures to these omnibus accounts and to the individual participants in such accounts. In an effort to discourage market timers in such accounts, the Funds may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account’s authorization to purchase Fund shares.

Limitations on ability to detect and curtail market timing Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of a Fund and its agents to detect market timing in Fund shares, there is no guarantee that a Fund will be able to identify these shareholders or curtail their trading practices. In particular, a Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

33

About your account (continued)

Dividends, distributions, and taxes

Dividends and Distributions. Each Fund has qualified as a regulated investment company under the Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The Funds expect to declare and distribute all of their net investment income, if any, to shareholders as dividends annually. The Funds will also distribute net realized capital gains, if any, at least annually. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual Statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. A Fund may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, a Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099-DIV to reflect reclassified information. Use the information on your corrected Form 1099-DIV, not the information on your statement, for tax returns.

Avoid “Buying A Dividend.” If you are a taxable investor and invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax Considerations. In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different
Delaware Investments® Fund is the same as a sale.

By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax, and are subject to special U.S. tax certification requirements.

34

Receipt of excess inclusion income by the Delaware Global Value Fund. Income received by the Delaware Global Value Fund from certain equity interests in mortgage pooling vehicles is treated as “excess inclusion income.” The Fund may derive such income either as a result of its direct investment in such interests or, indirectly, through its investment in REITs that hold such interests or otherwise qualify as taxable mortgage pools. In general, this income is required to be reported to Fund shareholders that are not disqualified organizations (as defined below) in proportion to dividends paid with the same consequences as if the shareholders directly received the excess inclusion income. Excess inclusion income: (i) may not be offset with net operating losses; (ii) represents unrelated business taxable income (UBTI) in the hands of a tax-exempt shareholder that is not a disqualified organization; and (iii) is subject to withholding tax, without regard to otherwise applicable exemptions or rate reductions, to the extent such income is allocable to a shareholder who is not a U.S. person. The Fund must pay the tax on its excess inclusion income that is allocable to “disqualified organizations,” which are generally certain cooperatives, governmental entities, and tax-exempt organizations that are not subject to tax on UBTI. To the extent that the Fund shares owned by a disqualified organization are held in record name by a broker/dealer or other nominee, the Fund must inform the broker/dealer or other nominee of the excess inclusion income allocable to them and the broker/dealer or other nominee must pay the tax on the portion of the Fund’s excess inclusion income allocable to them on behalf of the disqualified organizations.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Other investment policies and risk considerations

High yield, high-risk securities Delaware Emerging Markets Fund and Delaware Global Value Fund may invest in high yield, high-risk foreign fixed income securities. In the past, in the opinion of the Funds’ portfolio managers, the high yields from these bonds have more than compensated for their higher default rates. There can be no assurance, however, that yields will continue to offset default rates on these bonds in the future. The Funds’ portfolio managers intend to maintain adequately diversified portfolios of stocks and bonds. While diversification can help to reduce the effect of an individual default on a Fund, there can be no assurance that diversifying the Funds’ investments will protect the Funds from widespread bond defaults brought about by a sustained economic downturn.

Medium- and low-grade bonds held by a Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also these bonds are often issued by smaller, less creditworthy companies or foreign governments or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

Foreign currency transactions Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. Each Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a “forward foreign currency” contract or “forward” contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. Each Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

Each Fund may enter into forward contracts to “lock in” the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

35

About your account (continued)

When the Funds’ portfolio managers believe that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, a Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Funds’ securities denominated in such foreign currency.

A Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Funds’ securities or other assets denominated in that currency.

At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize gains or losses from currency transactions.

Certain management considerations

Investments by fund of funds and similar investment vehicles The Funds may accept investments from funds of funds, including those offered by the Delaware Investments® Funds, as well as from similar investment vehicles, such as 529 plans. A “529 Plan” is a college savings program that operates under Section 529 of the Code. From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

36

Financial highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance. All “per share” information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with each Fund’s financial statements, is included in the Funds’ annual report, which is available upon request by calling 800 362-7500.

	Institutional Class
Delaware International Value Equity Fund	2006	2005	2004	2003	Year ended 11/30 2002
Net asset value, beginning of period	$18.210	$16.410	$13.400	$11.060	$12.410
Income (loss) from investment operations:
Net investment income(1)	0.389	0.439	0.305	0.218	0.120
Net realized and unrealized gain (loss) on investments and foreign currencies	3.233	1.614	2.902	2.637	(0.998)
Total from investment operations	3.622	2.053	3.207	2.855	(0.878)
Less dividends and distributions from:
Net investment income	(0.465)	(0.108)	(0.197)	(0.126)	(0.162)
Net realized gain on investments	(5.267)	(0.145)		(0.389)	(0.310)
Total dividends and distributions	(5.732)	(0.253)	(0.197)	(0.515)	(0.472)
Net asset value, end of period	$16.100	$18.210	$16.410	$13.400	$11.060
Total return(2)	23.93%	12.67%	24.21%	27.29%	(7.29%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$355,347	$276,499	$178,048	$102,974	$56,127
Ratio of expenses to average net assets	1.11%	1.18%	1.40%	1.74%	1.83%
Ratio of expenses to average net assets prior to expense limitations and expenses paid indirectly	1.13%	1.18%	1.40%	1.74%	1.83%
Ratio of net investment income to average net assets	2.35%	2.54%	2.08%	1.90%	1.02%
Ratio of net investment income to average net assets prior to expense limitations and expenses paid indirectly	2.33%	2.54%	2.08%	1.90%	1.02%
Portfolio turnover	127%	14%	7%	14%	23%

(1)       The average shares outstanding method has been applied for per share information.

(2)       Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the Manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

37

Financial highlights (continued)

	Institutional Class
Delaware Emerging Markets Fund	2006	2005	2004	2003	Year ended 11/30 2002
Net asset value, beginning of period	$18.030	$14.610	$10.920	$7.260	$6.940
Income from investment operations:
Net investment income(1)	0.466	0.349	0.256	0.134	0.199
Net realized and unrealized gain on investments and foreign currencies	4.104	3.579	3.659	3.717	0.269
Total from investment operations	4.570	3.928	3.915	3.851	0.468
Less dividends and distributions from:
Net investment income	(0.310)	(0.124)	(0.225)	(0.191)	(0.148)
Net realized gain on investments	(0.900)	(0.384)
Total dividends and distributions	(1.210)	(0.508)	(0.225)	(0.191)	(0.148)
Net asset value, end of period	$21.390	$18.030	$14.610	$10.920	$7.260
Total return(2)	26.87%	27.73%	36.34%	54.52%	6.88%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$112,964	$255,608	$63,732	$6,131	$2,753
Ratio of expenses to average net assets	1.69%	1.72%	1.66%	1.70%	1.70%
Ratio of expenses to average net assets prior to expense limitation	1.69%	1.72%	1.82%	2.36%	2.69%
Ratio of net investment income to average net assets	2.48%	2.15%	2.06%	1.53%	2.71%
Ratio of net investment income to average net assets prior to expense limitation	2.48%	2.15%	1.90%	0.87%	1.72%
Portfolio turnover	46%	25%	34%	55%	33%

(1)       The average shares outstanding method has been applied for per share information.

(2)       Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return also reflects waivers and payment of fees by the Manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

38

	Institutional Class
Delaware Global Value Fund	2006	2005	2004	2003	Year ended 11/30 2002
Net asset value, beginning of period	$11.700	$10.840	$8.730	$6.260	$7.410
Income (loss) from investment operations:
Net investment income(1)	0.141	0.148	0.180	0.131	0.161
Net realized and unrealized gain (loss) on investments and foreign currencies	3.092	1.237	2.053	2.476	(1.101)
Total from investment operations	3.233	1.385	2.233	2.607	(0.940)
Less dividends and distributions from:
Net investment income	(0.266)	(0.040)	(0.123)	(0.137)	(0.143)
Net realized gain on investments	(1.357)	(0.485)			(0.067)
Total dividends and distributions	(1.623)	(0.525)	(0.123)	(0.137)	(0.210)
Net asset value, end of period	$13.310	$11.700	$10.840	$8.730	$6.260
Total return(2)	31.24%	13.28%	25.91%	42.62%	(13.03%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,193	$4,576	$667	$300	$3,114
Ratio of expenses to average net assets	1.34%	1.64%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets prior to expense limitation	1.58%	1.83%	1.91%	1.80%	2.32%
Ratio of net investment income to average net assets	1.18%	1.31%	1.89%	1.84%	2.28%
Ratio of net investment income to average net assets prior to expense limitation	0.94%	1.12%	1.23%	1.29%	1.21%
Portfolio turnover	124%	51%	36%	59%	24%

(1)       The average shares outstanding method has been applied for per share information.

(2)       Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the Manager. Performance would have been lower had the expense limitation not been in effect.

39

Financial highlights (continued)

How to read the financial highlights

Net investment income (loss)

Net investment income (loss) includes dividend and interest income earned from a fund’s investments; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments and foreign currencies

A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under “Less dividends and distributions from: Net realized gain on investments.” Realized and unrealized gain (loss) on foreign currencies represent changes in the U.S. dollar value of assets (including investments) and liabilities denominated in foreign currencies as a result of changes in foreign currency exchange rates.

Net asset value (NAV)

This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return

This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers and assume the shareholder has reinvested all dividends and realized gains.

Net assets

Net assets represent the total value of all the assets in a fund’s portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets

The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets

We determine this ratio by dividing net investment income (loss) by average net assets.

Portfolio turnover

This figure tells you the amount of trading activity in a fund’s portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

40

Glossary

How to use this glossary

This glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text, please check the glossary.

Amortized cost

Amortized cost is a method used to value a fixed income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Appreciation

An increase in the value of an investment.

Average maturity

An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond

A debt security, like an IOU, issued by a company, municipality, or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond’s price changes prior to maturity and is typically inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See “Fixed income securities.”

Bond ratings

Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as “junk bonds.” See also “Nationally recognized statistical rating organization.”

Capital

The amount of money you invest.

Capital gains distributions

Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund’s portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Compounding

Earnings on an investment’s previous earnings.

Consumer Price Index (CPI)

Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)

Fee charged by some mutual funds when shares are redeemed (sold back to a fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

Corporate bond

A debt security issued by a corporation. See “Bond.”

Cost basis

The original purchase price of an investment, used in determining capital gains and losses.

Currency exchange rates

The price at which one country’s currency can be converted into another’s. This exchange rate varies almost daily according to a wide range of political, economic, and other factors.

Depreciation

A decline in an investment’s value.

Diversification

The process of spreading investments among a number of different securities, asset classes, or investment styles to reduce the risks of investing.

Dividend distribution

Payments to mutual fund shareholders of dividends passed along from a fund’s portfolio of securities.

Duration

A measurement of a fixed income investment’s price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

41

Glossary (continued)

Expense ratio

A mutual fund’s total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment, and expenses related to maintaining the fund’s portfolio of securities and distributing its shares. They are paid from a fund’s assets before any earnings are distributed to shareholders.

Financial advisor

Financial professional (e.g., broker, banker, accountant, planner, or insurance agent) who analyzes clients’ finances and prepares personalized programs to meet objectives.

Fixed income securities

With fixed income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate, or municipal bonds, and money market securities, typically pay a fixed rate of return (often referred to as interest). See “Bond.”

Inflation

The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal

The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee

The amount paid by a mutual fund to the investment manager for management services, expressed as an annual percentage of a fund’s average daily net assets.

Market capitalization

The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and a market price per share of $10 has a market capitalization of $10 million.

Maturity

The length of time until a bond issuer must repay the underlying loan principal to bondholders.

Morgan Stanley Capital International (MSCI) ACWI (All Country World Index) IndexSM

The MSCI ACWI Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. As of June 2006, the MSCI ACWI consisted of the following 48 developed and emerging market country indices: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore Free, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom, and the United States.

MSCI EAFE® (Europe, Australasia, Far East) Index

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. As of June 2006, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI Emerging Markets IndexSM

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2006, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

NASD

The independent subsidiary of the National Association of Securities Dealers, Inc., which is responsible for regulating the securities industry.

42

Nationally recognized statistical rating organization (NRSRO)

A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks, and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody’s Investors Service, Inc. (Moody’s), Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and Fitch, Inc. (Fitch).

Net asset value (NAV)

The total value of one mutual fund share, generally equal to a fund’s net assets divided by the number of shares outstanding.

Preferred stock

Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Principal

Amount of money you invest (also called “capital”). Also refers to a bond’s original face value, due to be repaid at maturity.

Prospectus

The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services, and fees.

Redeem

To cash in your shares by selling them back to the mutual fund.

Risk

Generally defined as variability of value; also credit risk, inflation risk, currency risk, and interest rate risk. Different investments involve different types and degrees of risk.

SEC (Securities and Exchange Commission)

Federal agency established by Congress to administer the laws governing the securities industry, including mutual funds.

Share classes

Different classifications of shares. Mutual fund share classes offer a variety of sales charge choices.

Signature guarantee

Certification by a bank, brokerage firm, or other financial institution that a customer’s signature is valid. Signature guarantees can be provided by members of the STAMP program.

Standard deviation

A measure of an investment’s volatility; for mutual funds, measures how much a fund’s total return has typically varied from its historical average.

Statement of Additional Information (SAI)

A document that provides more information about a fund’s organization, management, investments, policies, and risks.

Stock

An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

Total return

An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains, and change in price over a given period.

Volatility

The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered “low-volatility” investments, whereas those investments that generally go up or down in value in relatively large amounts are considered “high-volatility” investments.

43

Additional information

Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the Funds’ shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the period covered by the report. You can find more information about the Funds in the current SAI, which we have filed electronically with the SEC and which is legally a part of this Prospectus (it is incorporated by reference). If you want a free copy of the SAI or the annual or semiannual report, or if you have any questions about investing in these Funds, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 362-7500. The Funds’ SAI and annual and semiannual reports to shareholders are also available, free of charge, through the Funds’ Web site (www.delawareinvestments.com). You may also obtain additional information about the Funds from your financial advisor.

You can find reports and other information about the Funds on the EDGAR database on the SEC Web site (www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 551-8090.

44

Contact information

WEB SITE

www.delawareinvestments.com

E-MAIL

service@delinvest.com

CLIENT SERVICES REPRESENTATIVE

800 362-7500

DELAPHONE SERVICE

800 362-FUND (800 362-3863)

•                  For convenient access to account information or current performance information on all Delaware Investments® Funds seven days a week, 24 hours a day, use this Touch-Tone® service.

DELAWARE FUND SYMBOLS

DELAWARE INTERNATIONAL VALUE EQUITY FUND

	CUSIP	Nasdaq
Institutional Class	245914403	DEQIX

DELAWARE GLOBAL VALUE FUND

	CUSIP	Nasdaq
Institutional Class	245914676	DABIX

DELAWARE EMERGING MARKETS FUND

	CUSIP	Nasdaq
Institutional Class	245914817	DEMIX

Investment Company Act file number: 811-06324

PR-048 [11/06] CGI 3/07	MF-07-03-004

PO 11699

STATEMENT OF ADDITIONAL INFORMATION

March 30, 2007

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS

Delaware International Value Equity Fund

Delaware Emerging Markets Fund

Delaware Global Value Fund

2005 Market Street
Philadelphia, PA  19103-7094

For more information about the Institutional Classes:  800 362-7500

For Prospectuses, Performance, and Information on Existing Accounts of
Class A Shares, Class B Shares, Class C Shares, and Class R Shares:  800 523-1918

Dealer Services (Broker/Dealers only):  800 362-7500

This Statement of Additional Information (“Part B”) describes shares of the Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware Global Value Fund (each, a “Fund” and collectively, the “Funds”), which are series of Delaware Group Global & International Funds (the “Trust”).  Each Fund offers Class A Shares, Class B Shares, Class C Shares, and Class R Shares (collectively, the “Fund Classes”).  Each Fund also offers an Institutional Class (together referred to the “Institutional Classes”).  All references to “shares” in this Part B refer to all Classes of shares, except where noted.  The Funds’ investment advisor is Delaware Management Company, a series of Delaware Management Business Trust (the “Manager”).

This Part B supplements the information contained in the current Prospectuses for the Funds, each dated March 30, 2007, as they may be amended from time to time. This Part B should be read in conjunction with the applicable Prospectus.  Part B is not itself a Prospectus but is, in its entirety, incorporated by reference into each Prospectus.  A Prospectus may be obtained by writing or calling your investment dealer or by contacting the Funds’ national distributor, Delaware Distributors, L.P. (the “Distributor”), at the above address or by calling the above phone numbers.  The Funds’ financial statements, the notes relating thereto, the financial highlights, and the report of the independent registered public accounting firm are incorporated by reference from the Annual Reports into this Part B.  The Annual Reports will accompany any request for Part B.  The Annual Reports can be obtained, without charge, by calling 800 523-1918.

AI-034 [—] PDF 3/07	PO11709

FUND HISTORY

The Trust was organized as a Maryland corporation on May 30, 1991 and reorganized as a Delaware statutory trust on November 23, 1999.  In connection with its reorganization into a Delaware statutory trust, and effective November 23, 1999, the Trust changed its name from Delaware Group Global and International Funds, Inc. to Delaware Group Global and International Funds.

Classification

The Trust is an open-end management investment company.  While Delaware Emerging Markets Fund intends to seek to qualify as a “diversified” investment company under provisions of Subchapter M of the Internal Revenue Code, as amended (the “Code”), it will not be diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).  Thus, while at least 50% of Delaware Emerging Market Fund’s total assets will be represented by cash, cash items, U.S. Government securities, and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund’s total assets, it will not satisfy the 1940 Act requirement in this respect, which applies that test to 75% of the Fund’s assets.  A non-diversified portfolio is believed to be subject to greater risk and volatility because adverse effects on the portfolio’s security holdings may affect a larger portion of the overall assets.

INVESTMENT OBJECTIVES, RESTRICTIONS AND POLICIES

Investment Objective

Each Fund’s investment objective is non-fundamental, and may be changed without shareholder approval.  However, the Board of Trustees must approve any changes to non-fundamental investment objectives and a Fund will notify shareholders prior to a material change in the Fund’s objective.

Fundamental Investment Restrictions

The Trust has adopted the following restrictions for each Fund, as applicable which cannot be changed without approval by the holders of a “majority” of the respective Fund’s outstanding shares, which is a vote by the holders of the lesser of: a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities.  The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

Each Fund shall not:

1.             Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, or in tax-exempt obligations or certificates of deposit. A Fund may, from time to time, make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers within various industries or industry groupings.

2.             Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

3.             Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

4.             Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5.             Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

6.             Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, and investing in loans, including assignments and participation interests.

Non-Fundamental Investment Restriction

In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, each Fund will be subject to the following investment restriction, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval: Each Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value that the Fund has valued the investment.

*              *              *

Portfolio Turnover

Portfolio trading will be undertaken principally to accomplish each Fund’s respective investment objective.  The Funds are free to dispose of portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of each Fund’s respective investment objective.  The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover.  Such turnover always will be incidental to transactions undertaken with a view to achieving each Fund’s respective investment objective.

The portfolio turnover rate tells you the amount of trading activity in a fund’s portfolio.  A turnover rate of 100% would occur, for example, if all of a Fund’s investments held at the beginning of a year were replaced by the end of the year, or if a single investment was frequently traded.  The turnover rate also may be affected by cash requirements from redemptions and repurchases of a Fund’s shares.  A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.  In investing to achieve its investment objective, a Fund may hold securities for any period of time.

The Funds generally expect to have a portfolio turnover rate below 100%.

For the fiscal years ended November 30, 2006 and 2005, the Funds’ portfolio turnover rates were as follows:

Funds	2006	2005

Delaware International Value Equity Fund(1)	127%	14%
Delaware Emerging Markets Fund	46%	25%
Delaware Global Value Fund(2)	124%	51%

(1)                               The Delaware International Value Equity Fund’s portfolio holdings were repositioned when there was a change in its portfolio managers on May 1, 2006, which resulted in an increased portfolio turnover rate.  Prior to May 1, 2006, the Fund was sub-advised by Mondrian Investment Partners Limited (“Mondrian”).  Since May 1, 2006, the Fund has been managed by portfolio management teams within the Manager.

(2)                               The Delaware Global Value Fund’s portfolio holdings were repositioned when, effective March 30, 2006, the Fund changed its investment strategy and its portfolio managers, which resulted in an increased portfolio turnover rate.  The investment strategy was changed to allow the Fund to invest a significant portion of its assets in U.S. equity securities and allow the Fund to invest in securities of issuers of all sizes; accordingly, the Fund no longer invests at least 80% of its net assets in the securities of small capitalization issuers.  In addition, prior to March 30, 2006, the Fund was sub-advised by Mondrian.  Since March 30, 2006, the Fund has been managed by portfolio management teams within the Manager.

INVESTMENT STRATEGIES AND RISKS

The Funds’ investment objectives, strategies, and risks are described in the Prospectuses.  Certain additional information is provided below.  All investment strategies of the Funds are non-fundamental and may be changed without shareholder approval, except those identified below as fundamental restrictions.

Borrowing from Banks

The Funds may borrow money from banks, including their custodian, as a temporary measure for extraordinary or emergency purposes to facilitate redemptions.  Each Fund may also obtain such short-term borrowing from banks as may be necessary from time to time due, but not limited, to such events as:  large dividend payments; failed trades; the clearance of purchases and sales of portfolio securities; and securities on loan.  The Funds will be required to pay interest to the lending banks on amounts borrowed.  As a result, borrowing money could result in the Funds being unable to meet their investment objectives.

Brady Bonds

Delaware Emerging Markets Fund and Delaware Global Value Fund may invest in Brady Bonds consistent with their investment objective.  Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by the U.S. Treasury Secretary, Nicholas F. Brady in 1989, as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt).  Brady Bonds tend to be lower quality and more speculative than securities of developed country issuers. We believe that the economic reforms undertaken by countries in connection with the issuance of Brady Bonds makes the debt of countries that have issued or have announced plans to issue Brady Bonds a viable opportunity for investment.

Depositary Receipts

The Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”) that are actively traded in the United States.  ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.  EDRs and GDRs are receipts issued by non-U.S. Banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign or U.S. securities.  “Sponsored” ADRs, EDRs, or GDRs are issued jointly by the issuer of the underlying security and a Depositary, and “unsponsored” ADRs, EDRs, or GDRs are issued without the participation of the issuer of the deposited security.  Holders of unsponsored ADRs, EDRs, or GDRs generally bear all the costs of such facilities and the Depositary of an unsponsored ADR, EDR, or GDR facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.  Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR, EDR, or GDR.  ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market.  EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to a Portfolio’s limitation with respect to such securities.  ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency.  Investments in ADRs, EDRs, and GDRs involve risks similar to those accompanying direct investments in foreign securities.

Equity Linked Securities

The Delaware Emerging Markets Fund may invest a portion of its assets in equity linked securities. Equity linked securities are privately issued derivative securities which have a return component based on the performance of a single security, a basket of securities, or an index. Equity linked securities are primarily used by the Fund as an alternative means to more efficiently and effectively access the securities market of what is generally an emerging country. To the extent that the Fund invests in equity linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity linked securities will involve risks similar to the risks of investing in foreign securities. See “Foreign Securities” below.

The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from the market risk associated with the underlying security, there is the risk of default by the other party to the transaction. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while the Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous.

Equity linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as options. See “Options” below. Equity linked securities may be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid securities. See “Rule 144A Securities” below. In some instances, investments in equity linked securities may also be subject to the Fund’s limitations on investing in investment companies; see “Investment Company Securities” below.

Foreign Currency Transactions

Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis.  Each Fund will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.  Each Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a “forward foreign currency” contract or “forward” contract).  A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract.  The Funds will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

A Fund may enter into forward contracts to “lock in” the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated.  By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

A Fund may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations.

Forward foreign currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  A Fund will account for forward contracts by marking to market each day at daily exchange rates.

A Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s securities or other assets denominated in that currency.

At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.  The Fund may realize a gain or loss from currency transactions.

A Fund also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the U.S. dollar value of foreign securities held by the Fund and against increases in the U.S. dollar cost of such securities to be acquired.  Call options on foreign currency written by a Fund will be covered, which means that the Fund will own the underlying foreign currency.  With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its custodian bank consisting of cash, U.S. Government securities or other high-grade liquid debt securities in an amount equal to the amount the Fund will be required to pay upon exercise of the put.

As in the case of other kinds of options, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and Delaware Global Value Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.  The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to Delaware Global Value Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Foreign Securities

Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Funds’ Prospectuses, which are not typically associated with investing in United States issuers.  Since the stocks of foreign companies are frequently denominated in foreign currencies, and since a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, a Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.  The investment policies of each Fund permit it to enter into forward foreign currency exchange contracts in order to hedge each Fund’s holdings and commitments against changes in the level of future currency rates.  Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

Each Fund may be subject to foreign withholding taxes on income from certain foreign securities.  This, in turn, could reduce a Fund’s distributions paid to shareholders.

Futures

Each Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies.  While futures contracts provide for the delivery of securities, deliveries usually do not occur.  Contracts are generally terminated by entering into an offsetting transaction.  When a Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as “initial margin.”  This amount is maintained by the futures commission merchant in an account at the Fund’s custodian bank.  Thereafter, a “variation margin” may be paid by a Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.

In addition, when a Fund engages in futures transactions, to the extent required by the SEC, it will maintain with its custodian bank, assets in a segregated account to cover its obligations with respect to such contracts, which assets will consist of cash, cash equivalents, or high-quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the margin payments made by a Fund with respect to such futures contracts.

Each Fund may enter into such futures contracts to protect against the adverse affects of fluctuations in interest or foreign exchange rates without actually buying or selling the securities or foreign currency.  For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities.  Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by a Fund.  If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to a Fund would increase at approximately the same rate, thereby keeping the net asset value (“NAV”) of the Fund from declining as much as it otherwise would have.  Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices.  Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized.  At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

With respect to options on futures contracts, when a Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.  The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security.  Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.  As with the purchase of futures contracts, when a Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency which is deliverable upon exercise of the futures contract.  If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings.  The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency which is deliverable upon exercise of the futures contract.  If the futures price at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives.  Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Fund’s losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities.  The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities.  For example, a Fund will purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates.

To the extent that interest rates move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss.  For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has because it will have offsetting losses in its futures position.  In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements.  Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market.  A Fund may be required to sell securities at a time when it may be disadvantageous to do so.

Further, with respect to options on futures contracts, a Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date.  The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Investment Company Securities

Each Fund is permitted to invest in other investment companies, including open-end, closed-end, or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation, or other similar transaction.  However, each Fund may not operate as a “fund of funds” which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a “fund of funds.”  Under the 1940 Act’s limitations, the Fund may not (1) own more than 3% of the voting stock of another investment company; (2) invest more than 5% of the Fund’s total assets in the shares of any one investment company; nor (3) invest more than 10% of the Fund’s total assets in shares of other investment companies.  These percentage limitations also apply to the Fund’s investments in unregistered investment companies.

Non-Traditional Equity Securities

Delaware Emerging Markets Fund and Delaware Global Value Fund may each invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock (“PERCS”), which provide an investor, such as the Funds, with the opportunity to earn higher dividend income than is available on a company’s common stock.  A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price.  Upon the conversion date, most PERCS convert into common stock of the issuer (PERCS are generally not convertible into cash at maturity).  Under a typical arrangement, if after a predetermined number of years the issuer’s common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock.  If, however, the issuer’s common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock.  The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer’s common stock.  PERCS can be called at any time prior to maturity, and hence do not provide call protection.  However, if called early, the issuer may pay a call premium over the market price to the investor.  This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

The Funds may also invest in other enhanced convertible securities.  These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities).  ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features:  they are company-issued convertible preferred stock; unlike PERCS, they do not have capital appreciation limits; they seek to provide the investor with high current income, with some prospect of future capital appreciation; they are typically issued with three- to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

Options

Each Fund may purchase call options or purchase put options and will not engage in option strategies for speculative purposes.

Each Fund may invest in options that are either listed on U.S. or recognized foreign exchanges or traded over-the-counter.  Certain over-the-counter options may be illiquid.  Thus, it may not be possible to close options positions and this may have an adverse impact on a Fund’s ability to effectively hedge its securities.  A Fund will not, however, invest more than 15% of its assets in illiquid securities.

Purchasing Call Options:  Each Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 2% of the Fund’s total assets.

When a Fund purchases a call option, in return for a premium paid by a Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option.  The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price.  The advantage of purchasing call options is that a Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

A Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction.  This is accomplished by selling an option of the same series as the option previously purchased.  A Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; a Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although a Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist.  In such event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options.  Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund.

Purchasing Put Options:  Each Fund may invest up to 2% of its total assets in the purchase of put options. A Fund will, at all times during which it holds a put option, own the security covered by such option.

A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date.  A Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”).  The ability to purchase put options will allow a Fund to protect unrealized gain in an appreciated security in its portfolio without actually selling the security.  If the security does not drop in value, a Fund will lose the value of the premium paid.  A Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option.  Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

A Fund may sell a put option purchased on individual portfolio securities.  Additionally, a Fund may enter into closing sale transactions.  A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Options on Foreign Currencies

Each Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized.  For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant.  In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency.  If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to a Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.  In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

A Fund may write options on foreign currencies for the same types of hedging purposes.  For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency.  If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a Fund to hedge such increased cost up to the amount of the premium.  As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.  If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium.  Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

Each Fund intends to write covered call options on foreign currencies.  A call option written on a foreign currency by a Fund is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.  A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities, or other high-grade liquid debt securities in a segregated account with its custodian bank.

With respect to writing put options, at the time the put is written, a Fund will establish a segregated account with its custodian bank consisting of cash, U.S. Government securities or other high-grade liquid debt securities in an amount equal in value to the amount the Fund will be required to pay upon exercise of the put.  The account will be maintained until the put is exercised, has expired, or the Fund has purchased a closing put of the same series as the one previously written.

In order to comply with the securities laws of one state, a Fund will not write put or call options if the aggregate value of the securities underlying the calls or obligations underlying the puts determined as of the date the options are sold exceed 25% of the Fund’s net assets.  Should state laws change or the Trust receives a waiver of its application for a Fund, the Funds reserve the right to increase this percentage.

Options on Stock Indices

A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

Options on stock indices are similar to options on stocks but have different delivery requirements.  Stock options provide the right to take or make delivery of the underlying stock at a specified price.  A stock index option gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.”  Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.  The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple.  The writer of the option is obligated, in return for the premium received, to make delivery of this amount.  Gain or loss to a Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

As with stock options, a Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange or it may let the option expire unexercised.

A stock index fluctuates with changes in the market values of the stock so included.  Some stock index options are based on a broad market index such as the Standard and Poor’s 500® Composite Stock Price Index (“S&P 500”) or the New York Stock Exchange Composite Index, or a narrower market index, such as the Standard & Poor’s 100 Index (“S&P 100”).  Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.  Options on stock indices are currently traded on domestic exchanges such as: The Chicago Board Options Exchange, the New York Stock Exchange (the “NYSE”), and American Stock Exchange, as well as on foreign exchanges.

A Fund’s ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Fund’s portfolio securities.  Since a Fund’s portfolio will not duplicate the components of an index, the correlation will not be exact.  Consequently, a Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument.  It is also possible that there may be a negative correlation between the index or other securities which would result in a loss on both such securities and the hedging instrument.

Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option.  Thus, it may not be possible to close such an option.  The inability to close options positions could have an adverse impact on a Fund’s ability effectively to hedge its securities.  A Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

A Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained and to take advantage of the liquidity available in the option markets.

Portfolio Loan Transactions

Each Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

It is the understanding of the Manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met.  These conditions are as follows:  1) each transaction must have 100% collateral in the form of cash, short-term U.S. Government securities, or irrevocable letters of credit payable by banks acceptable to the Funds from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; 3) the Fund must be able to terminate the loan after notice, at any time; 4) the Fund must receive reasonable interest on any loan, and any dividends, interest, or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the Trustees of the Trust know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

The major risk to which a Fund would be exposed on a portfolio loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up.  Therefore, each Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer, or institution and then only if the consideration to be received from such loans would justify the risk.  Creditworthiness will be monitored on an ongoing basis by the Manager.

Real Estate Investment Trusts (“REITs”)

The Funds’ investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on management skills, are not diversified, and are subject to the risks of financing projects. REITs whose underlying assets include U.S. long-term health care properties, such as nursing, retirement and assisted living homes, may be impacted by U.S. federal regulations concerning the health care industry.

REITs (especially mortgage REITs) are also subject to interest rate risks - when interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise.  Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities.

Repurchase Agreements

While each Fund is permitted to do so, it normally does not invest in repurchase agreements, except to invest cash balances.

The funds in the Delaware Investments® family (each a “Delaware Investments® Fund” and collectively, the “Delaware Investments® Funds”) have obtained an exemption (the “Order”) from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow certain Delaware Investments® Funds jointly to invest cash balances.  Each Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described below.

A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield of the debt security during the purchaser’s holding period.  Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a Fund, if any, would be the difference between the repurchase price and the market value of the security.  Each Fund will limit its investments in repurchase agreements to those which the Manager determines to present minimal credit risks and which are of high-quality.  In addition, a Fund must have collateral of at least 102% of the repurchase price, including the portion representing a Fund’s yield under such agreements which is monitored on a daily basis.

Rule 144A Securities

The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) under the 1933 Act.  Rule 144A Securities may be freely traded among qualified institutional investors without registration under the 1933 Act.

Investing in Rule 144A Securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.  After the purchase of a Rule 144A Security, however, the Board of Trustees and the Manager will continue to monitor the liquidity of that security to ensure that a Fund has no more than 15% of its net assets in illiquid securities.

Russian Securities

Delaware Emerging Markets Fund may invest to a limited degree in Russian Securities.  Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative.  Such risks include:  (1) delays in settling portfolio transactions and risk of loss arising out of Russia’s system of share registration and custody; (2) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (3) pervasiveness of corruption and crime in the Russian economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments; (5) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (6) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits, and dividends, and on the Fund’s ability to exchange local currencies for U.S. dollars; (7) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (8) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (9) dependency on exports and the corresponding importance of international trade; (10) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive, and/or exorbitant taxation; and (11) possible difficulty in identifying a purchaser of securities held by the Fund due to the underdeveloped nature of the securities markets.

There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges.  Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks.  Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by extracts from the register or by formal share certificates.  However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia.  These registrars are not necessarily subject to effective state supervision and it is possible for the Fund to lose its registration through fraud, negligence or even mere oversight.  In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.  Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced.  Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions in the share register.  This practice may prevent the Fund from investing in the securities of certain Russian companies deemed suitable by the Investment Manager.  Further, this also could cause a delay in the sale of Russian company securities by the Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

U.S. Government Securities

Although not a principal strategy for the Funds, for temporary defensive purposes, the Funds may invest in high-quality debt instruments issued by the U.S. Government, its agencies, or instrumentalities (and which are backed by the full faith and credit of the U.S. Government), or issued by U.S. companies.

Zero-Coupon Securities

Each Fund may also invest in zero-coupon bonds.  Zero-coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest before maturity or a specific date when the securities begin paying current interest.  Therefore, they are issued and traded at a discount from their face amounts or par value.  The market prices of zero-coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero-coupon securities having similar maturities and credit quality.  Current federal income tax law requires that a holder of a taxable zero-coupon security report as income each year the portion of the original issue discount of such security that accrues that year, even though the holder receives no cash payments of interest during the year.  The Fund has qualified as a regulated investment company under the Code.  Accordingly, during periods when a Fund receives no interest payments on its zero-coupon securities, it will be required, in order to maintain its desired tax treatment, to distribute cash approximating the income attributable to such securities.  Such distribution may require the sale of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factor discussed above.

Special Risk Considerations

Foreign Securities Risks.  Each Fund has the right to purchase securities in any developed, underdeveloped, or emerging country.  Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations.  These risks are in addition to the usual risks inherent in domestic investments.  There is the possibility of expropriation, nationalization, or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange control (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in those nations.

In addition, in many countries, there is substantially less publicly available information about issuers than is available in reports about companies in the United States.  Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies.  In particular, the assets and profits appearing on the financial statements of a developing or emerging country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with the United States’ generally accepted accounting principles.  Also, for an issuer that keeps accounting records in local currency, inflation accounting rules may require for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency or constant purchasing power.  Inflation accounting may indirectly generate losses or profits.  Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

Further, a Fund may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts.  Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher.  Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, and may be subject to administrative uncertainties.  In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States, and capital requirements for brokerage firms are generally lower.  The foreign securities markets of many of the countries in which a Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

Emerging Markets Securities Risks. Compared to the United States and other developed countries, emerging countries may have volatile social conditions, relatively unstable governments and political systems, economies based on only a few industries and economic structures that are less diverse and mature, and securities markets that trade a small number of securities, which can result in a low or nonexistent volume of trading.  Prices in these securities markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging countries.  Further, investments and opportunities for investments by foreign investors are subject to a variety of national policies and restrictions in many emerging countries.  These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, limits on the types of companies in which foreigners may invest, and prohibitions on foreign investments in issuers or industries deemed sensitive to national interests.  Additional restrictions may be imposed at any time by these or other countries in which a Fund invests.  Also, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents.  Although these restrictions may in the future make it undesirable to invest in emerging countries, the Manager does not believe that any current repatriation restrictions would affect its decision to invest in such countries.  Countries such as those in which a Fund may invest, and in which Delaware Emerging Markets Fund will primarily invest, have historically experienced and may continue to experience, substantial, and in some periods extremely high, rates of inflation for many years, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment.  Other factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government’s policy towards the International Monetary Fund, the World Bank and other international agencies, and the political constraints to which a government debtor may be subject. Under normal circumstances, Delaware Emerging Markets Fund will invest at least 65% of its assets in equity securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in at least three different countries which are considered to be emerging or developing.

Foreign Government Securities Risks.  With respect to investment in debt issues of foreign governments, the ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates, and the extent of its foreign reserves.  A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.  If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment.  The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer’s ability or willingness to service its debts in a timely manner.  The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.  The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange.  Currency devaluations may affect the ability of a government issuer to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a foreign governmental issuer may default on its obligations.  If such a default occurs, a Fund may have limited effective legal recourse against the issuer and/or guarantor.  Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country.  In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

Among the foreign government and government related issuers in which Delaware Emerging Markets Fund may invest are certain high yield securities, including so-called “Brady Bonds.”  The issuers of the foreign government and government-related high yield securities, including Brady Bonds, in which Delaware Emerging Markets Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness.  Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments.  Holders of certain foreign government and government-related high yield securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers.  There can be no assurance that the Brady Bonds and other foreign government and government-related high yield securities in which Delaware Emerging Markets Fund may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments.  Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt).  In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund.  The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for new issued bonds (Brady Bonds).  The investment advisors believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.  Investors, however, should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.  In addition, Brady Bonds have been issued only recently and, accordingly, do not have a long payment history.

Risks Related to Additional Investment Techniques.  With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of short-term currency strategy is highly uncertain.

It is impossible to forecast the market value of portfolio securities at the expiration of the contract.  Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver (and if a decision is made to sell the security and make delivery of the foreign currency).  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

Delaware Emerging Markets Fund may invest up to 35% of its net assets, in high yield, high-risk foreign fixed income securities.  These securities are rated lower than BBB by Standard & Poor’s (“S&P”) and Baa by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, are considered by the Manager to be of equivalent quality.  No Fund will purchase securities rated lower than C by S&P or Ca by Moody’s, or, if unrated, considered to be of an equivalent quality to such ratings by the Investment Manager.  Fixed income securities of this type are considered to be of poor standing and predominantly speculative.  Such securities are subject to a substantial degree of credit risk.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Each Fund has adopted a policy generally prohibiting providing portfolio holdings information to any person until after thirty calendar days have passed.  We post a list of each Fund’s portfolio holdings monthly, with a 30-day lag, on the Funds’ Web site, www.delawareinvestments.com.  In addition, on a 10-day lag, we also make available a month-end summary listing of the number of each Fund’s securities, country and asset allocations, and top 10 securities and sectors by percentage of holdings for each Fund.  This information is available publicly to any and all shareholders free of charge once posted on the Web site by calling 800 523-1918.

Other entities, including institutional investors and intermediaries that distribute the Funds’ shares, are generally treated similarly and are not provided with the Funds’ portfolio holdings in advance of when they are generally available to the public.

Third-party service providers and affiliated persons of the Funds are provided with the Funds’ portfolio holdings only to the extent necessary to perform services under agreements relating to the Funds.  In accordance with the policy, third-party service providers who receive non-public portfolio holdings information on an ongoing basis are:  the Manager’s affiliates, the Funds’ independent registered public accounting firm, the Funds’ custodian, the Funds’ legal counsel, the Funds’ financial printer, and the Funds’ proxy voting service (Institutional Shareholder Services).  These entities are obligated to keep such information confidential.

Third-party rating and ranking organizations and consultants who have signed agreements (“Non-Disclosure Agreements”) with the Funds or the Manager may receive portfolio holdings information more quickly than the thirty day lag.  The Non-Disclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Fund shares or in shares of the Funds’ portfolio securities).  In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information.  Neither the Funds, the Manager, nor any affiliate receive any compensation or consideration with respect to these agreements.

To protect the shareholders’ interest and to avoid conflicts of interest, Non-Disclosure Agreements must be approved by a member of the Manager’s Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Funds’ Chief Compliance Officer prior to such use.

The Funds’ Board of Trustees will be notified of any substantial change to the foregoing procedures.  The Board of Trustees also receives an annual report from the Trust’s Chief Compliance Officer which, among other things, addresses the operation of the Funds’ procedures concerning the disclosure of portfolio holdings information.

MANAGEMENT OF THE TRUST

Officers and Trustees

The business and affairs of the Trust are managed under the direction of its Board of Trustees.  Certain officers and Trustees of the Trust hold identical positions in each of the other Delaware Investments® Funds.  As of March 1, 2007, the Trust’s officers and Trustees owned less than 1% of the outstanding shares of each Class of each Fund.  The Trust’s Trustees and principal officers are noted below along with their ages and their business experience for the past five years.  The Trustees serve for indefinite terms until their resignation, death, or removal.

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director or Officer	Other Directorships Held by Trustee/ Director or Officer
Interested Trustees

Patrick P. Coyne(1) 2005 Market Street Philadelphia, PA 19103 April 14, 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Mr. Coyne has served in various executive capacities at different times at Delaware Investments(2)	83	None

Independent Trustees

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 4, 1947	Trustee	Since March 23, 2005	Private Investor— (March 2004 — Present) Investment Manager— Morgan Stanley & Co. (January 1984—March 2004)	83	None

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 28, 1960	Trustee	4 Years	President— Franklin & Marshall College (June 2002— Present) Executive Vice President - University of Pennsylvania (April 1995— June 2002)	83	Director—Community Health Systems

Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 7, 1938	Trustee	12 Years	Founder/Managing Director—Anthony Knerr & Associates (Strategic Consulting) (1990—Present)	83	None

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director or Officer	Other Directorships Held by Trustee/ Director or Officer
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 24, 1947	Trustee	Since March 23, 2005	Chief Investment Officer— Assurant, Inc. (Insurance) (2002—2004)	83	None

Ann R. Leven 2005 Market Street Philadelphia, PA 19103 November 1, 1940	Trustee	16 Years	Consultant— ARL Associates Financial Planner (1983—Present)	83	Director and Audit Committee Chairperson— Andy Warhol Foundation Director and Audit Committee Chair— Systemax Inc.

Thomas F. Madison 2005 Market Street Philadelphia, PA 19103 February 25, 1936	Trustee	Since May 1997(3)	President/Chief Executive Officer—MLM Partners, Inc. (Small Business Investing & Consulting) (January 1993—Present)	83	Director— CenterPoint Energy Director and Audit Committee Chair—Digital River Inc. Director and Audit Committee Chair— Rimage Corporation Director— Valmont Industries, Inc.

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 31, 1948	Trustee	6 Years	Vice President (January 2003—Present) and Treasurer (January 2006—Present) 3M Corporation Ms. Yeomans has held various management positions at 3M Corporation since 1983.	83	None

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 3, 1940	Trustee	Since March 23, 2005	Founder—Investor Analytics (Risk Management) (May 1999—Present)	83	Director and Audit Committee Member— Investor Analytics Director and Audit Committee Member— Oxigene, Inc.

Name, Address and Birthdate	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director or Officer	Other Directorships Held by Trustee/ Director or Officer
Officers

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 2, 1963	Vice President, Deputy General Counsel, and Secretary	Vice President since September 21, 2000 and Secretary since October 25, 2005	Mr. Connor has served as Vice President and Deputy General Counsel at Delaware Investments since 2000	83	None(4)

David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 21, 1966	Senior Vice President, General Counsel, and Chief Legal Officer	Senior Vice President, General Counsel, and Chief Legal Officer since October 25, 2005	Mr. O’Connor has served in various executive and legal capacities at different times at Delaware Investments	83	None(4)

John J. O’Connor 2005 Market Street Philadelphia, PA 19103 June 16, 1957	Senior Vice President and Treasurer	Treasurer since February 17, 2005	Mr. O’Connor has served in various executive capacities at different times at Delaware Investments	83	None(4)

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 4, 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 1, 2006	Mr. Salus has served in various executive capacities at different times at Delaware Investments	83	None(4)

(1)   Mr. Coyne  is considered to be an “Interested Trustee” because he is an executive officer of the Trust’s Manager.

(2)   Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Trust’s Manager, principal underwriter, and transfer agent.

(3)   In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments® Family of Funds.  Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

(4)   Messrs. Connor, David P. O’Connor, John J. O’Connor, and Salus also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same Manager, principal underwriter, and transfer agent as the Trust.  Mr. John J. O’Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment manager as the Trust.

The following is additional information regarding investment professionals affiliated with the Trust.

Name, Address, and Birthdate	Position(s) Held with the Global Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years

Edward A. Gray 2005 Market Street Philadelphia, PA 19103 May 21, 1958	Vice President and Senior Portfolio Manager	1 year

Vice President and Senior Portfolio Manager — Delaware Investment Advisers (June 2005—Present)

Arborway Capital — Co-Founder (January — June 2005)

Senior Investment Professional — Thomas Weisel Asset Management (2002—2005)

Senior Investment Professional — ValueQuest (1987—2002)

Jordan L. Irving 2005 Market Street Philadelphia. PA 19103 December 25, 1973	Vice President and Senior Portfolio Manager	1 year

Vice President and Senior Portfolio Manager — Delaware Investment Advisers (a series of Delaware Management Business Trust) (March 2004 — Present)

Vice President/Portfolio Manager — Merrill Lynch Investment Managers (February 1998—- March 2004)

Anthony A. Lombardi 2005 Market Street Philadelphia. PA 19103 October 6, 1965	Vice President and Senior Portfolio Manager	1 year

Vice President and Senior Portfolio Manager — Delaware Investment Advisers (a series of Delaware Management Business Trust) (March 2004 — Present)

Vice President and Portfolio Manager —
Merrill Lynch Investment Managers (February 1998 — March 2004)

Zoe A. Neale 2005 Market Street Philadelphia, PA 19103 July 8, 1963	Senior Vice President and Chief Investment Officer — International Equity	1 year

Senior Vice President and Chief Investment Officer — International Equity Delaware Investment Advisers (a series of Delaware Management Business Trust) (June 2005 — Present)

Arborway Capital — Co-Founder (January — June 2005)

Senior Investment Professional —Thomas Weisel Asset Management (2002—2005)

Senior Investment Professional — ValueQuest (1996—2002)

Name, Address, and Birthdate	Position(s) Held with the Global Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years
D. Tysen Nutt, Jr. 2005 Market Street Philadelphia, PA 19103 January 27, 1952	Senior Vice President and Senior Portfolio Manager	1 year

Senior Vice President and Senior Portfolio Manager — Delaware Investment Advisers (a series of Delaware Management Business Trust) (March 2004 — Present)

Vice President and Portfolio Manager— Merrill Lynch Investment Managers (February 1998 — March 2004)

Robert A. Vogel, Jr. 2005 Market Street Philadelphia. PA 19103 February 22, 1969	Vice President and Senior Portfolio Manager	1 year

Vice President and Senior Portfolio Manager — Delaware Investment Advisers (a series of Delaware Management Business Trust) (March 2004 — Present)

Vice President and Portfolio Manager— Merrill Lynch Investment Managers (February 1998 — March 2004)

Todd A. Bassion 2005 Market Street Philadelphia. PA 19103 March 18, 1977	Vice President and Portfolio Manager	Less than a year

Prior to becoming a portfolio manager on January 25, 2006, Mr. Bassion was a Senior Research Analyst at Delaware Investments (June 2005 — Present)

Arborway Capital — Senior Research Analyst (January 2005 — June 2005)

Thomas Weisel Asset Management — Senior Analyst (2002 — 2005)

ValueQuest — Research Associate (2000 — 2002)

Nikhil G. Lalvani, CFA 2005 Market Street Philadelphia, PA 19103 July 28, 1974	Vice President and Portfolio Manager	Less than 1 Year	Prior to becoming a portfolio manager on October 2, 2006, Mr. Lalvani was a research analyst at Delaware Investments.

Nashira S. Wynn 2005 Market Street Philadelphia, PA 19103 November 14, 1978	Vice President and Portfolio Manager	Less than 1 Year

Prior to becoming a portfolio manager on October 2, 2006, Ms. Wynn was a research analyst at Delaware Investments since 2004. Prior to that, she was a research analyst at Merrill Lynch Investment Managers for three years.

Liu-Er Chen 2005 Market Street Philadelphia, PA 19103 April 14, 1962	Senior Vice President and Chief Investment Officer — Emerging Markets Equity	Less than 1 year

Senior Vice President and Chief Investment Officer — Emerging Markets Equity Delaware Investment Advisers (a series of Delaware Management Business Trust) (September 2006 — Present)

Evergreen Investment Management Company — Various Positions with most recent being Managing Director & Senior Portfolio Manager (1995 — 2006)

The following table shows each Trustee’s ownership of shares of the Funds and of all Delaware Investments® Funds as of December 31, 2006.

Name	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Patrick P. Coyne	Emerging Markets Fund $10,001-$50,000 International Value Equity Fund Over $100,000	Over $100,000
Independent Trustees
Thomas L. Bennett	None	None
John A. Fry(1)	None	Over $100,000
Anthony D. Knerr	None	$10,001 - $50,000
Lucinda S. Landreth	Global Value Fund $1-$10,000	$50,001 - $100,000
Ann R. Leven	International Value Equity Fund $50,001-$100,000	Over $100,000
Thomas F. Madison	International Value Equity Fund $1-$10,000	$10,001 - $50,000
Janet L. Yeomans	Emerging Markets Fund $10,001-$50,000	Over $100,000
J. Richard Zecher	None	$10,001-$50,000

(1) As of December 31, 2006, John A. Fry held assets in a 529 Plan account.  Under the terms of the Plan, a portion of the assets held in the Plan may be invested in the Funds.  Mr. Fry held no shares of the Funds outside of the Plan as of December 31, 2006.

The following table sets forth the compensation received by each Trustee from the Trust and the total compensation received from all Delaware Investments® Funds for which he or she served as a Trustee or Director for the fiscal year ended November 30, 2006.  Only the Trustees of the Trust who are not “interested persons” as defined by the 1940 Act (i.e., the “Independent Trustees”) receive compensation from the Funds.  The following table provides, in addition, information on the retirement benefits accrued on behalf of those Trustees eligible to receive such benefits under the Delaware Investments® Retirement Plan for Trustees/Directors (the “Retirement Plan”).  This plan was recently terminated as more fully described below.

Trustee	Aggregate Compensation from the Trust	Retirement Benefits Accrued as Part of Fund Expenses(1)	Total Compensation from the Investment Companies in the Delaware Investments® Complex(2)
Thomas L. Bennett	$14,558	None	$156,538
John A. Fry	$14,359	$12,050	$155,200
Anthony D. Knerr	$13,092	$55,770	$140,700
Lucinda S. Landreth	$13,434	None	$145,200
Ann R. Leven	$16,878	$52,002	$182,700
Thomas F. Madison	$15,826	$55,965	$170,000
Janet L. Yeomans	$14,060	$23,592	$150,000
J. Richard Zecher	$14,199	None	$152,500

(1)       Figures reflect amounts already accrued under the Retirement Plan and additional amounts accrued to effect the termination of the Retirement Plan for Funds that are series of the Trust as of November 30, 2006.  The Manager has agreed to absorb a minimum of $500,000 through certain additional waivers and/or reimbursements for those Funds within the Fund Complex that are subject to expense limitations.

(2)       Effective December 1, 2006, each Independent Trustee/Director will receive an annual retainer fee of $84,000 for serving as a Trustee/Director for all 30 investment companies in the Delaware Investments® family, plus $5,000 per day for attending each Board Meeting held on behalf of all investment companies in the complex.  Members of the Nominating and Corporate Governance Committee, Audit Committee, and Investments Committee receive additional compensation of $2,500 for each Committee meeting attended.  In addition, the chairpersons of the Audit, Investments, and Nominating and Corporate Governance Committees each receive an annual retainer of $15,000.  The Lead/Coordinating Trustee/Director of the Delaware Investments® Funds receives an additional annual retainer of $35,000.  These amounts do not include payments related to the termination of the Retirement Plan.

Until the Retirement Plan’s termination, as described below, each Independent Trustee who, at the time of his or her retirement from the Boards, having attained the age of 70 and served on the Boards for at least five continuous years, was entitled to receive payments from each investment company in the Delaware Investments® family for which he or she had served as Trustee/Director.  These payments were to be made for a period equal to the lesser of the number of years that such person served as a Trustee/Director or the remainder of such person’s life. The amount of such payments would have been equal, on an annual basis, to the amount of the annual retainer paid to Trustees/Directors of each investment company at the time of such person’s retirement.

The table below sets forth the estimated annual retirement benefit that would have been payable under the Retirement Plan at specified compensation levels and years of service.  Trustees credited with years of service through December 31, 2006 are:  Mr. Knerr (17 years), Ms. Leven (17 years), Mr. Madison (13 years), Ms. Yeomans (8 years), and Mr. Fry (6 years).  During the fiscal year ended November 30, 2006, two former Trustees of the Trust were receiving yearly benefits under the Retirement Plan:  Mr. Walter P. Babich ($70,000), and Mr. Charles E. Peck ($50,000).

Amount of Annual Retainer Paid in Last	Years of Service
Year of Service	0-4 Years	5 Years or More
$ 50,000(1)	$0	$ 50,000
$ 70,000(2)	$0	$ 70,000
$ 80,000(3)	$0	$ 80,000

(1)                                  Reflects final annual retainer for Charles E. Peck, a retired trustee.

(2)                                  Reflects final annual retainer for Walter P. Babich, a retired trustee.

(3)                                  Reflects annual retainer at the time of termination for Anthony D. Knerr, Ann R. Leven, Thomas F. Madison, Janet L. Yeomans, and John A. Fry.

The Board of Trustees/Directors of all the Funds voted to terminate the Delaware Investments® Retirement Plan for Trustees/Directors, effective November 30, 2006.  As a result of the termination of the Retirement Plan, no further benefits will accrue to any current or future directors and a one-time payment of benefits earned under the Retirement Plan will be paid to eligible Trustees/Directors.  The amount of the payment to be made on January 31, 2007 represents the benefits to which the current Trustee/Director is entitled under the terms of the Retirement Plan. The calculation of such amount is based on: (1) the annual retainer amount as of the date of termination ($80,000), (2) each Trustee/Director’s years of service as of the date of termination (listed above), and (3) the actuarially determined life expectancy of each Trustee/Director.  The payments thus calculated are discounted to present value.

The net present value of the benefits accrued under the plan to which each such Independent Trustee/Director is entitled was calculated by a licensed/certified actuary and then reviewed and approved by the Funds’ Independent Directors who had no benefits vested under the Plan.  The amounts being paid in 2007 are as follows:  Anthony D. Knerr ($702,373), Ann R. Leven ($648,635), Thomas F. Madison ($696,407), Janet L. Yeomans ($300,978), and John A. Fry ($155,030).

The Board of Trustees has the following committees:

Audit Committee:  This committee monitors accounting and financial reporting policies and practices, and internal controls for the Trust.  It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board of Trustees.  The Trust’s Audit Committee consists of the following four Independent Trustees: Thomas F. Madison, Chairman; Thomas L. Bennett; Jan L. Yeomans; and J. Richard Zecher.  The Audit Committee held eight meetings during the Trust’s last fiscal year.

Nominating and Corporate Governance Committee:  This committee recommends Board members, fills vacancies and considers the qualifications of Board members.  The committee also monitors the performance of counsel for the Independent Trustees.  The committee will consider shareholder recommendations for nomination to the Board of Trustees only in the event that there is a vacancy on the Board.  Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Delaware Investments Funds at 2005 Market Street, Philadelphia, Pennsylvania  19103.  Shareholders should include appropriate information on the background and qualifications of any person recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected.  Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.  The committee consists of the following four Independent Trustees:  John A. Fry, Chairman; Anthony D. Knerr; Lucinda S. Landreth; and Ann R. Leven (ex-officio).  The committee held seven meetings during the Trust’s last fiscal year.

Independent Trustee Committee:  This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees and its activities.  The committee is comprised of all of the Trust’s Independent Trustees.  The Independent Trustee Committee held five meetings during the Trust’s last fiscal year.

Investments Committee:  The primary purposes of the Investments Committee are to:  (i) assist the Board at its request in its oversight of the investment advisory services provided to the Portfolio by the Manager as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new Portfolios or proposed amendments to existing agreements and recommend what action the full Board and the independent directors/trustees take regarding the approval of all such proposed arrangements; and (iii) review from time to time reports supplied by the Manager regarding investment performance and expenses and suggest changes to such reports.  The Investments Committee consists of the following four Independent Trustees:  Thomas L. Bennett, Chairman; Lucinda S. Landreth, Jan L. Yeomans; and J. Richard Zecher.  The Investments Committee was established on October 25, 2006.  The Investments Committee held two meetings during the Trust’s last fiscal year.

Code of Ethics

The Trust, the Manager, the Distributor, and Lincoln Financial Distributors, Inc. (the Funds’ financial intermediary wholesaler) have adopted Codes of Ethics in compliance with the requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions.  Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, subject to the requirements set forth in Rule 17j-1 under the 1940 Act and certain other procedures set forth in the applicable Code of Ethics.  The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policy

The Trust has formally delegated to the Manager  the responsibility for making all proxy voting decisions in relation to portfolio securities held by each Fund.  If and when proxies need to be voted on behalf of each Fund, the Manager will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”).  The Manager has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the Manager’s proxy voting process for each Fund.  One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Manager to vote proxies in a manner consistent with the goal of voting in the best interests of each Fund.

In order to facilitate the actual process of voting proxies, the Manager has contracted with Institutional Shareholder Services (“ISS”) to analyze proxy statements on behalf of each Fund and vote proxies generally in accordance with the Procedures.  The Committee is responsible for overseeing ISS’s proxy voting activities.  If a proxy has been voted for a Fund, ISS will create a record of the vote.  Information (if any) regarding how a Fund voted proxies relating to portfolio securities during the most recently reported 12-month period ended June 30 is available without charge (i) through the Trust’s website at www.delawareinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted.  However, the Manager will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Manager will also vote against management’s recommendation when it believes that such position is not in the best interests of a Fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of a Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to management compensation plans are determined on a case-by-case basis; and (vii) generally vote for reports on the level of greenhouse gas emissions from the company’s operations and products.

Because the Trust has delegated proxy voting to the Manager, each Fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter.  However, the Manager does have a section in its Procedures that addresses the possibility of conflicts of interest.  Most proxies which the Manager receives on behalf of each Fund are voted by ISS in accordance with the Procedures.  Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Manager to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Manager during the proxy voting process.  In the very limited instances where the Manager is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Manager or affiliated persons of the Manager.  If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of a Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of a Fund.

INVESTMENT MANAGER AND OTHER SERVICE PROVIDERS

Investment Manager

The Manager, located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to the Funds, subject to the supervision and direction of the Trust’s Board of Trustees.  The Manager also provides investment management services to all of the other Delaware Investments® Funds.  Affiliates of the Manager also manage other investment accounts.  While investment decisions for the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds.  The Manager pays the salaries of all Trustees, officers, and employees who are affiliated with both the Manager and the Trust.

The Manager and its predecessors have been managing Delaware Investments® Funds since 1938.  As of December 31, 2006, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $150 billion in assets in various institutional or separately managed, investment company, and insurance accounts.  The Manager is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. (“DMH”).  DMH is an indirect subsidiary, and subject to the ultimate control, of Lincoln National Corporation (“Lincoln”).  Lincoln, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.  Delaware Investments is the marketing name for DMH and its subsidiaries.  The Manager and its affiliates own the name “Delaware Group.”  Under certain circumstances, including the termination of the Trust’s advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause the Trust to remove the words “Delaware Group” from its name.

Mondrian, located at 5th Floor, 10 Gresham Street, London, England EC2V 7JD, previously served as the sub-advisor for Delaware Emerging Markets Fund, Delaware International Value Equity Fund, and Delaware Global Value Fund until September 25, 2006, May 1, 2006, and March 30, 2006, respectively.  Effective on those respective dates, the Manager became responsible for day-to-day management of the Funds and Mondrian no longer served as the Funds’ sub-advisor.

The Investment Management Agreement between each Fund and the Manager is dated September 24, 2005 and was approved by shareholders on August 30, 2004.  The Investment Management Agreement has an initial term of two years and may be further renewed after its initial term only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Funds, and only if the terms of the renewal thereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.  The Investment Management Agreement is terminable without penalty on 60 days’ notice by the Trust’s Board of Trustees or by the Manager.  The Investment Management Agreement will terminate automatically in the event of its assignment.

As compensation for the services rendered under the Investment Management Agreement, the Funds shall pay the Manager an annual management fee as a percentage of average daily net assets equal to:

Fund	Management Fee Schedule (annual rate as a percentage of daily net assets)
Delaware International Value Equity Fund Delaware Global Value Fund	0.85% on the first $500 million; 0.80% on the next $500 million; 0.75% on the next $1.5 billion; and 0.70% on assets in excess of $2.5 billion.
Delaware Emerging Markets Fund	1.25% on the first $500 million; 1.20% on the next $500 million; 1.15% on the next $1.5 billion; and 1.10% on assets in excess of $2.5 billion.

The investment management fees incurred for the last three fiscal years with respect to each Fund were as follows:

Fund	November 30, 2006	November 30, 2005	November 30, 2004
Delaware International Value Equity Fund	$8,535,287 earned $8,274,348 paid $260,939 waived	$6,106,908 earned $6,106,908 paid $0 waived	$4,120,785 earned $4,120,785 paid $0 waived
Delaware Emerging Markets Fund	$14,789,434 earned $14,789,434 paid $0 waived	$10,256,162 earned $10,256,162 paid $0 waived	$1,817,847 earned $1,588,416 paid $229,431 waived
Delaware Global Value Fund	$412,505 earned $312,859 paid $99,646 waived	$414,894 earned $350,486 paid $64,408 waived	$306,756 earned $146,125 paid $160,631 waived

Except for those expenses borne by the Manager under the Investment Management Agreements and the Distributor under the Distribution Agreement, the Fund is responsible for all of its own expenses.  Among others, such expenses include the Funds’ proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Distributor

The Distributor, located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of the Trust’s shares under a Distribution Agreement dated May 15, 2003.  The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Fund Classes under their respective Rule 12b-1 Plans.  The Distributor is an indirect subsidiary of DMH, and, therefore, of Lincoln.  The Distributor has agreed to use its best efforts to sell shares of the Funds.  See the Prospectuses for information on how to invest.  Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust.  The Distributor also serves as national distributor for the other Delaware Investments® Funds.  The Board of Trustees annually reviews fees paid to the Distributor.

During the Funds’ last three fiscal years, the Distributor received net commissions from each Fund on behalf of their respective Class A Shares, after re-allowances to dealers, as follows:

Delaware International Value Equity Fund
Class A Shares

Fiscal Year Ended	Total Amount of Underwriting Commissions	Amounts Re- allowed To Dealers	Net Commission to the Distributor
11/30/06	$749,241	$632,186	$117,055
11/30/05	$1,257,312	$1,062,378	$194,934
11/30/04	$558,365	$476,284	$82,081

Delaware Emerging Markets Fund
Class A Shares

Fiscal Year Ended	Total Amount of Underwriting Commissions	Amounts Re- allowed to Dealers	Net Commission to the Distributor
11/30/06	$265,099	$222,923	$42,176
11/30/05	$3,345,096	$2,816,397	$528,699
11/30/04	$925,835	$783,863	$141,972

Delaware Global Value Fund
Class A Shares

Fiscal Year Ended	Total Amount of Underwriting Commissions	Amounts Re- allowed to Dealers	Net Commission to the Distributor
11/30/06	$245,460	$209,029	$36,431
11/30/05	$112,176	$94,038	$18,138
11/30/04	$45,801	$38,598	$7,202

During the last three fiscal years, the Distributor received, in the aggregate, limited contingent deferred sales charge (“Limited CDSC”) payments with respect to Class A Shares of each Fund as follows:

Limited CDSC Payments

Fiscal Year Ended	Delaware International Value Equity Fund Class A	Delaware Emerging Markets Fund Class A	Delaware International Small Cap Value Fund Class A
11/3/06	$432	$94,220	$13
11/30/05	$0	$0	$0
11/30/04	$0	$0	$0

During the last three fiscal years, the Distributor received, in the aggregate, contingent deferred sales charge (“CDSC”) payments with respect to Class B Shares of each Fund as follows:

CDSC Payments

Fiscal Year Ended	Delaware International Value Equity Fund Class B	Delaware Emerging Markets Fund Class B	Delaware International Small Cap Value Fund Class B
11/30/06	$42,112	$59,038	$10,205
11/30/05	$87,186	$68,938	$26,324
11/30/04	$0	$16,185	$7,350

During the last three fiscal years, the Distributor received, in the aggregate, CDSC payments with respect to Class C Shares of each Fund as follows:

CDSC Payments

Fiscal Year Ended	Delaware International Value Equity Fund Class C	Delaware Emerging Markets Fund Class C	Delaware International Small Value Cap Fund Class C
11/30/06	$27,166	$59,897	$1,979
11/30/05	$21,346	$96,102	$1,032
11/30/04	$0	$20,465	$1,756

Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of the Manager, serves as the Funds’ financial intermediary wholesaler pursuant to a Third Amended and Restated Financial Intermediary Distribution Agreement (the “Financial Intermediary Agreement”) with the Distributor effective as of January 1, 2007.  LFD is primarily responsible for promoting the sale of the Fund shares through broker/dealers, financial advisors, and other financial intermediaries (collectively, “Financial Intermediaries”).  The address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055.  Effective January 1, 2007, the Distributor pays LFD for the actual expenses incurred by LFD in performing its duties under the Financial Intermediary Agreement as determined by the Distributor’s monthly review of information retrieved from Lincoln Financial Group’s applicable expense management system.  Based on this review, the Distributor may request that LFD provide additional information describing its expenses in detail reasonably acceptable to the Distributor.  The fees associated with LFD’s services to the Funds are borne exclusively by the Distributor and not by the Funds.

Transfer Agent

Delaware Service Company, Inc. (“DSC”), which is an affiliate of the Manager and which is located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Funds’ shareholder servicing, dividend disbursing, and transfer agent  (the “Transfer Agent”) pursuant to a Shareholder Services Agreement dated April 19, 2001.  The Transfer Agent is an indirect subsidiary of DMH and, therefore, of Lincoln.  The Transfer Agent also acts as shareholder servicing, dividend disbursing, and transfer agent for other Delaware Investments® Funds.  The Transfer Agent is paid a fee by the Funds for providing these services consisting of an annual per account charge of $22.85 for each open and closed account on its records and each account held on a sub-accounting system maintained by firms that hold accounts on an omnibus basis.

These charges are assessed monthly on a pro rata basis and determined by using the number of shareholder and retirement accounts maintained as of the last calendar day of each month.  Compensation is fixed each year and approved by the Board of Trustees, including a majority of the Independent Trustees.

Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent.  Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of each Fund.  For purposes of pricing, each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.

Fund Accountant

DSC also provides accounting services to each Fund pursuant to a separate Fund Accounting Agreement.  Those services include performing all functions related to calculating a Fund’s NAV and providing all financial reporting services, regulatory compliance testing and other related accounting services.  For its services, DSC is paid a fee based on total assets of all of the Delaware Investments® Funds for which it provides such accounting services.  Such fee is equal to 0.04% multiplied by the total amount of assets in the complex for which DSC furnishes accounting services.  The fees are charged to each Fund and the other Delaware Investments® Funds on an aggregate pro rata basis.

Custodian

JPMorgan Chase Bank (“JPMorgan”), 4 Chase Metrotech Center, Brooklyn, NY 11245 is custodian of the Funds’ securities and cash.  As custodian for each Fund, JPMorgan maintains a separate account or accounts for each Fund; receives, holds, and releases portfolio securities on account of each Fund; receives and disburses money on behalf of each Fund; and collects and receives income and other payments and distributions on account of each Fund’s portfolio securities.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as the Trust’s legal counsel.

PORTFOLIO MANAGERS

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of November 30, 2006.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance- Based Fees
Edward A. Gray
Registered Investment Companies	4	$1.3 billion	—	—
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	6	$366.7 million	—	—
Jordan L. Irving
Registered Investment Companies	10	$4.0 billion	—	—
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	33	$3.6 billion	1	$796.0 million
Anthony A. Lombardi
Registered Investment Companies	10	$4.0 billion	—	—
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	36	$3.6 billion	1	$796.0 million
Zoe A. Neale
Registered Investment Companies	4	$1.3 billion	—	—
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	13	$368.7 million	—	—
D. Tysen Nutt, Jr.
Registered Investment Companies	10	$4.0 billion	—	—
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	35	$3.6 billion	1	$796.0 million

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance- Based Fees
Robert A. Vogel, Jr.
Registered Investment Companies	10	$4.0 billion	—	—
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	36	$3.6 billion	1	$796.0 million
Todd A. Bassion
Registered Investment Companies	4	$1.3 billion	—	—
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	11	$367.0 million	—	—
Nikhil G. Lalvani
Registered Investment Companies	10	$4.0 billion	—	—
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	28	$3.6 billion	1	$796.0 million
Nashira S. Wynn
Registered Investment Companies	10	$4.0 billion	—	—
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	27	$3.6 billion	1	$796.0 million
Liu-Er Chen
Registered Investment Companies	2	$1.2 billion	—	—
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	3	$5.2 million	—	—

Description of Potential Material Conflicts of Interest

Individual portfolio managers may perform investment management services for other accounts similar to those provided to a Fund and the investment action for each account and a Fund may differ. For example, one account or a Fund may be selling a security, while another account or a Fund may be purchasing or holding the same security.  As a result, transactions executed for one account and a Fund may adversely affect the value of securities held by another account.  Additionally, the management of multiple accounts and a Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and a Fund.  A portfolio manager may discover an investment opportunity that may be suitable for more than one account or a Fund.  The investment opportunity may be limited, however, so that all accounts and a Fund for which the investment would be suitable may not be able to participate.  The Manager has adopted procedures designed to allocate investments fairly across multiple accounts.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest.  While the Manager’s Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

Each portfolio manager’s compensation consists of the following:

Base Salary:  Each named portfolio manager receives a fixed base salary.  Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus:  Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative and qualitative factors.  The amount of the pool for bonus payments is first determined by mathematical equation based on assets, management fees and expenses, including fund waiver expenses, for registered investment companies, pooled vehicles, and managed separate accounts. Generally, approximately 80% of the bonus is quantitatively determined.  For investment companies, each manager is compensated according to a Fund’s Lipper peer group percentile ranking on a one-year and three-year basis.  For managed  separate accounts the  portfolio  managers  are  compensated  according to the  composite percentile  ranking in consultant  databases.  There is no objective award for a fund that falls below the 50th percentile for a given time period.  There is a sliding scale for investment companies that are ranked above the 50th percentile.  The managed separate accounts are compared to Callan and other databases. The remaining 20% portion of the bonus is discretionary as determined by the Manager and takes into account subjective factors. Some portfolio managers may receive a guaranteed bonus due their limited amount of time on the product.

Deferred Compensation:  Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold.  The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

Stock Option Incentive Plan/Equity Compensation Plan:  Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or “non-qualified” stock options).  In addition, certain managers may be awarded restricted stock units, or “performance shares,” in Lincoln.  Delaware Investments U.S., Inc., is an indirect, wholly owned subsidiary of DMH and, therefore, of Lincoln.

The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain investment personnel of the Manager with a more direct means of participating in the growth of the Manager.  Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance.  Options are awarded from time to time by the Manager in its full discretion.  Option awards may be based in part on seniority.

Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln’s Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln.  Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants at the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded.  The performance shares have a three-year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than, or less than the amount of the award based on Lincoln’s achievement of certain performance goals relative to a pre-determined peer group.

Other Compensation:  Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

As of November 30, 2006, Mr. Lalvani owned $10,001 to $50,000 shares of Delaware International Value Equity Fund.

TRADING PRACTICES AND BROKERAGE

The Manager selects broker/dealers to execute transactions on behalf of the Funds for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service.  The primary consideration in selecting broker/dealers is to seek those broker/dealers who provide best execution for the Funds.  Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the account on the transaction.  A number of trades are made on a net basis where the Funds either buy securities directly from the dealer or sell them to the dealer.  In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.  When a commission is paid, a Fund pays reasonable brokerage commission rates based upon the professional knowledge of the Manager’s trading department as to rates paid and charged for similar transactions throughout the securities industry.  In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty.

During the past three fiscal years, the aggregate dollar amounts of brokerage commissions paid by the Funds were as follows:

	November 30,
	2006		2005	2004
Delaware International Value Equity Fund	$1,223,835	(1)	$596,882	$306,647
Delaware Emerging Markets Fund	$3,863,592		$3,182,120	$988,435
Delaware Global Value Fund	$80,059		$52,910	$29,546

(1)                               The Delaware International Value Equity Fund’s portfolio holdings were repositioned when there was a change in its portfolio managers in May 1, 2006, which resulted in an increased portfolio turnover rate and an increase in brokerage commissions paid by the Fund.

The Manager may allocate, out of all commission business generated by all of the funds and accounts under its management, brokerage business to broker/dealers who provide brokerage and research services.  These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities, or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses.  Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

As provided in the Securities Exchange Act of 1934 and the Funds’ Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided.  Although transactions directed to broker/dealers who provide such brokerage and research services may result in the Funds paying higher commissions, the Manager believes that such commissions are reasonable in relation to the value of the brokerage and research services provided.  In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process.  In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process.  In addition, so long as no fund is disadvantaged, portfolio transactions that generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to each Fund and to other Delaware Investments® Funds.  Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

During their last fiscal year, no portfolio transactions of the Funds were directed to brokers for brokerage and research services.

As of November 30, 2006, the Funds did not own any securities of their regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or such broker/dealers’ parents.

The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution.  Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund.  When a combined order is executed in a series of transactions at different prices, each account participating in the order that receives allocation may be allocated an average price obtained from the executing broker.  It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds.  Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Trust’s Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the National Association of Securities Dealers, Inc. (“NASD”) rules, and subject to seeking best execution, the Funds may place orders with broker/dealers that have agreed to defray certain expenses of the the Delaware Investments® Funds, such as custodian fees.

The Funds have to participate in a commission recapture program.  Under the program and subject to seeking best execution (as described in the first paragraph in this section), the Funds may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Funds in cash.  Any such commission rebates will be included in realized gain on securities in the appropriate financial statements of the Funds.  The Manager and its affiliates have previously and may in the future act as an investment advisor to mutual funds or separate accounts affiliated with the administrator of the commission recapture program described above.  In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment advisors and may also participate in other types of businesses and provide other services in the investment management industry.

CAPITAL STOCK

Capitalization

The Trust currently has authorized, and allocated to each Class of each Fund, an unlimited number of shares of beneficial interest with no par value allocated to each Class of each Fund.  All shares are, when issued in accordance with the Trust’s registration statement (as it may be amended from time to time), governing instruments and applicable law, fully paid, and non-assessable.  Shares do not have preemptive rights.  All shares of a Fund represent an undivided proportionate interest in the assets of such Fund.  Shares of the Institutional Class may not vote on any matter that affects the Fund Classes’ Distribution Plans under Rule 12b-1.  Similarly, as a general matter, shareholders of Fund Classes may vote only on matters affecting their respective Class, including the Fund Classes’ Rule 12b-1 Plans that relate to the Class of shares that they hold.  However, Class B Shares may vote on any proposal to increase materially the fees to be paid by each Fund under the Rule 12b-1 Plan relating to Class A Shares.  Except for the foregoing, each share Class has the same voting and other rights and preferences as the other Classes of a Fund.  General expenses of each Fund will be allocated on a pro rata basis to the classes according to asset size, except that expenses of the Fund Classes’ Rule 12b-1 Plans will be allocated solely to those classes.

As of November 23, 1999, Delaware Group Global and International Funds, Inc. changed its name to Delaware Group Global and International Funds.

Prior to September 6, 1994, Delaware International Value Equity Fund Class A was known as Delaware International Equity Fund class and Delaware International Value Equity Fund Institutional Class was known as Delaware International Equity Fund (Institutional) class.

Effective as of August 16, 1999, the names of the Funds changed as follows.  Corresponding changes were also made to each of the Funds’ Classes.

Old name	New name as of August 16, 1999

International Equity Fund	Delaware International Equity Fund
Emerging Markets Fund	Delaware Emerging Markets Fund
International Small Cap Fund	Delaware International Small Cap Fund

Effective as of June 28, 2001, the names of the Delaware International Equity Fund and Delaware International Small Cap Fund changed to Delaware International Value Equity Fund and Delaware International Small Cap Value Fund, respectively.  Corresponding changes were also made to each of these Fund’s Classes.  Effective as of March 30, 2006, the name of the Delaware International Small Cap Value Fund changed to Delaware Global Value Fund.

Class R Shares of the Fund were initially offered on June 2, 2003.

Noncumulative Voting

The Trust’s shares shares have non-cumulative voting rights, which means that the holders of more than 50% of the Trust shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

PURCHASING SHARES

Effective at the close of business on May 31, 2007, no new or subsequent investments, including investments through automatic investment plans and by qualified retirement plans (such as 401(k) plans, 403(b) plans, or 457 plans), will be allowed in Class B shares in any of the Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Delaware Investments® Fund for Class B shares of another Delaware Investments® Fund, as permitted by existing exchange privileges.

For Class B shares outstanding as of May 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the CDSC schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. You will be notified via Supplement if there are any changes to these attributes, sales charges, or fees.

Effective at the close of business on May 31, 2007, the 12-month reinvestment privilege described in the Section entitled “Purchasing Shares - 12-Month Reinvestment Privilege” will no longer apply to Class B shares.

General Information

Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust.  The Trust reserves the right to suspend sales of Fund shares, and reject any order for the purchase of Fund shares if, in the opinion of management, such rejection is in a Fund’s best interest.  For Delaware International Value Equity Fund and Delaware Global Value Fund, the minimum initial investment generally is $1,000 for Class A Shares, Class B Shares, and Class C Shares.  Subsequent purchases of such Classes generally must be at least $100.  The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, Trustees and employees of any Delaware Investments® Fund, the Manager, or any of the Manager’s affiliates if the purchases are made pursuant to a payroll deduction program.  Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25.  There are no minimum purchase requirements for Class R and the Institutional Classes, but certain eligibility requirements must be satisfied.

Subsequent purchases of such Classes of Delaware Emerging Markets Fund generally must be at least $100. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to the minimum initial purchase of $50,000 and a minimum subsequent purchase of $25.  Certain eligibility requirements must be satisfied for Class R and the Institutional Classes.

Any class members included in the settlement of Blanke v. Lincoln National Corporation and Lincoln National Life Insurance Company may purchase Class A shares of the Fund at NAV for a period of 90 days after the final settlement date. The initial purchase of such shares must be for an amount of at least $1,000 and must comply with the Amended Notice of Class Action, Proposed Settlement and Fairness Hearing. Class members may call 800 960-0366 to receive information regarding the settlement.

Each purchase of Class B Shares is subject to a maximum purchase limitation of $100,000.  For Class C Shares, each purchase must be in an amount that is less than $1,000,000.  See “Investment Plans” for purchase limitations applicable to retirement plans.  The Trust will reject any purchase order for more than $100,000 of Class B Shares and $1,000,000 or more of Class C Shares.  An investor may exceed these limitations by making cumulative purchases over a period of time.  In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares, and that Class A Shares are subject to lower annual Rule 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

Selling dealers are responsible for transmitting orders promptly.  If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred.  Each Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the Delaware Investments® Funds.  Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution.  If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

Each Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months.  Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum.  If the account has not reached the minimum balance requirement by that time, the Funds may charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance.  The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts.  No fees will be charged without proper notice, and no CDSC will apply to such assessments.

Each Fund also reserves the right, upon 60 days’ written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions.  An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

The NASD has adopted amendments to its Conduct Rules, relating to investment company sales charges.  The Trust and the Distributor intend to operate in compliance with these rules.

Certificates representing shares purchased are not ordinarily issued.  Certificates were previously issued for Class A Shares and Institutional Class Shares of the Funds.  However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder’s account on the books maintained by the Transfer Agent.  The investor will have the same rights of ownership with respect to such shares as if certificates had been issued.  An investor will be permitted to obtain a certificate in certain limited circumstances that are approved by an appropriate officer of the Funds.  No charge is assessed by the Trust for any certificate issued.  The Funds do not intend to issue replacement certificates for lost or stolen certificates, except in certain limited circumstances that are approved by an appropriate officer of the Funds.  In those circumstances, a shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate.  Please contact the Trust for further information.  Investors who hold certificates representing any of their shares may only redeem those shares by written request.  The investor’s certificate(s) must accompany such request.

Alternative Purchase Arrangements - Class A, Class B, and Class C Shares

The alternative purchase arrangements of Class A Shares, Class B Shares, and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances.  Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual Rule 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual Rule 12b-1 Plan expenses.  Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase.  Class B and Class C Shares are each subject to annual Rule 12b-1 Plan expenses of up to a maximum of 1.00% (0.25% of which are service fees to be paid to the Distributor, dealers, or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class.  Class B Shares will automatically convert to Class A Shares at the end of eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.  Unlike Class B Shares, Class C Shares do not convert to another Class.

The higher Rule 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares.  However, there can be no assurance as to the return, if any, that will be realized on such additional money.  In addition, the effect of any return earned on such additional money will diminish over time.  In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual Rule 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

Class R Shares have no front-end sales charge and are not subject to a CDSC, but incur annual Rule 12b-1 expenses of up to a maximum of 0.60%. Class A Shares generally are not available for purchase by anyone qualified to purchase Class R Shares.

In comparing Class B Shares and Class C Shares to Class R Shares, investors should consider the higher Rule 12b-1 Plan expenses on Class B Shares and Class C Shares.  Investors also should consider the fact that, like Class B Shares and Class C Shares, Class R Shares do not have a front-end sales charge and, unlike Class B Shares and Class C Shares, Class R Shares are not subject to a CDSC.  In comparing Class B Shares to Class R shares, investors should also consider the duration of the annual Rule 12b-1 Plan expenses to which each Class is subject and the desirability of an automatic conversion feature to Class A Shares (with lower annual Rule 12b-1 Plan fees), which is available only for Class B Shares and does not subject the investor to a CDSC.

For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and Rule 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the Rule 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption, and in the case of Class R Shares, from the proceeds of the Rule 12b-1 Plan fees.  Financial advisors may receive different compensation for selling Class A Shares, Class B Shares, Class C Shares, and Class R Shares.  Investors should understand that the purpose and function of the respective Rule 12b-1 Plans (including for Class R Shares) and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the Rule 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes.  See “Plans Under Rule 12b-1 for the Fund Classes” below.

Dividends, if any, paid on Class A Shares, Class B Shares, Class C Shares, Class R Shares, and Institutional Class Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the amounts of Rule 12b-1 Plan expenses relating to Class A Shares, Class B Shares, Class C Shares, and Class R Shares will be borne exclusively by such shares.  See “Determining Offering Price and Net Asset Value” below.

Class A Shares:  Purchases of $50,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes’ Prospectuses, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser.  See “Special Purchase Features – Class A Shares” below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may re-allow to dealers up to the full amount of the front-end sales charge.  The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid.  Participating dealers may be deemed to have additional responsibilities under the securities laws.  Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer’s Commission

As described in the Fund Classes’ Prospectuses, for initial purchases of Class A Shares of $1,000,000 or more, a dealer’s commission may be paid by the Distributor to financial advisors through whom such purchases are effected.

In determining a financial advisor’s eligibility for the dealer’s commission, purchases of Class A Shares of other Delaware Investments® Funds to which a Limited CDSC applies (see “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” under “Redemption and Exchange”) may be aggregated with those of the Class A Shares of a Fund.  Financial advisors also may be eligible for a dealer’s commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor’s Right of Accumulation.  Financial advisors should contact the Distributor concerning the applicability and calculation of the dealer’s commission in the case of combined purchases.

An exchange from other Delaware Investments® Funds will not qualify for payment of the dealer’s commission, unless a dealer’s commission or similar payment has not been previously paid on the assets being exchanged.  The schedule and program for payment of the dealer’s commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge – Class B Shares and Class C Shares

Class B Shares and Class C Shares are purchased without a front-end sales charge.  Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1.00%.  CDSCs are charged as a percentage of the dollar amount subject to the CDSC.  The charge will be assessed on an amount equal to the lesser of the NAV at the time of purchase of the shares being redeemed or the NAV of those shares at the time of redemption.  No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions.  For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments® Fund.  In the event of an exchange of the shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange.  The Fund Classes’ Prospectuses include information on the instances in which the CDSC is waived.

During the seventh year after purchase and, thereafter, until converted automatically to Class A Shares, Class B Shares will still be subject to the annual Rule 12b-1 Plan expenses of up to 1.00% of average daily net assets of those shares.  At the end of approximately eight years after purchase, an investor’s Class B Shares will be automatically converted into Class A Shares of the same Fund.  See “Automatic Conversion of Class B Shares” below.  Such conversion will constitute a tax-free exchange for federal income tax purposes.  Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual Rule 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period.  With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

Deferred Sales Charge Alternative - Class B Shares

Class B Shares may be purchased at NAV without a front-end sales charge and, as a result, the full amount of an investor’s purchase payment will be invested in Fund shares.  The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 5% of the dollar amount purchased.  In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase.  As discussed below, however, Class B Shares are subject to annual Rule 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

Proceeds from the CDSC and the annual Rule 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares.  These payments support the compensation paid to dealers or brokers for selling Class B Shares.  Payments to the Distributor and others under the Class B Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually.  The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for a Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange.  Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange.  See “Redemption and Exchange” below.

Automatic Conversion of Class B Shares

Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion to Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June, September, and December (each, a “Conversion Date”).  If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor’s Class B Shares will be converted on that date.  If the eighth anniversary occurs between Conversion Dates, an investor’s Class B Shares will be converted on the next Conversion Date after such anniversary.  Consequently, if a shareholder’s eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert to Class A Shares.

Class B Shares of a Fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that Fund pro rata with Class B Shares of that Fund not acquired through dividend reinvestment.

All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes.

Level Sales Charge Alternative - Class C Shares

Class C Shares may be purchased at NAV without a front-end sales charge and, as a result, the full amount of an investor’s purchase payment will be invested in Fund shares.  The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1.00% of the dollar amount purchased.  As discussed below, Class C Shares are subject to annual Rule 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

Proceeds from the CDSC and the annual Rule 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares.  These payments support the compensation paid to dealers or brokers for selling Class C Shares.  Payments to the Distributor and others under the Class C Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually.

Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B.  See “Redemption and Exchange” below.

Plans Under Rule 12b-1 for the Fund Classes

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a separate plan for each of the Fund Classes of each Fund (the “Plans”).  Each Plan permits the Funds to pay for certain distribution, promotional, and related expenses involved in the marketing of only the Class of shares to which the Plan applies.  The Plans do not apply to Institutional Class Shares.  Such shares are not included in calculating the Plans’ fees, and the Plans are not used to assist in the distribution and marketing of Institutional Class Shares.  Shareholders of Institutional Class Shares may not vote on matters affecting the Plans.

The Plans permit the Funds, pursuant to their Distribution Agreement, to pay out of the assets of the Fund Classes monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes.  These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time and paying distribution and maintenance fees to brokers, dealers, and others.  In connection with the promotion of shares of the Fund Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences, and advertising.  The Distributor may pay or allow additional promotional incentives to dealers as part of pre-approved sales contests and/or to dealers who provide extra training and information concerning a Fund Class and increase sales of the Fund Classes.

In addition, each Fund may make payments from the Rule 12b-1 Plan fees of its respective Fund Classes directly to others, such as banks, who aid in the distribution of Fund Class shares or provide services in respect of a Fund Class, pursuant to service agreements with the Trust. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

The maximum aggregate fee payable by a Fund under its Plans, and a Fund’s Distribution Agreements, is on an annual basis, up to 0.30% of average daily net assets for the year of Class A Shares, up to 1.00% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares’ and the Class C Shares’ average daily net assets for the year and up to 0.60% of Class R Shares’ average daily net assets for the year.  The Funds’ Distributor may reduce/waive these amounts at any time.

Although the maximum fee payable under the Rule 12b-1 Plan relating to Delaware Large Cap Value Fund Class A Shares is 0.30% of average daily net assets of such class, the Board of Trustees has determined that the annual fee, payable on a monthly basis, under the Plan relating to Delaware Large Cap Value  Fund Class A Shares, will be equal to the sum of:  (i) the amount obtained by multiplying 0.30% by the average daily net assets represented by Delaware Large Cap Value  Fund Class A Shares that were or are acquired by shareholders on or after May 2, 1994, and (ii) the amount obtained by multiplying 0.10% by the average daily net assets represented by Delaware Large Cap Value  Fund Class A Shares that were acquired before May 2, 1994.  While this is the method to be used to calculate the 12b-1 fees to be paid by Delaware Large Cap Value Fund Class A Shares under its Plan, the fee is a Class A Shares’ expense so that all shareholders of Delaware Large Cap Value  Fund Class A Shares, regardless of when they purchased their shares, will bear 12b-1 expenses at the same rate.  As Class A Shares are sold on or after May 2, 1994, the initial rate of at least 0.10% will increase over time.  Thus as the proportion of Delaware Large Cap Value Fund A Class shares purchased on or after May 2, 1994 to outstanding Class A Shares of Delaware Large Cap Value Fund increases, the expenses attributable to payments under the Plan will also increase (but will not exceed 0.30% of average daily net assets).

While payments pursuant to the Plans may not exceed the foregoing amounts, the Plans do not limit fees to amounts actually expended by the Distributor.  It is therefore possible that the Distributor may realize a profit in any particular year.  However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans.  The Distributor may, however, incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes.  The monthly fees paid to the Distributor under the Plans are subject to the review and approval of the Trust’s Independent Trustees, who may reduce the fees or terminate the Plans at any time.

All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of the Fund Classes Shares would be borne by such persons without any reimbursement from such Fund Classes.  Consistent with the requirements of Rule 12b-1(h) under the 1940 Act, and subject to seeking best execution, a Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

The Plans and the Distribution Agreements, as amended, have all been approved by the Board of Trustees of the Trust, including a majority of the Independent Trustees who have no direct or indirect financial interest in the Plans and the Distribution Agreements, by a vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements.  Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.

Each year, the Board of Trustees must determine whether continuation of the Plans is in the best interest of shareholders of the Fund Classes and that there is a reasonable likelihood of each Plan providing a benefit to its respective Fund Class.  The Plans and the Distribution Agreements, as amended, may be terminated with respect to a Fund Class at any time without penalty by a majority of Independent Trustees who have no direct or indirect financial interest in the Plans and the Distribution Agreements, or by a majority vote of the relevant Fund Class’ outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Fund Class’ outstanding voting securities, as well as by a majority vote of Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreements.  With respect to each Class A Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of a Fund’s Class B Shares. Also, any other material amendment to the Plans must be approved by a majority vote of the Trustees, including a majority of Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreements.  In addition, in order for the Plans to remain effective, the selection and nomination of Independent Trustees must be effected by the Trustees who are Independent Trustees and who have no direct or indirect financial interest in the Plans or Distribution Agreements.  Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

For the fiscal year ended November 30, 2006, the Rule 12b-1 payments under the Fund Classes’ Plans were as indicated below.  (Class R Shares of the Delaware International Value Equity Fund were available for purchase during this period as of November 30, 2006.  Class R shares of the Delaware Emerging Markets Fund and Delaware Global Value Fund were not available for purchase during this period.)

	Delaware International Value Equity Fund
	Class A	Class B	Class C	Class R
Advertising	—	$699	$273	—
Annual/Semiannual Reports	—	—	$2,515	$5
Broker Trails	$811,469	$98,953	$757,689	$19,635
Broker Sales Charges	—	$227,337	$464,854	—
Interest on Broker Sales Charges	—	$41,994	$8,945	—
Promotional-Other	$9,549	$288	$27,161	—
Prospectus Printing	—	$1	$9,278	$103
Wholesaler Expenses	—	$29,673	$202,394	$1,287
Total	$821,018	$398,945	$1,473,109	$21,030

	Delaware Emerging Markets Fund
	Class A	Class B	Class C
Advertising	—	$148	$40
Annual/Semiannual Reports	$13,481	$544	$2,798
Broker Trails	$1,053,713	$95,766	$1,177,189
Broker Sales Charges	—	$165,064	$381,602
Interest on Broker Sales Charges	—	$33,385	$24,666
Promotional-Other	$18,448	$1,283	$10,784
Prospectus Printing	$71,221	$11,010	$6,605
Wholesaler Expenses	$31,186	$101,115	$691,304
Total	$1,188,049	$408,315	$2,294,988

	Delaware Global Value Fund
	Class A	Class B	Class C
Annual/Semiannual Reports	$1,259	$293	$346
Broker Trails	$26,357	$11,601	$54,874
Broker Sales Charges	—	$15,833	$36,832
Interest on Broker Sales Charges	—	$3,680	$616
Promotional-Other	$55	$345	$907
Prospectus Printing	$2,712	$581	$713
Wholesaler Expenses	($522)	$7,920	$3,586
Total	$29,861	$40,253	$97,874

Other Payments to Dealers - Class A Shares, Class B Shares, Class C Shares, and Class R Shares

The Distributor, LFD, and their affiliates may pay compensation at their own expense and not as an expense of the Funds, to Financial Intermediaries in connection with the sale or retention of Fund shares and/or shareholder servicing (“distribution assistance”). For example, the Distributor may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services, marketing and educational support, and ticket charges. Such payments are in addition to any distribution fees, service fees, and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Funds and/or some or all other Delaware Investments® Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Funds and/or some or all other Delaware Investments® Funds), the Funds’ advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Distributor.

A significant purpose of these payments is to increase sales of the Funds’ shares. The Funds’ investment adviser or its affiliates may benefit from the Distributor’s or LFD’s payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Fund shares through such Financial Intermediaries.

Special Purchase Features — Class A Shares

Buying Class A Shares at Net Asset Value:  The Fund Classes’ Prospectuses set forth the categories of investors who may purchase Class A Shares at NAV.  This section provides additional information regarding this privilege.  The Funds must be notified in advance that a trade qualifies for purchase at NAV.

As disclosed in the Fund Classes’ Prospectuses, certain retirement plans that contain certain legacy retirement assets may make purchases of Class A shares at NAV.  The requirements are as follows:

•                  The purchase must be made by a group retirement plan (excluding defined benefit plans) (a) that purchased Class A shares prior to a recordkeeping transition period from August 2004 to October 2004 and (b) where the plan participants’ records were maintained on Retirement Financial Services, Inc.’s (“RFS”) proprietary recordkeeping system, provided that the plan (i) has in excess of $500,000 of plan assets invested in Class A Shares of one or more Delaware Investments® Funds and any stable value account available to investment advisory clients of the Manager or its affiliates; or (ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a Delaware Investments® Fund and such employer has properly represented to, and received written confirmation back from RFS that it has the requisite number of employees.  See “Group Investment Plans” for information regarding the applicability of the Limited CDSC.

•                  The purchase must be made by any group retirement plan (excluding defined benefit pension plans) that purchased Class A shares prior to an August 2004 to October 2004 recordkeeping transition period and purchased shares through a retirement plan alliance program, provided that RFS was the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program.

As disclosed in the Fund Classes’ Prospectuses, certain legacy bank sponsored retirement plans may make purchases of Class A shares at NAV.  These purchases may be made by bank sponsored retirement plans that held, but are no longer eligible to purchase, Institutional Class shares or interests in a collective trust as a result of a change in distribution arrangements.

Allied Plans:  Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans (“Allied Plans”) which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments Funds (“eligible Delaware Investments Fund shares”), as well as shares of designated classes of non-Delaware Investments Funds (“eligible non-Delaware Investments Fund shares”). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments Fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments Fund shares.  See “Combined Purchases Privilege” below.

Participants in Allied Plans may exchange all or part of their eligible Delaware Investments Fund shares for other eligible Delaware Investments Fund shares or for eligible non-Delaware Investments Fund shares at NAV without payment of a front-end sales charge.  However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments Fund shares to which a sales charge applies.  No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends.  See “Investing by Exchange” below.

A dealer’s commission may be payable on purchases of eligible Delaware Investments Fund shares under an Allied Plan.  In determining a financial advisor’s eligibility for a dealer’s commission on NAV purchases of eligible Delaware Investments Fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated.  See “Class A Shares” above under “Purchasing Shares.”

The Limited CDSC is applicable to redemptions of NAV purchases from an Allied Plan on which a dealer’s commission has been paid.  Waivers of the Limited CDSC, as described in the Fund Classes’ Prospectuses, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments Fund shares.  When eligible Delaware Investments Fund shares are exchanged into eligible non-Delaware Investments Fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial advisor or selling dealer.  See “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” under “Redemption and Exchange” below.

Letter of Intention:  The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or the Trust which provides for the holding in escrow by the Transfer Agent of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period.  Effective January 1, 2007, the Funds no longer accept retroactive Letters of Intention.  The 13-month period begins on the date of the earliest purchase.  If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased.  If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference.  Such purchasers may include the values (at offering price at the level designated in their Letter of Intention) of all their shares of the Funds and of any class of any of the other Delaware Investments® Funds previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter, except as described below.  Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Investments® Fund that did carry a front-end sales charge, CDSC, or Limited CDSC.  For purposes of satisfying an investor’s obligation under a Letter of Intention, Class B Shares and Class C Shares of the Funds and the corresponding classes of shares of other Delaware Investments® Funds which offer such shares may be aggregated with Class A Shares of the Funds and the corresponding class of shares of the other Delaware Investments® Funds.

Employers offering a Delaware Investments® retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan.  The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment.  The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments® Funds that are offered with a front-end sales charge, CDSC, or Limited CDSC for a 13-month period.  The Transfer Agent reserves the right to adjust the signed Letter of Intention based on these acceptance criteria.  The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent.  If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted.  In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan’s assets under management at that time.  Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC, or Limited CDSC of any class.  Class B Shares and Class C Shares of the Funds and other Delaware Investments® Funds which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege:  When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of a Fund and all other Delaware Investments® Funds.  In addition, if you are an investment advisory client of the Manager’s affiliates you may include assets held in a stable value account in the total amount.  However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC, or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments® Fund that did carry a front-end sales charge, CDSC, or Limited CDSC.

The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation:  In determining the availability of the reduced front-end sales charge on Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares, and Class C Shares of the Funds, as well as shares of any other class of any of the other Delaware Investments® Funds which offer such classes (except shares of any Delaware Investments® Fund which do not carry a front-end sales charge, CDSC, or Limited CDSC).  If, for example, any such purchaser has previously purchased and still holds Class A Shares of a Fund and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $10,000 at offering price of additional shares of Class A Shares of the Fund, the charge applicable to the $10,000 purchase would currently be 4.75%.  For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect had the shares been purchased simultaneously with the current purchase.  Investors should refer to the table of sales charges for Class A Shares in the Fund Classes’ Prospectuses to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege:  Holders of Class A Shares and Class B Shares of the Funds (and of the Institutional Class Shares holding shares which were acquired through an exchange from one of the other Delaware Investments® Funds offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Funds or in the same Class of any of the other Delaware Investments® Funds.  In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor.  The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold.  This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC.  Persons investing redemption proceeds from direct investments in the Delaware Investments® Funds, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares.  The reinvestment privilege does not extend to a redemption of Class C Shares.

Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share).  The reinvestment will be made at the NAV next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

A redemption and reinvestment of Class B Shares could have income tax consequences.  Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes.   It is recommended that a tax advisor be consulted with respect to such transactions.

Any reinvestment directed to a Delaware Investments® Fund in which the investor does not then have an account will be treated like all other initial purchases of such Fund’s shares.  Consequently, an investor should obtain and read carefully the prospectus for the Delaware Investments® Fund in which the investment is intended to be made before investing or sending money.  The prospectus contains more complete information about the Delaware Investments® Fund, including charges and expenses.

Investors should consult their financial advisors or the Transfer Agent, which also serves as the Fund’s shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Group Investment Plans:  Group Investment Plans which are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A Shares set forth in the table in the Fund Classes’ Prospectuses, based on total plan assets.  If a company has more than one plan investing in Delaware Investments® Funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Funds at the time of each such purchase.  Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments® investment accounts if they so notify the Fund in which they are investing in connection with each purchase.  See “Retirement Plans for the Fund Classes” under “Investment Plans” below for information about retirement plans.

The Limited CDSC is generally applicable to any redemptions of NAV purchases made on behalf of a group retirement plan on which a dealer’s commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a Delaware Investments® Fund.  See “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” under “Redemption and Exchange” below. Notwithstanding the foregoing, the Limited CDSC for Class A Shares on which a dealer’s commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at NAV, provided that RFS either was the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

INVESTMENT PLANS

Reinvestment Plan/Open Account

Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the NAV in effect on the reinvestment date) and will be credited to the shareholder’s account on that date.  All dividends and distributions of the Institutional Class are reinvested in the accounts of the holders of such shares (based on the NAV in effect on the reinvestment date).  A confirmation of each dividend payment from net investment income and of distributions from realized securities profits, if any, will be mailed to shareholders in the first quarter of the next fiscal year.

Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check to the specific Fund in which shares are being purchased.  Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares, Class C Shares, Class R Shares, and Institutional Class Shares at NAV, at the end of the day of receipt.  A reinvestment plan may be terminated at any time.  This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments® Funds

Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Fund Classes may automatically reinvest dividends and/or distributions in any of the other Delaware Investments® Funds, including the Funds, in states where their shares may be sold.  Such investments will be at NAV at the close of business on the reinvestment date without any front-end sales charge or service fee.  The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested.  Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund’s shares.  Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money.  The prospectus contains more complete information about the fund, including charges and expenses.

Subject to the following limitations, dividends and/or distributions from other Delaware Investments® Funds may be invested in shares of the Funds, provided an account has been established.  Dividends from Class A Shares may not be directed to Class B Shares, Class C Shares, or Class R Shares.  Dividends from Class B Shares may only be directed to other Class B Shares, dividends from Class C Shares may only be directed to other Class C Shares, and dividends from Class R Shares may only be directed to other Class R Shares.

Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments® Fund in which their investments are held:  SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange

If you have an investment in another Delaware Investments® Fund, you may write and authorize an exchange of part or all of your investment into shares of the Funds.  If you wish to open an account by exchange, call the Shareholder Service Center at 800 523-1918 for more information.  All exchanges are subject to the eligibility and minimum purchase requirements and any additional limitations set forth in the Funds’ Prospectuses.  See “Redemption and Exchange” below for more complete information concerning your exchange privileges.

Investing Proceeds from Eligible 529 Plans

The proceeds of a withdrawal from an Eligible 529 Plan which are directly reinvested in a substantially similar class of the Delaware Investments® Funds will qualify for treatment as if such proceeds had been exchanged from another Delaware Investments® Fund rather than transferred from the Eligible 529 Plan, as described under “Redemption and Exchange” below.  The treatment of your redemption proceeds from an Eligible 529 Plan does not apply if you take possession of the proceeds of the withdrawal and subsequently reinvest them (i.e., the transfer is not made directly).  Similar benefits may also be extended to direct transfers from a substantially similar class of a Delaware Investments® Funds into an Eligible 529 Plan.

Investing by Electronic Fund Transfer

Direct Deposit Purchase Plan:  Investors may arrange for the Funds to accept for investment in Class A Shares, Class B Shares, Class C Shares, or Class R Shares, through an agent bank, pre-authorized government or private recurring payments.  This method of investment assures the timely credit to the shareholder’s account of payments such as social security, veterans’ pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits.  It also eliminates the possibility and inconvenience of lost, stolen, and delayed checks.

Automatic Investing Plan:  Shareholders of Class A Shares, Class B Shares, and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account.  This type of investment will be handled in either of the following ways: (i) if the shareholder’s bank is a member of the National Automated Clearing House Association (“NACHA”), the amount of the periodic investment will be electronically deducted from his or her checking account by Electronic Fund Transfer (“EFT”) and such checking account will reflect a debit although no check is required to initiate the transaction; or (ii) if the shareholder’s bank is not a member of NACHA, deductions will be made by pre-authorized checks, known as Depository Transfer Checks.  Should the shareholder’s bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

This option is not available to participants in the following plans:  SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

*              *              *

Minimum Initial/Subsequent Investments by Electronic Fund Transfer:  Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more.  An investor wishing to take advantage of either service must complete an authorization form.  Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

Payments to the Funds from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder’s account after such payments should have been terminated by reason of death or otherwise.  Any such payments are subject to reclamation by the federal government or its agencies.  Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank.  In the event of a reclamation, the Funds may liquidate sufficient shares from a shareholder’s account to reimburse the government or the private source.  In the event there are insufficient shares in the shareholder’s account, the shareholder is expected to reimburse the Funds.

Direct Deposit Purchases by Mail

Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts.  The Funds will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party.  Investors should contact their employers or financial institutions who in turn should contact the Trust for proper instructions.

MoneyLineSM On Demand

You or your investment dealer may request purchases of Fund shares by phone using MoneyLineSM On Demand.  When you authorize the Funds to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your pre-designated bank account.  Your request will be processed the same day if you call prior to 4 p.m., Eastern Time.  There is a $25 minimum and $50,000 maximum limit for MoneyLineSM On Demand transactions.

It may take up to four business days for the transactions to be completed.  You can initiate this service by completing an Account Services form.  If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed.  The Funds do not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option

Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other Delaware Investments® Funds.  Shareholders of the Fund Classes may elect to invest in one or more of the other Delaware Investments® Funds through the Wealth Builder Option.  If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select.  All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other Delaware Investments® Funds, subject to the conditions and limitations set forth in the Fund Classes’ Prospectuses.  The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or NAV, as applicable, of the fund selected on the date of investment.  No investment will be made for any month if the value of the shareholder’s account is less than the amount specified for investment.

Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market.  The price of the fund into which investments are made could fluctuate.  Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program.  Shareholders can terminate their participation in Wealth Builder Option at any time by giving written notice to the fund from which exchanges are made.

This option is not available to participants in the following plans:  SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, and 401(k), 403(b)(7), or 457 Plans.  This option also is not available to shareholders of the Institutional Classes.

Asset Planner

The Funds previously offered the Asset Planner asset-allocation service.  This service is no longer offered for the Funds.  Please call the Shareholder Service Center at 800 523-1918 if you have any questions regarding this service.

Retirement Plans for the Fund Classes

An investment in the Funds may be suitable for tax-deferred retirement plans, such as:  Profit Sharing or Money Purchase Pension Plans, IRAs, Roth IRAs, SEP/IRAs, SAR/SEPs, 401(k) plans, 403(b)(7) plans, 457 plans, SIMPLE IRAs, and SIMPLE 401(k)s.  In addition, the Funds may be suitable for use in Coverdell Education Savings Accounts (“Coverdell ESAs”).  For further details concerning these plans and accounts, including applications, contact your investment advisor or the Distributor.  To determine whether the benefits of a tax-sheltered retirement plan or Coverdell ESA are available and/or appropriate, you should consult with a tax advisor.

Class B Shares are available only through IRAs, SIMPLE IRAs, Roth IRAs, Coverdell ESAs, SEP/IRAs, SAR/IRAs, 403(b)(7) plans, and 457 Plans.  The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares.  See the Fund Classes’ Prospectuses for a list of the instances in which the CDSC is waived.

Purchases of Class B Shares are subject to a maximum purchase limitation of $100,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans.  The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected.  Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees.  Fees are based upon the number of participants in the plan as well as the services selected.  Additional information about fees is included in retirement plan materials.  Fees are quoted upon request.  Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such Plans.

Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders.  Certain retirement plans may qualify to purchase shares of the Institutional Class Shares.  See “Availability of Institutional Class Shares” above.  For additional information on any of the plans and Delaware Investments®’ retirement services, call the Shareholder Service Center telephone number, 800 523-1918.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

Orders for purchases and redemptions of Class A Shares are effected at the offering price next calculated after receipt of the order by the Funds, their agent or certain other authorized persons.  Orders for purchases and redemptions of Class B Shares, Class C Shares, Class R Shares, and Institutional Class Shares are effected at the NAV per share next calculated after receipt of the order by the Funds, their agent, or certain other authorized persons. See “Distributor” under “Investment Manager and Other Service Providers” above.  Selling dealers are responsible for transmitting orders promptly.

The offering price for Class A Shares consists of the NAV per share plus any applicable sales charges.  Offering price and NAV are computed as of the close of regular trading on the NYSE, which is normally 4 p.m., Eastern Time, on days when the NYSE is open for business (a “Business Day”).  The NYSE is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed:  New Year’s Day, Martin Luther King, Jr.’s Birthday, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.  The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m., Eastern Time.  When the NYSE is closed, the Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

Generally, trading in securities of European, Asian, and Far Eastern securities exchanges and on over-the-counter markets in these regions is completed substantially at various times prior to the close of business on each Business Day.  In addition, European, Asian, or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days.  Furthermore, trading takes place in various foreign markets on days which are not Business Days and says on which the Funds’ NAVs are not calculated.  Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation.  For Funds that invest a significant portion of assets in foreign securities, “fair value” prices are provided by an independent fair value service (if available) and are intended to reflect more accurately the value of those securities at the time a Fund’s NAV is calculated.  Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets.  Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV.  If the independent fair value service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Funds, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.

The NAV per share for each share class of each Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class.  In determining each Fund’s total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are generally valued at the closing price on that exchange, unless such closing prices are determined to be not readily available pursuant to the Funds’ pricing procedures.  Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices.  Non-exchange traded options are valued at fair value using a mathematical model.  Futures contracts are valued at their daily quoted settlement price.  For valuation purposes, foreign currencies and foreign securities denominated in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars based on rates in effect that day.  Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices.  Money market instruments having a maturity of less than 60 days are valued at amortized cost.  Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities.  Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange.  Use of a pricing service has been approved by the Board of Trustees.  Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.  Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board of Trustees.

Each Class of a Fund will bear, pro rata, all of the common expenses of that Fund.  The NAVs of all outstanding shares of each Class of a Fund will be computed on a pro rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that Class.  All income earned and expenses incurred by a Fund will be borne on a pro rata basis by each outstanding share of a Class, based on each Class’ percentage in that Fund represented by the value of shares of such Classes, except that Institutional Classes will not incur any of the expenses under the Trust’s Rule 12b-1 Plans, while the Fund Classes each will bear the Rule 12b-1 Plan expenses payable under their respective Plans.  Due to the specific distribution expenses and other costs that will be allocable to each Class, the NAV of each Class of a Fund will vary.

REDEMPTION AND EXCHANGE

General Information

You can redeem or exchange your shares in a number of different ways that are described below.  Your shares will be redeemed or exchanged at a price based on the NAV next determined after the Funds receive your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC.  For example, redemption or exchange requests received in good order after the time the offering price and NAV of shares are determined will be processed on the next business day.  See the Funds’ Prospectuses.  A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount.  In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Funds will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner.  Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC.  Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

Except as noted below, for a redemption request to be in “good order,” you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction.  For exchange requests, you must also provide the name of the Delaware Investments® Fund in which you want to invest the proceeds.  Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered.  You may request a redemption or an exchange by calling the Shareholder Service Center at 800 523-1918.  The Funds may suspend, terminate, or amend the terms of the exchange privilege upon 60 days’ written notice to shareholders.

In addition to redemption of the Funds’ shares, the Distributor, acting as agent of the Funds, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders.  The redemption or repurchase price, which may be more or less than the shareholder’s cost, is the NAV per share next determined after receipt of the request in good order by the Funds, their agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC.  This is computed and effective at the time the offering price and NAV are determined.  See “Determining Offering Price and Net Asset Value” above.  This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the NAV per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and NAV are determined on such day.  The selling dealer has the responsibility of transmitting orders to the

Distributor promptly.  Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by either Fund or certain other authorized persons (see “Distributor” under “Investment Advisor and Other Service Providers” above); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

The Funds will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled.  The Funds will honor redemption requests as to shares for which a check was tendered as payment, but the Funds will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date.  You can avoid this potential delay if you purchase shares by wiring Federal Funds.  Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder’s address of record.

If a shareholder has been credited with a purchase by a check, which is subsequently returned unpaid for insufficient funds or for any other reason, the Funds will automatically redeem from the shareholder’s account the shares purchased by the check plus any dividends earned thereon.  Shareholders may be responsible for any losses to the Funds or to the Distributor.

In case of a suspension of the determination of the NAV because the NYSE is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Funds of securities owned by them is not reasonably practical, or it is not reasonably practical for the Funds fairly to value their assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Funds may postpone payment or suspend the right of redemption or repurchase.  In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the NAV next determined after the suspension has been terminated.

Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind.  Any portfolio securities paid or distributed in kind would be valued as described in “Determining Offering Price and Net Asset Value” above.  Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions.  However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the NAV of Funds during any 90-day period for any one shareholder.

The value of each Fund’s investments is subject to changing market prices.  Thus, a shareholder redeeming shares of a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

Certain redemptions of Class A Shares purchased at NAV may result in the imposition of a Limited CDSC.  See “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” below.  Class B and Class C Shares of Funds are subject to CDSCs as described under “Contingent Deferred Sales Charge — Class B Shares and Class C Shares” under “Purchasing Shares” above and in the Fund Classes’ Prospectuses.  Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, there may be a bank wiring cost, neither the Funds nor the Distributor charge a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

Holders of Class B Shares or Class C Shares that exchange their shares (“Original Shares”) for shares of other Delaware Investments® Funds (in each case, “New Shares”) in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares.  However, such shareholders will continue to be subject to the CDSC and any CDSC assessed upon redemption of the New Shares will be charged by the Fund from which the Original Shares were exchanged.  In the case of Class B Shares, shareholders will also continue to be subject to the automatic conversion schedule of the Original Shares as described in this Part B.  In an exchange of Class B Shares from the Funds, the Funds’ CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange.  For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares.  With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares.  Consequently, an investment in New Shares by exchange may subject an investor to the higher Rule 12b-1 fees applicable to Class B Shares of the Funds for a longer period of time than if the investment in New Shares were made directly.

Holders of Class A Shares of the Funds may exchange all or part of their shares for shares of other Delaware Investments® Funds, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares, Class C Shares, or Class R Shares of the Funds or of any other Delaware Investments® Fund.  Holders of Class B Shares of the Funds are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments® Fund.  Similarly, holders of Class C Shares of the Funds are permitted to exchange all or part of their Class C Shares only into Class C Shares of any other Delaware Investments® Fund.  Class B Shares of the Funds and Class C Shares of the Funds acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made.  The holding period of Class B Shares of the Funds acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Funds.  Holders of Class R Shares of the Funds are permitted to exchange all or part of their Class R Shares only into Class R Shares of other Delaware Investments® Funds or, if Class R Shares are not available for a particular fund, into the Class A Shares of such Fund.

Permissible exchanges into Class A Shares of the Funds will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends).  Permissible exchanges into Class B Shares or Class C Shares of the Funds will be made without the imposition of a CDSC by the Delaware Investments® Fund from which the exchange is being made at the time of the exchange.

Each Fund also reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager’s judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected.  A shareholder’s purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets.

The Funds discourage purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected.  The Funds will consider anyone who follows a pattern of market timing in any Delaware Investments® Fund to be a market timer.

Market timing of a Delaware Investments® Fund occurs when investors make consecutive rapid short-term “roundtrips,” or in other words, purchases into a Delaware Investments® Fund followed quickly by redemptions out of that Fund.  A short-term roundtrip is any redemption of Fund shares within 20 business days of a purchase of that Fund’s shares.  If you make a second such short-term roundtrip in a Delaware Investments® Fund within the same calendar quarter of a previous short-term roundtrip in that Fund, you may be considered a market timer.  The purchase and sale of Fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred.  The Funds also reserve the right to consider other trading patterns as market timing.

Your ability to use the Funds’ exchange privilege may be limited if you are identified as a market timer.  If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

Written Redemption

You can write to the Funds at P.O. Box 219656, Kansas City, MO  64121-9656 to redeem some or all of your shares.  The request must be signed by all owners of the account or your investment dealer of record.  For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner.  A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program (“STAMP”).  Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness.  The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees, or guardians.

Payment is normally mailed the next business day after receipt of your redemption request.  If your Class A Shares or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order.  Certificates generally are no longer issued for Class A Shares and Institutional Class.  Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange

You may also write to the Funds (at P.O. Box 219656, Kansas City, MO  64121-9656) to request an exchange of any or all of your shares into another Delaware Investments® Fund, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange

To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you.  If you hold your Class A Shares or Institutional Class shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

Telephone Redemption:  Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Funds in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate, or suspend these procedures upon 60 days’ written notice to shareholders.  It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

The Funds and their Transfer Agent are not responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine.  With respect to such telephone transactions, the Funds will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions.  Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange, and redemption transactions initiated by telephone.  By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption —Check to Your Address of Record:  The Telephone Redemption feature is a quick and easy method to redeem shares.  You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record.  Checks will be payable to the shareholder(s) of record.  Payment is normally mailed the next business day after receipt of the redemption request.  This service is only available to individual, joint, and individual fiduciary-type accounts.

Telephone Redemption — Proceeds to Your Bank:  Redemption proceeds of $1,000 or more can be transferred to your pre-designated bank account by wire or by check.  You should authorize this service when you open your account.  If you change your pre-designated bank account, you must complete an Authorization Form and have your signature guaranteed.  For your protection, your authorization must be on file.  If you request a wire, your funds will normally be sent the next business day.  If the proceeds are wired to the shareholder’s account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder’s bank account.  A bank wire fee may be deducted from Fund Class redemption proceeds.  If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your pre-designated bank account.  There are no separate fees for this redemption method, but mailing a check may delay the time it takes to have your redemption proceeds credited to your pre-designated bank account.  Simply call the Shareholder Service Center prior to the time the offering price and NAV are determined, as noted above.

Telephone Exchange

The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change.  You or your investment dealer of record can exchange your shares into other Delaware Investments® Funds under the same registration, subject to the same conditions and limitations as other exchanges noted above.  As with the written exchange service, telephone exchanges are subject to the requirements of the Funds, as described above.  Telephone exchanges may be subject to limitations as to amounts or frequency.

The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the Delaware Investments® Funds.  Telephone exchanges may be subject to limitations as to amounts or frequency.  The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MoneyLineSM On Demand

You or your investment dealer may request redemptions of Fund Class shares by phone using MoneyLineSM On Demand.  When you authorize the Funds to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your pre-designated bank account.  Your request will be processed the same day if you call prior to 4 p.m., Eastern Time.  There is a $25 minimum and $50,000 maximum limit for MoneyLineSM On Demand transactions.  For more information, see “MoneyLineSM On Demand” under “Investment Plans” above.

Systematic Withdrawal Plans

Shareholders of Class A Shares, Class B Shares, Class C Shares, and Class R Shares who own or purchase $5,000 or more of shares at the offering price, or NAV, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not recommend any specific amount of withdrawal.  This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount.  This $5,000 minimum does not apply for the investments made through qualified retirement plans.  Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder’s account and sufficient full and fractional shares will be redeemed at the NAV calculated on the third business day preceding the mailing date.

Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days.  Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at NAV. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor’s savings and investment program.  To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market.  Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes.  This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated.  Premature withdrawals from retirement plans may have adverse tax consequences.

Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder.  Purchases of Class A Shares through a periodic investment program in the Funds must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in a retirement plan offering Delaware Investments® Funds or is investing in Delaware Investments® Funds which do not carry a sales charge.  Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at NAV and a dealer’s commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established.  If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the Plan.  Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions.  See the Fund Classes’ Prospectuses for more information about the waiver of CDSCs.

An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form.  If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder’s signature on this authorization must be guaranteed.  Each signature guarantee must be supplied by an eligible guarantor institution.  Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness.  This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

Systematic Withdrawal Plan payments are normally made by check.  In the alternative, you may elect to have your payments transferred from your Fund account to your pre-designated bank account through the MoneyLineSM Direct Deposit Service.  Your funds will normally be credited to your bank account up to four business days after the payment date.  There are no separate fees for this redemption method.  It may take up to four business days for the transactions to be completed.  You can initiate this service by completing an Account Services form.  If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed.  The Funds do not charge a fee for this service; however, your bank may charge a fee. This service is not available for retirement plans.

The Systematic Withdrawal Plan is not available for the Institutional Classes.  Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value

For purchases of $1,000,000, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule:  (i) 1.00% if shares are redeemed during the first year after the purchase; and (ii) 0.50% if shares are redeemed during the second year after the purchase, if such purchases were made at NAV and triggered the payment by the Distributor of the dealer’s commission described above in “Dealer’s Commission” under “Purchasing Shares.”

The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of :  (i) the NAV at the time of purchase of the Class A Shares being redeemed or (2) the NAV of such Class A Shares at the time of redemption.  For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments® Fund and, in the event of an exchange of Class A Shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange.

Redemptions of such Class A Shares held for more than two years will not be subject to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments® Fund will not trigger the imposition of the Limited CDSC at the time of such exchange.  The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period.  The Limited CDSC is assessed if such two-year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of the Funds or Class A Shares acquired in the exchange.

In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time.  The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

Waivers of Contingent Deferred Sales Charges

Please see the Fund Classes’ Prospectuses for instances in which the Limited CDSC applicable to Class A Shares and the CDSCs applicable to Class B and C Shares may be waived.

Additional Information on Waivers of Contingent Deferred Sales Charges

As disclosed in the Fund Classes’ Prospectuses, certain retirement plans that contain certain legacy assets may redeem shares without paying a CDSC.  The following plans may redeem shares without paying a CDSC:

•                  The redemption must be made by a group defined contribution retirement plan that purchased Class A shares through a retirement plan alliance program that required shares to be available at NAV and RFS served as the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program that specified that the limited CDSC would be waived.

•                  The redemption must be made by any group retirement plan (excluding defined benefit pension plans) that purchased Class C shares prior to a recordkeeping transition period from August 2004 to October 2004 and purchased shares through a retirement plan alliance program, provided that (i) RFS was the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program and (ii) RFS provided fully bundled retirement plan services and maintained participant records on its proprietary recordkeeping system.

DISTRIBUTIONS AND TAXES

Distributions

The Funds each will normally make payments from net investment income on an annual basis.  Payments from net realized securities profits of a Fund, if any, will be distributed annually in the quarter following the close of the fiscal year.

Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder’s election to receive dividends in cash. If such a shareholder’s dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.

Any check in payment of dividends or other distributions which cannot be delivered by the United States Postal Service or which remains uncashed for a period of more than one year may be reinvested in the shareholder’s account at the then-current NAV and the dividend option may be changed from cash to reinvest.  A Fund may deduct from a shareholder’s account the costs of the Fund’s effort to locate a shareholder if a shareholder’s mail is returned by the U.S. Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder’s mailing address.  These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

Each class of shares of a Fund will share proportionately in the investment income and expenses of such Fund, except that, absent any applicable fee waiver, Class A Shares, Class B Shares, and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

Taxes

Distributions of net investment income.  The Funds receive income generally in the form of dividends and interest on their investments in portfolio securities.  This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to you.  If you are a taxable investor, any distributions by a Fund from such income (other than qualified dividends) will be taxable to you at ordinary income tax rates, whether you take them in cash or in additional shares.

Distributions of capital gains.  A Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.  Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital.  If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

Effect of foreign withholding taxes.  The Funds may be subject to foreign withholding taxes on income from certain foreign securities.  This, in turn, could reduce a Fund’s distributions paid to you.

Pass-through of foreign tax credits. The Funds may be subject to foreign withholding taxes on income from certain foreign securities. If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes by paid by a Fund) will be reduced if you receive from the Fund qualifying dividends from qualifying foreign corporations that are subject to tax at reduced rates. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund.  Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses.  These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund’s ordinary income otherwise available for distribution to you.  This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of a Fund’s previously distributed income to be classified as a return of capital.

PFIC securities.  The Funds may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”).  When investing in PFIC securities, a Fund intends to mark-to-market these securities and will recognize any gains at the end of its fiscal and excise (described below) tax years.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities.  You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends.  These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.  Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Information on the amount and tax character of distributions.  The Funds will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year.  If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders a Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.  Taxable Distributions declared by a Fund in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Election to be Taxed as a Regulated Investment Company.  Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and intends to so qualify during the current fiscal year.  As regulated investment companies, the Funds generally pay no federal income tax on the income and gains they distribute to you.  The Board of Trustees reserves the right not to distribute a Fund’s net long-term capital gain or not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.  If net long-term capital gain is retained, a Fund would be taxed on the gain, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund.  If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as qualified dividend income to the extent of such Fund’s earnings and profits.

In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain specific requirements, including:

(i)            A Fund must maintain a diversified portfolio of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. Government securities and securities of other regulated investment companies) can exceed 25% of the Fund’s total assets, and, with respect to 50% of the Fund’s total assets, no investment (other than cash and cash items, U.S. Government securities, and securities of other regulated investment companies) can exceed 5% of the Fund’s total assets or 10% of the outstanding voting securities of the issuer;

(ii)           A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

(iii)          A Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

Excise tax distribution requirements.  To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year;  98% of its  capital gain net income  earned during the twelve-month period ending November 30; and 100% of any undistributed  amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Sales, exchanges, and redemption of Fund shares.  Sales, exchanges, and redemptions (including redemptions in kind) are taxable transactions for federal and state income tax purposes.  If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption.  If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.

Redemptions at a loss within six months of purchase.  Any loss incurred on a redemption of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Wash sales.  All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

Deferral of basis — Class A Shares only.  In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:

•                  In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

•                  You sell some or all of your original shares within 90 days of their purchase, and

•                  You reinvest the sales proceeds in the Fund or in another Fund of the Trust, and the sales charge that would otherwise apply is reduced or eliminated;

THEN:  In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

Automatic conversion feature — Class B Shares only.  The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-free for federal income tax purposes. Shareholders should consult their tax advisors regarding the state and local tax consequences of the conversion of Class B Shares into Class A Shares, or any other conversion or exchange of shares.

U.S. Government securities. Income earned on certain U.S. Government obligations is exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by a Fund.  Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper, and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) obligations), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

Qualified dividend income for individuals.  For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment.  Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment.  When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired those shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes.  For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return.  Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense.  For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, each Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates.  If 95% or more of a Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

Dividends-received deduction for corporations.  For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction.  The portion of dividends paid by a Fund that so qualifies will be designated each year in a notice mailed to the Fund’s shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of a Fund if the Fund was a regular corporation.  Because the income of each Fund primarily is derived from investments in foreign securities, either none or only a small portion of each Fund’s income dividends will be eligible for the corporate dividends-received deduction.

The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.  The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

Investment in complex securities.  The Funds may invest in complex securities that could be subject to numerous special and complex tax rules.  These rules could accelerate the recognition of income by a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer a Fund’s ability to recognize a loss, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain foreign securities.  These rules could also affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income.  These rules could, therefore, affect the amount, timing, or character of the income distributed to you by a Fund.  For example:

Securities purchased at discount.  Each Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, deferred interest, or payment-in-kind (“PIK”) bonds that could require it to accrue and distribute income not yet received.  If a Fund invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Derivatives.  Each Fund is permitted to invest in certain options, futures, forwards, or foreign currency contracts.  If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts.  Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses.  In determining its net income for excise tax purposes, a Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

Short sales and securities lending transactions.  A Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position.  Additionally, a Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income.  This replacement income generally will be in lieu of dividends or interest subject to foreign tax credits and not eligible for reduced rates of taxation on qualified dividend income and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

Tax straddles.  A Fund’s investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities.  If the Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.

Convertible preferred stock.  Convertible preferred stock with a mandatory conversion feature is ordinarily (but not always) treated as equity rather than debt.  Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles.

Investment in certain mortgage pooling vehicles (excess inclusion income).  The Delaware Global Value Fund may invest in REITs that invest in residual interests in certain mortgage pooling vehicles formed as real estate mortgage investment conduits (“REMICs”) or qualify as a taxable mortgage pool.  The portion of a Fund’s income received from REMIC residual interests, either directly or through an investment in a REIT that holds such interests or qualifies as a taxable mortgage pool (such income is referred to in the Code as “excess inclusion income”), generally is required to be allocated by the Fund to the Fund’s shareholders in proportion to the dividends paid to such shareholders with the same consequences as if the shareholders received the excess inclusion income directly.

Under these rules, a Fund will be taxed at the highest corporate income tax rate on its excess inclusion income that is allocable to the percentage of its shares held in record name by “disqualified organizations,” which are generally certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on unrelated business taxable income. To the extent that Fund shares owned by “disqualified organizations” are held in record name by a broker/dealer or other nominee, the broker/dealer or other nominee would be liable for the corporate level tax on the portion of the Fund’s excess inclusion income allocable to Fund shares held by the broker/dealer or other nominee on behalf of the “disqualified organizations.”  The Funds expect that disqualified organizations own their shares. Because this tax is imposed at the Fund level, all shareholders, including shareholders that are not disqualified organizations, will bear a portion of the tax cost associated with the Fund’s receipt of excess inclusion income.  However, to the extent permissible under the 1940 Act, regulated investment companies such as the Funds are permitted under Treasury Regulations to specially allocate this tax expense to the disqualified organizations to which it is attributable, without a concern that such an allocation will constitute a preferential dividend.

In addition, with respect to Fund shareholders who are not nominees, for Fund taxable years beginning on or after January 1, 2007, a Fund must report excess inclusion income to shareholders in two cases:

•                                          If the excess inclusion income received by a Fund from all sources exceeds 1 % of the Fund’s gross income, it must inform the non-nominee shareholders of the amount and character of excess inclusion income allocated to them; and

•                                          If a Fund receives excess inclusion income from a REIT whose excess inclusion income in its most recent tax year ending not later than nine months before the first day of the Fund’s taxable year exceeded 3% of the REIT’s total dividends, the Fund must inform its non-nominee shareholders of the amount and character of the excess inclusion income allocated to them from such REIT.

Under these rules, the taxable income of any Fund shareholder can in no event be less that the sum of the excess inclusion income allocated to that shareholder and any such excess inclusion income cannot be offset by net operating losses of the shareholder. If the shareholder is a tax-exempt entity and not a “disqualified organization,” then this income is fully taxable as unrelated business taxable income under the Code.  Charitable reminder trusts do not incur unrelated business taxable income (“UBTI”) by receiving excess inclusion income from a Fund.  If the shareholder is a non-U.S. person, such shareholder would be subject to U.S. federal income tax withholding at a rate of 30% on this income without reduction or exemption pursuant to any otherwise applicable income tax treaty. If the shareholder is a REIT, a regulated investment company, common trust fund, or other pass-through entity, such shareholder’s allocable share of the Fund’s excess inclusion income would be considered excess inclusion income of such entity and such entity would be subject to tax at the highest corporate tax rate on any excess inclusion income allocated to their owners that are disqualified organizations.  Accordingly, investors should be aware that a portion of the Fund’s income may be considered excess inclusion income.

Investments in securities of uncertain tax character.   Each Fund may invest in securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup withholding.  By law, a Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

•            provide your correct social security or taxpayer identification number,

•            certify that this number is correct,

•            certify that you are not subject to backup withholding, and

•            certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any dividends or proceeds paid.  The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

Non-U.S. investors.  Non-U.S. investors (shareholders who, as to the United States, are a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund, subject to certain exemptions for dividends designated as capital gain dividends, short-term capital gain dividends, and interest-related dividends, as described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends. In general, capital gain dividends paid by a Fund from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

Interest-related dividends. Also, interest-related dividends paid by a Fund from qualified interest income are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which a Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  On any payment date, the amount of an income dividend that is designated by a Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of a Fund’s qualified interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, a Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors; sunset rule.  It may not be practical in every case for a Fund to designate, and each Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, a Fund’s designation of interest-related, or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends paid with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008 unless such exemptions are extended or made permanent.

Ordinary dividends; effectively connected income. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.   If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

Investment in U.S. real property. A Fund may invest in equity securities of corporations that invest in U.S. real property, including REITs. The sale of a U.S. real property interest by a Fund, or by a REIT or U.S. real property holding corporation in which a Fund invests, may trigger special tax consequences to a Fund’s non-U.S. shareholders.  The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (“RIC”), such as a Fund, as follows:

•                  The RIC is classified as a qualified investment entity. A “qualified investment entity” includes a RIC if, in general, more than 50% of the RIC’s assets consists of interests in REITs and U.S. real property holding corporations;

•                  You are a non-U.S. shareholder who owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution; and

•                  If these conditions are met, Fund distributions to you are treated as gain from the disposition of a U.S. real property interest (“USRPI”), causing the distribution to be subject to U.S. withholding tax at a rate of 35%, and requiring that you to file a nonresident U.S. income tax return.

•                  In addition, even if you are a non-U.S. shareholder who owns 5% or less of a class of shares of a Fund classified as a qualified investment entity, Fund Distributions to you attributable to gain realized by the Fund from disposition of USRPI will be treated as ordinary dividends (rather than short- or long-term capital gain) subject to withholding at a 30% or lower treaty rate.

Because each Fund expects to invest less than 50% of its assets at all times, directly and indirectly, in U.S. real property interests, the Funds do not expect to pay any dividends that would be subject to FIRPTA reporting and tax withholding.

U.S tax certification rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

U.S. estate tax. An individual who, at the time of death, is a Non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.  A partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent.  The amount treated as exempt is based upon the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent’s death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate.  This provision applies to decedents dying after December 31, 2004 and before January 1, 2008, unless such provision is extended or made permanent. Transfers by gift of shares of a Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.  The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

Effect of Future Legislation; Local Tax Considerations.  The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information.  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.  Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local, and foreign taxes depending on each shareholder’s particular situation.  Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund.

PERFORMANCE INFORMATION

To obtain the Funds’ most current performance information, please call 800 523-1918 or visit www.delawareinvestments.com.

Performance quotations represent the Funds’ past performance and should not be considered as representative of future results.  The Funds will calculate their performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable U.S. securities laws, as they may be revised from time to time by the SEC.

FINANCIAL STATEMENTS

Ernst & Young LLP, which is located at 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust and, in its capacity as such, audits the annual financial statements contained in each Fund’s Annual Report.  Each Fund’s Statement of Net Assets, Statement of Operations, Statements of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, as well as the report of Ernst & Young LLP, the independent registered public accounting firm, for the fiscal year ended November 30, 2006, are included in each Fund’s Annual Report to shareholders.  The financial statements and financial highlights, the notes relating thereto, and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B.

PRINCIPAL HOLDERS

As of March 1, 2007, management believes the following shareholders held of record 5% or more of the outstanding shares of the Funds.  As detailed below, Citigroup Global Markets, Inc. holds, either directly or indirectly, a majority of the shares of Delaware International Value Equity Fund (or a class of the Fund) and is therefore considered a “control person” of the Fund (or a class of the Fund) for purposes of the 1940 Act.  As a control person, such shareholder may possess the ability to control the outcome of matters submitted to the vote of shareholders.

Class	Name and Address of Account	Percentage
Delaware International Value Equity Fund Class A	Prudential Investment Mgmt Svc. Co. FBO Mutual Fund Clients Mail Stop NJ 05-11-20 3 Gateway Center, Floor 11 100 Mulberry Street Newark, NJ 07102	11.06%
	Citigroup Global Markets, Inc. Attn: Peter Booth, 7th Floor 333 W. 34th Street New York, NY 10001	10.59%

Delaware International Value Equity Fund Class B	Citigroup Global Markets, Inc. Attn: Peter Booth, 7th Floor 333 W. 34th Street New York, NY 10001	15.52%

Class	Name and Address of Account	Percentage
Delaware International Value Equity Fund Class C	Citigroup Global Markets, Inc. Attn: Peter Booth, 7th Floor 333 W. 34th Street New York, NY 10001	48.47%
	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246	7.20%

Delaware International Value Equity Fund Class R	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246	66.94%
	Reliance Trustco Custodian FBO Market Scan Information Systems P.O. Box 48529 Atlanta, GA 30362	6.94%
	AST Trust Company as Cust. FBO Daniel Professional Group Inc. Retirement Savings Plan PO Box 52129 Phoenix, AZ 85072	5.07%

Delaware International Value Equity Fund Institutional Class	Citigroup Global Markets, Inc. Attn: Peter Booth, 7th Floor 333 W. 34th Street New York, NY 10001	85.38%

Delaware Emerging Markets Fund Class A	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246	18.07%
	Citigroup Global Markets, Inc. Attn: Peter Booth, 7th Floor 333 W. 34th Street New York, NY 10001	5.63%

Delaware Emerging Markets Fund Class B	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246	11.72%
	Citigroup Global Markets, Inc. Attn: Peter Booth, 7th Floor 333 W. 34th Street New York, NY 10001	10.23%

Class	Name and Address of Account	Percentage
Delaware Emerging Markets Fund Class C	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246	30.76%
	Citigroup Global Markets, Inc. Attn: Peter Booth, 7th Floor 333 W. 34th Street New York, NY 10001	21.81%

Delaware Emerging Markets Fund Institutional Class	MFS Heritage Trust Company Trustee FBO its Customer Attn: Michelle Fritzius One Robert Rich Way PO Box 245 Buffalo, NY 14240	12.77%
	RS DMC Employee MPP Plan Delaware Management Co. Employee Profit Sharing Trust c/o Rick Seidel 2005 Market Street Philadelphia, PA 19103	9.48%
	JPMorgan Securities Inc. 500 Stanton Christiana Road Newark, DE 19713	9.40%
	Mercer Trust Co. FBO Clariant Investment Plan 1 Investors Way Norwood, MA 02062	7.94%
	Wachovia Bank N.A. Omnibus Rein Rein 1525 West WT Harris Blvd. Charlotte, NC 28288	7.55%
	Dingle & Co. c/o Comerica Bank PO Box 75000 Detroit, MI 48275	6.38%
	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94101	6.20%

Delaware Global Value Fund Class A	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246	15.93%

Class	Name and Address of Account	Percentage
Delaware Global Value Fund Class B	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246	6.45%

Delaware Global Value Fund Class C	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Dr. East, 2nd Floor Jacksonville, FL 32246	31.13%

APPENDIX A—DESCRIPTION OF RATINGS

The Funds have the ability to invest in high yield, high-risk fixed income securities.  The following paragraphs contain excerpts from Moody’s and S&P’s rating descriptions.  These credit ratings evaluate only the safety of principal and interest and do not consider the market value risk associated with high yield securities.

General Rating Information

Moody’s Investors Service - Bond Ratings	Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger than in Aaa securities.

A

Bonds which are rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

	Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
	Ca	Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.
	C	Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior obligations which have an original maturity not exceeding one year.

P-1	Issuers rated “PRIME-1” or “P-1” (or supporting institutions) have superior ability for repayment of senior short-term debt obligations.
P-2	Issuers rated “PRIME-2” or “P-2” (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.
P-3	Issuers rated “PRIME-3” or “P-3” (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

Municipal Note Ratings

Issuers or the features associated with Moody’s MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1	This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2/VMIG 2	This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
MIG 3/VMIG 3

This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4

This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S&P’s - Bond Ratings

AAA	Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.
A

Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

Debt rated BBB is regarded as having an adequate capacity to pay interest a repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CC,C and CC

Debt rated BB, B, CCC, or CC is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C	This rating is reserved for income bonds on which no interest is being paid.
D	Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Commercial Paper Ratings

S&P’s commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1

The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A plus (+) designation is applied only to those issues rated A-1 which possess an overwhelming degree of safety.

A-2	Capacity for timely payment on issues with the designation A-2 is strong. However, the relative degree of safely is not as high as for issues designated A-1.
A-3

Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Municipal Note Ratings

An S&P municipal note rating reflects the liquidity concerns and market access risks unique to notes.  Notes due in three years or less will likely receive a note rating.  Notes maturing beyond three years will most likely receive a long-term debt rating.  The following criteria will be used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

SP-1	Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest.
SP-3	Speculative capacity to pay principal and interest.

PART C
OTHER INFORMATION

Item 23.                  Exhibits.  The following exhibits are incorporated by reference to the Registrant’s previously filed documents indicated below, except as noted:

(a)           Articles of Incorporation.

(1)           Executed Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 22 filed November 22, 1999.

(2)           Executed Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 22 filed November 22, 1999.

(b)           By-Laws.  Amended and Restated By-Laws (November 16, 2006) attached as Exhibit No. Ex-99.b.

(c)           Instruments Defining Rights of Security Holders.

(1)           Agreement and Declaration of Trust. Articles III, V and VI of Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 22 filed November 22, 1999.

(2)           By-Laws. Article II of the Amended and Restated By-Laws (May 19, 2005) incorporated into this filing by reference to Post-Effective Amendment No. 33 filed January 27, 2006.

(d)           Investment Management Agreement.

(1)           Executed Investment Management Agreement (September 24, 2004) between Delaware Management Company (a series of Delaware Management Business Trust) and the Registrant on behalf of each Fund attached as Exhibit No. EX-99.d.1.

(2)           Executed Amendment No. 1 (March 30, 2006) to Exhibit A to the Investment Management Agreement between Delaware Management Company (a series of Delaware Management Business Trust) and the Registrant on behalf of each Fund attached as Exhibit No. EX-99.d.2.

(e)           Underwriting Contracts.

(1)           Distribution Agreements.

(i)            Executed Distribution Agreement (May 15, 2003) between Delaware Distributors, L.P. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 30 filed January 30, 2004.

(ii)           Executed Third Amended and Restated Financial Intermediary Distribution Agreement (January 1, 2007) between Lincoln Financial Distributors, Inc. and Delaware Distributors, L. P. on behalf of the Registrant attached as Exhibit No. EX-99.e.1.ii.

(2)           Dealer’s Agreement (January 2001) incorporated into this filing by reference to Post-Effective Amendment No. 28 filed January 30, 2003.

(3)           Vision Mutual Fund Gateway® Agreement (November 2000) incorporated into this filing

1

by reference to Post-Effective Amendment No. 28 filed January 30, 2003.

(4)           Registered Investment Advisers Agreement (January 2001) incorporated into this filing by reference to Post-Effective Amendment No. 28 filed January 30, 2003.

(5)           Bank/Trust Agreement (August 2004) incorporated into this filing by reference to Post-Effective Amendment No. 31 filed January 28, 2005.

(f)            Bonus or Profit Sharing Contracts.  Not applicable.

(g)           Custodian Agreements.

(1)           Executed Global Custody Agreement (May 1, 1996) between JPMorgan Chase Bank (formerly, The Chase Manhattan Bank) and the Registrant on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 14 filed November 27, 1996.

(i)            Executed Letter (July 21, 1997) to add International Small Cap Value Fund to the Global Custody Agreement between JPMorgan Chase Bank (formerly, The Chase Manhattan Bank) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 26 filed March 30, 2001.

(ii)           Executed Amendment (November 20, 1997) to the Global Custody Agreement between JPMorgan Chase Bank (formerly, The Chase Manhattan Bank) incorporated into this filing by reference to Post-Effective Amendment No. 18 filed February 4, 1998.

(iii)          Executed Amendment (July 1, 2001) to the Global Custody Agreement between JPMorgan Chase Bank (formerly, The Chase Manhattan Bank) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 28 filed January 30, 2003.

(iv)          Executed Amendment No. 1 (July 17, 2003) to Schedule A of the Global Custody Agreement between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 30 filed January 30, 2004.

(2)           Executed Securities Lending Agreement (December 22, 1998) between JPMorgan Chase Bank (formerly, The Chase Manhattan Bank) and the Registrant on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 26 filed on March 30, 2001.

(i)            Executed Amendment (October 1, 2002) to the Securities Lending Agreement incorporated into this filing by reference to Post-Effective Amendment No. 28 filed January 30, 2003.

(ii)           Executed Amendment No. 1 (July 17, 2003) to Schedule A of the Securities Lending Agreement between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 30 filed January 30, 2004.

(h)           Other Material Contracts.

(1)           Executed Shareholder Services Agreement (April 19, 2001) between Delaware Service Company, Inc. and the Registrant on behalf of each Fund incorporated into this filing by

2

reference to Post-Effective Amendment No. 27 filed January 31, 2002.

(i)                                  Executed Schedule B (December 1, 2006) to Shareholder Services Agreement attached as Exhibit No. EX-99.h.1.i.

(ii)                               Executed Amendment Letter (August 23, 2002) to Shareholder Services Agreement between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No 30 filed on January 30, 2004.

(2)                                 Executed Delaware Investments Family of Funds Fund Accounting Agreement (August 19, 1996) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 14 filed November 27, 1996.

(i)                                    Executed Schedule B (May 19, 2005) to the Delaware Investments Family of Funds Fund Accounting Agreement incorporated into this filing by reference to Post-Effective Amendment No. 34 filed March 30, 2006.

(ii)                                 Executed Amendment No. 32 (January 9, 2007) to Schedule A of Delaware Investments Family of Funds Fund Accounting Agreement attached as Exhibit No. EX-99.h.2.ii.

(3)                                 Form of Investment Advisory Expense Limitation Letter (March 2007) between Delaware Management Company ( a series of Delaware Management Business Trust) and the Registrant attached as Exhibit No. EX-99.h.3.

(4)                                 Form of Distribution Expense Limitation Letter (March 2007) between Delaware Distributors, L.P. and the Registrant attached as Exhibit No. EX-99.h.4.

(i)                                    Legal Opinion.  Opinion and Consent of Counsel (November 18, 1999) incorporated into this filing by reference to Post-Effective Amendment No. 22 filed November 22, 1999.

(j)                                    Other Opinions.  Consent of Independent Registered Public Accounting Firm (March 2007) attached as Exhibit No. EX-99.j.

(k)                                 Omitted Financial Statements.  Not applicable.

(l)                                    Initial Capital Agreements.  Undertaking of Initial Shareholder incorporated into this filing by reference to Pre-Effective Amendment No. 1 filed August 22, 1991.

(m)                              Plans under Rule 12b-1.

(1)                                 Plan under Rule 12b-1 for Class A (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 27 filed January 31, 2002.

(2)                                 Plan under Rule 12b-1 for Class B (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 27 filed January 31, 2002.

(3)                                 Plan under Rule 12b-1 for Class C (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 27 filed January 31, 2002.

(4)                                 Plan under Rule 12b-1 for Class R (May 1, 2003) incorporated into this filing by reference to Post-Effective Amendment 29 filed May 7, 2003.

(n)                                 Plan under Rule 18f-3. Plan under Rule 18f-3 (October 31, 2005) incorporated into this filing by

3

reference to Post-Effective Amendment No. 33 filed January 27, 2006.

(o)           Reserved.

(p)           Codes of Ethics.

(1)           Code of Ethics for the Delaware Investments Family of Funds (February 2006) incorporated into this filing by reference to Post-Effective Amendment No. 34 filed March 30, 2006.

(2)           Code of Ethics for Delaware Investments (Delaware Management Company, a series of Delaware Management Business Trust, and Delaware Distributors, L.P.) (February 2006) incorporated into this filing by reference to Post-Effective Amendment No. 34 filed March 30, 2006.

(3)           Code of Ethics for Lincoln Financial Distributors, Inc. (December 2005) incorporated into this filing by reference to Post-Effective Amendment No. 34 filed March 30, 2006.

(q)           Other.  Powers of Attorney (November 15, 2006) attached as Exhibit No. EX-99.q.

Item 24.                  Persons Controlled by or Under Common Control with the Registrant.  None.

Item 25.                  Indemnification.  Article VI of the Amended and Restated By-Laws (May 19, 2005) incorporated into this filing by reference to Post-Effective Amendment No. 33 filed January 27, 2006.

Item 26.                  Business and Other Connections of the Investment Adviser.

Delaware Management Company (the “Manager”), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Investments® Funds (Delaware Group Adviser Funds, Delaware Group Cash Reserve, Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Foundation Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Fund, Delaware Group Tax-Free Money Fund, Delaware Investments Municipal Trust, Delaware Pooled Trust, Delaware VIP Trust, Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax-Free Funds, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Global Dividend and Income Fund, Inc., Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Insured Municipal Income Fund, Inc., Delaware Investments Florida Insured Municipal Income Fund and Delaware Investments Minnesota Municipal Income Fund II, Inc.),  as well as to certain non-affiliated registered investment companies.  In addition, certain officers of the Manager also serve as trustees of other Delaware Investments® Funds, and certain officers are also officers of these other funds.  A company indirectly owned by the Manager’s parent company acts as principal underwriter to the mutual funds in the Delaware Investments® Funds (see Item 27 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the Delaware Investments® Funds.

The following persons serving as directors or officers of the Manager have held the following positions during the past two years. Unless otherwise noted, the principal business address of the directors and officers of the Manager is 2005 Market Street, Philadelphia, PA 19103-7094.

4

Name and Principal Business Address	Positions and Offices with DMC	Positions and Offices with Registrant	Other Positions and Offices Held
Patrick P. Coyne	President	None

Mr. Coyne has served in various executive capacities within Delaware Investments(1) and Delaware Investments Family of Funds.

Managing Director – Fixed Income – Lincoln National Investment Companies, Inc.

Ryan K. Brist	Executive Vice President/Managing Director/Chief Investment Officer - Fixed Income	None	Mr. Brist has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
John C.E. Campbell	Executive Vice President/Global Marketing & Client Services	None	Mr. Campbell has served in various executive capacities within Delaware Investments. President/Chief Executive Officer – Optimum Fund Trust
Philip N. Russo(2)	Executive Vice President/Chief Administrative Officer	None	Mr. Russo has served in various executive capacities within Delaware Investments.
See Yeng Quek	Executive Vice President/Managing Director/Chief Investment Officer - Fixed Income	None	Mr. Quek has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds. Director/Trustee - HYPPCO Finance Company Ltd.
Douglas L. Anderson	Senior Vice President - Operations	None	Mr. Anderson has served in various executive capacities within Delaware Investments.
Marshall T. Bassett	Senior Vice President/Chief Investment Officer - Emerging Growth Equity	None	Mr. Bassett has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Joseph R. Baxter	Senior Vice President/Head of Municipal Bond Investments	None	Mr. Baxter has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Christopher S. Beck	Senior Vice President/Senior Portfolio Manager	None	Mr. Beck has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Michael P. Buckley	Senior Vice President/Director of Municipal Research	None	Mr. Buckley has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.

5

Name and Principal Business Address	Positions and Offices with DMC	Positions and Offices with Registrant	Other Positions and Offices Held
Stephen R. Cianci	Senior Vice President/Senior Portfolio Manager	None	Mr. Cianci has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Robert F. Collins	Senior Vice President/Senior Portfolio Manager	None	Mr. Collins has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
James A. Forant	Senior Vice President//Director, Technical Services	None	Mr. Forant has served in various executive capacities within Delaware Investments.
Brian Funk	Senior Vice President/Director of Credit Research	None	Mr. Funk has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Brent C. Garrells	Senior Vice President/Senior Research Analyst	None	Mr. Garrells has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Stuart M. George	Senior Vice President/Head of Equity Trading	None	Mr. George has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Paul Grillo	Senior Vice President/Senior Portfolio Manager	None	Mr. Grillo has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Jonathan Hatcher	Senior Vice President/Senior Research Analyst	None	Mr. Hatcher has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
William F. Keelan	Senior Vice President/Director of Quantitative Research	None	Mr. Keelan has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Francis X. Morris	Senior Vice President/Chief Investment Officer – Core Equity	None	Mr. Morris has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Brian L. Murray, Jr.	Senior Vice President/Chief Compliance Officer	None	Mr. Murray has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.

6

Name and Principal Business Address	Positions and Offices with DMC	Positions and Offices with Registrant	Other Positions and Offices Held
Susan L. Natalini	Senior Vice President -Marketing & Shared Services	None	Ms. Natalini has served in various executive capacities within Delaware Investments.
Zoë Neale(3)	Senior Vice President/Chief Investment Officer – International Equity	None	Mr. Neale has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
D. Tysen Nutt(4)	Senior Vice President/Chief Investment Officer – Large Cap Value Equity	None	Mr. Nutt has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
David P. O’Connor	Senior Vice President/Strategic Investment Relationships and Initiatives/General Counsel	None

Mr. O’Connor has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.

Vice President/ General Counsel - Lincoln National Investment Companies, Inc.

John J. O’Connor	Senior Vice President - Investment Accounting	None	Mr. O’Connor has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Philip R. Perkins	Senior Vice President/Senior Portfolio Manager	None	Mr. Perkins has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Timothy L. Rabe	Senior Vice President/Senior Portfolio Manager/Head of High Yield	None	Mr. Rabe has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Richard Salus	Senior Vice President/ Controller/Treasurer	None	Mr. Salus has served in various executive capacities within Delaware Investments. Vice President/Deputy Controller - Lincoln National Investment Companies, Inc.
James L. Shields	Senior Vice President/Chief Information Officer	None	Mr. Shields has served in various executive capacities within Delaware Investments.
Jeffrey S. Van Harte(5)	Senior Vice President/Chief Investment Officer - Focus Growth Equity	None	Mr. Van Harte has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.

7

Name and Principal Business Address	Positions and Offices with DMC	Positions and Offices with Registrant	Other Positions and Offices Held
Babak Zenouzi	Senior Vice President/Senior Portfolio Manager	None	Mr. Zenouzi has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Gary T. Abrams	Vice President/Senior Equity Trader	None	Mr. Abrams has served in various executive capacities within Delaware Investments.
Christopher S. Adams	Vice President/Portfolio Manager/Senior Equity Analyst	None	Mr. Adams has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Damon J. Andres	Vice President/Senior Portfolio Manager	None	Mr. Andres has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Margaret MacCarthy Bacon(6)	Vice President/ Investment Specialist	None	Ms. Bacon has served in various executive capacities within Delaware Investments.
Todd Bassion(7)	Vice President/Senior Research Analyst	None	Mr. Bassion has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Richard E. Biester	Vice President/Equity Trader	None	Mr. Biester has served in various executive capacities within Delaware Investments.
Christopher J. Bonavico(8)	Vice President/Senior Portfolio Manager, Equity Analyst	None	Mr. Bonavico has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Vincent A. Brancaccio	Vice President/Senior Equity Trader	None	Mr. Brancaccio has served in various executive capacities within Delaware Investments.
Kenneth F. Broad(9)	Vice President/Senior Portfolio Manager, Equity Analyst	None	Mr. Broad has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Mary Ellen M. Carrozza	Vice President/Client Services	None	Ms. Carrozza has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.

8

Name and Principal Business Address	Positions and Offices with DMC	Positions and Offices with Registrant	Other Positions and Offices Held
Stephen G. Catricks	Vice President/Portfolio Manager	None	Mr. Catricks has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Anthony G. Ciavarelli	Vice President/Assistant General Counsel/ Assistant Secretary	None	Mr. Ciavarelli has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
David F. Connor	Vice President/Deputy General Counsel/ Assistant Secretary	None

Mr. Connor has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.

Vice President/Deputy General Counsel/ Secretary - Lincoln National Investment Companies, Inc.

Stephen J. Czepiel	Vice President/Senior Municipal Bond Trader	None	Mr. Czepiel has served in various executive capacities within Delaware Investments.
Christopher M. Ericksen(10)	Vice President/Portfolio Manager/Equity Analyst	None	Mr. Ericksen has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Joel A. Ettinger	Vice President - Taxation	None	Mr. Ettinger has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds. Vice President/Taxation - Lincoln National Investment Companies, Inc.
Phoebe W. Figland	Vice President - Investment Accounting	None	Ms. Figland has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Joseph Fiorilla	Vice President - Trading Operations	None	Mr. Fiorilla has served in various executive capacities within Delaware Investments.
Charles E. Fish	Vice President/Senior Equity Trader	None	Mr. Fish has served in various executive capacities within Delaware Investments.
Clifford M. Fisher	Vice President/Senior Municipal Bond Trader	None	Mr. Fisher has served in various executive capacities within Delaware Investments.

9

Name and Principal Business Address	Positions and Offices with DMC	Positions and Offices with Registrant	Other Positions and Offices Held
Patrick G. Fortier(11)	Vice President/ Portfolio Manager/Equity Analyst	None	Mr. Fortier has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Paul D. Foster	Vice President/Investment Specialist – Emerging Growth Equity	None	Mr. Foster has served in various executive capacities within Delaware Investments.
Denise A. Franchetti	Vice President/Portfolio Manager/Municipal Bond Credit Analyst	None	Ms. Franchetti has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
James A. Furgele	Vice President - Investment Accounting	None	Mr. Furgele has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Barry S. Gladstein	Vice President/Portfolio Analyst	None	Mr. Gladstein has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Edward Gray(12)	Vice President/Senior Portfolio Manager	None	Mr. Gray has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Lisa L. Hansen(13)	Vice President/Head of Focus Growth Equity Trading	None	Ms. Hansen has served in various executive capacities within Delaware Investments.
Gregory M. Heywood(14)	Vice President/Portfolio Manager/Equity Analyst	None	Mr. Heywood has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Sharon Hill	Vice President/Head of Quantitative Research and Analytics	None	Ms. Hill has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Christopher M. Holland	Vice President/Portfolio Manager	None	Mr. Holland has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Michael E. Hughes	Vice President/Senior Equity Analyst	None	Mr. Hughes has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.

10

Name and Principal Business Address	Positions and Offices with DMC	Positions and Offices with Registrant	Other Positions and Offices Held
Jordan L. Irving(15)	Vice President/Senior Portfolio Manager	None	Mr. Irving has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Cynthia Isom	Vice President/Portfolio Manager	None	Ms. Isom has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Kenneth R. Jackson	Vice President/Quantitative Analyst	None	Mr. Jackson has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Audrey E. Kohart	Vice President/Financial Planning and Reporting	None	Ms. Kohart has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Andrew Kronschnabel	Vice President/High Grade Trader	None	Mr. Kronschnabel has served in various executive capacities within Delaware Investments.
Rosanne L. Kropp	Vice President/Senior Fund Analyst II – High Grade	None	Ms. Kropp has served in various executive capacities within Delaware Investments.
Nikhil G. Lalvani	Vice President/Senior Equity Analyst	None	Mr. Lalvani has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Steven T. Lampe	Vice President/Portfolio Manager	None	Mr. Lampe has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Alfio Leone IV	Vice President/High Grade Trader	None	Mr. Leone has served in various executive capacities within Delaware Investments.
Anthony A. Lombardi(16)	Vice President/Senior Portfolio Manager	None	Mr. Lombardi has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Francis P. Magee	Vice President/Equity Business Manager	None	Mr. Magee has served in various executive capacities within Delaware Investments.
Charles (Tom) T. McClintic	Vice President/High Yield Trader	None	Mr. McClintic has served in various executive capacities within Delaware Investments.
Michael S. Morris	Vice President/Portfolio Manager/Senior Equity Analyst	None	Mr. Morris has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.

11

Name and Principal Business Address	Positions and Offices with DMC	Positions and Offices with Registrant	Other Positions and Offices Held
Scott Moses	Vice President/High Grade Trader	None	Mr. Moses has served in various executive capacities within Delaware Investments.
Philip O. Obazee	Vice President/ Derivatives Manager	None	Mr. Obazee has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Donald G. Padilla	Vice President/Portfolio Manager/Senior Equity Analyst	None	Mr. Padilla has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Caleb Piper	Vice President/Equity Analyst	None	Mr. Piper has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Daniel J. Prislin(17)	Vice President/Senior Portfolio Manager/Equity Analyst	None	Mr. Prislin has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Gretchen Regan	Vice President/Quantitative Analyst	None	Ms. Regan has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Craig S. Remsen	Vice President/Senior Credit Research Analyst	None	Mr. Remsen has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Carl Rice(18)	Vice President/Senior Investment Specialist, Large Cap Value Focus Equity	None	Mr. Rice has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Joseph T. Rogina	Vice President/Equity Trader	None	Mr. Rogina has served in various executive capacities within Delaware Investments.
Debbie A. Sabo(19)	Vice President/Equity Trader – Focus Growth Equity	None	Ms. Sabo has served in various executive capacities within Delaware Investments.
Kevin C. Schildt	Vice President/Senior Municipal Credit Analyst	None	Mr. Schildt has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.

12

Name and Principal Business Address	Positions and Offices with DMC	Positions and Offices with Registrant	Other Positions and Offices Held
Richard D. Seidel	Vice President/Assistant Controller/Assistant Treasurer	None	Mr. Seidel has served in various executive capacities within Delaware Investments. Vice President/Assistant Controller/Manager - Payroll - Lincoln National Investment Companies, Inc.
Brenda L. Sprigman	Vice President/Business Manager - Fixed Income	None	Ms. Sprigman has served in various executive capacities within Delaware Investments.
Michael T. Taggart	Vice President - Facilities & Administrative Services	None	Mr. Taggart has served in various executive capacities within Delaware Investments.
Risè Taylor	Vice President – Strategic Investment Relationships	None	Ms. Taylor has served in various executive capacities within Delaware Investments.
Spencer M. Tullo	Vice President/High Yield Trader	None	Mr. Tullo has served in various executive capacities within Delaware Investments.
Robert A. Vogel, Jr.(20)	Vice President/Senior Portfolio Manager	None	Mr. Vogel has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Lori P. Wachs	Vice President/Portfolio Manager	None	Ms. Wachs has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Laura A. Wagner	Vice President - Investment Accounting	None	Ms. Wagner has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Kathryn R. Williams	Vice President/Associate General Counsel/ Assistant Secretary	None	Ms. Williams has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.
Greg Zappin	Vice President/Senior Credit Research Analyst	None	Mr. Zappin has served in various executive capacities within Delaware Investments and Delaware Investments Family of Funds.

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries.
(2) Vice President of Finance, Prudential Investment Management, Inc., 1998-2004.
(3) Portfolio Manager, Thomas Weisel Partners, 2002-2005; Co-founder, Arborway Capital, January 2005 — June 2005.
(4) Managing Director/U.S. Active Large-Cap Value Team, Merrill Lynch, 1994-2004.
(5) Principal/Executive Vice President, Transamerica Investment Management, LLC, 1980-2005.

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(6) Client Service Officer, Thomas Weisel Partners, 2002-2005.
(7) Senior Research Associate, Thomas Weisel Partners, 2002-2005.
(8) Principal/Portfolio Manager, Transamerica Investment Management, LLC, 1993-2005.
(9) Principal/Portfolio Manager, Transamerica Investment Management, LLC, 2000-2005.
(10) Portfolio Manager, Transamerica Investment Management, LLC, 2004-2005; Vice President/Portfolio Manager, Goldman Sachs 1994-2004.
(11) Portfolio Manager, Transamerica Investment Management, LLC, 2000-2005.
(12) Portfolio Manager, Thomas Weisel Partners, 2002-2005; Co-founder, Arborway Capital, January 2005 — June 2005.
(13) Principal/Portfolio Manager/Senior Trader, Transamerica Investment Management, LLC, 1997-2005.
(14) Senior Research Analyst, Transamerica Investment Management, LLC, 2004-2005; Senior Analyst, Wells Capital Management, LLC 2003-2004; Senior Analyst, Montgomery Asset Management 1996-2003.
(15) Vice President/U.S. Active Large-Cap Value Team, Merrill Lynch, 1998-2004.
(16) Director/U.S. Active Large-Cap Value Team, Merrill Lynch, 1998-2004.
(17) Principal/Portfolio Manager, Transamerica Investment Management, LLC, 1998-2005.
(18) Director/Product Specialist, Merrill Lynch, 1999-2004.
(19) Director/U.S. Active Large-Cap Value Team, Merrill Lynch, 1992-2004.
(20) Head Trader, McMorgan, 2003-2005; Head of Trading, Husic Capital Management, 2002-2003.

Item 27.                  Principal Underwriters.

(a)(1)      Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments Family of Funds.

(a)(2)      Information with respect to each officer and partner of the principal underwriter and the Registrant is provided below. Unless otherwise noted, the principal business address of each officer and partner of Delaware Distributors, L.P. is 2005 Market Street, Philadelphia, PA 19103-7094.

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Delaware Distributors, Inc.	General Partner	None
Delaware Capital Management	Limited Partner	None
Delaware Investment Advisers	Limited Partner	None
Theodore K. Smith	President	None
Philip N. Russo	Executive Vice President	None
Douglas L. Anderson	Senior Vice President/Operations	None
Michael P. Bishof	Senior Vice President/Investment Accounting	Senior Vice President/Investment Accounting
Jeffrey M. Kellogg	Senior Vice President/Senior Product Manager/Communications Manager	None
Thomas M. McConnell	Senior Vice President/Senior 529 Plans Product Manager	None
Brian L. Murray, Jr.	Senior Vice President/Compliance	Senior Vice President/Chief Compliance Officer
David P. O’Connor	Senior Vice President/Strategic Investment Relationships and Initiatives/General Counsel	Senior Vice President/Strategic Investment Relationships and Initiatives/General Counsel/Chief Legal Officer
Daniel J. Perullo	Senior Vice President/Eastern Director, Institutional Sales	None
Robert E. Powers	Senior Vice President/Senior Domestic Sales Manager	None
Richard Salus	Senior Vice President/Controller/ Treasurer/Financial Operations Principal	Senior Vice President/Chief Financial Officer

14

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
James L. Shields	Senior Vice President/Chief Information Officer	None
Trevor M. Blum	Vice President/Senior Consultant Relationship Manager	None
E. Zoe Bradley	Vice President/Product Management Manager	None
Mel Carrozza	Vice President/Client Services	None
Anthony G. Ciavarelli	Vice President/Counsel/Assistant Secretary	Vice President/Associate General Counsel/Assistant Secretary
David F. Connor	Vice President/Deputy General Counsel/ Secretary	Vice President/Deputy General Counsel/Secretary
Joel A. Ettinger	Vice President/Taxation	Vice President/Taxation
Edward M. Grant	Vice President/Senior Domestic Sales Manager	None
Audrey Kohart	Vice President/Financial Planning and Reporting	Vice President/Financial Planning and Reporting
Marlene D. Petter	Vice President/Marketing Communications	None
Christian Reimer	Vice President/529 Plans Product Manager	None
Richard D. Seidel	Vice President/Assistant Controller/Assistant Treasurer	None
Michael T. Taggart	Vice President/Facilities & Administrative Services	None
Molly Thompson	Vice President/Associate Product Management Manager	None
Kathryn R. Williams	Vice President/Senior Counsel/ Assistant Secretary	Vice President/Associate General Counsel/Assistant Secretary

(b)(1)      Lincoln Financial Distributors, Inc. (“LFD”) serves as financial intermediary wholesaler for all the mutual funds in the Delaware Investments Family of Funds.

(b)(2)      Information with respect to each officer and partner of LFD and the Registrant is provided below. Unless otherwise noted, the principal business address of each officer and partner of LFD is 2001 Market Street, Philadelphia, PA 19103-7055.

Name and Principal Business Address	Positions and Offices with LFD	Positions and Offices with Registrant
Westley V. Thompson	President/Chief Executive Officer	None
David M. Kittredge	Senior Vice President	None
Terrance Mullen	Senior Vice President	None
Donald Roberson	Senior Vice President	None
Margaret Skinner	Senior Vice President	None
David L. Ahrendt(1)	Vice President	None
Patrick J. Caulfield(2)	Vice President/Chief Compliance Officer	None
Phillip Cramer	Vice President	None
Frederick J. Crawford	Vice President/Treasurer	None
Daniel P. Hickey(2)	Vice President	None
Rochelle Krombolz	Vice President	None

15

Name and Principal Business Address	Positions and Offices with LFD	Positions and Offices with Registrant
William Lamoin	Vice President	None
Gregory Smith	Vice President	None
Michael S. Smith(3)	Vice President/Chief Financial Officer/Chief Administrative Officer	None
Joyce L. Byrer	Secretary	None

(1)  1300 Clinton Street, Fort Wayne, IN 46802

(2)  350 Church Street, Hartford, CT 06103

(3)  1500 Market Street, Philadelphia, PA 19103

(c)           Not applicable.

Item 28.                  Location of Accounts and Records.  All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules under that section are maintained at 2005 Market Street, Philadelphia, PA  19103-7094 and 430 W. 7th Street, Kansas City, MO  64105.

Item 29.                  Management Services.  None.

Item 30.                  Undertakings.  Not applicable.

16

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia and Commonwealth of Pennsylvania on this 29th day of March, 2007.

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS

By:	/s/ Patrick P. Coyne
Patrick P. Coyne
Chairman/President/Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature			Title	Date

/s/ Patrick P. Coyne			Chairman/President/Chief Executive Officer	March 29, 2007
Patrick P. Coyne			(Principal Executive Officer) and Trustee

Thomas L. Bennett	*		Trustee	March 29, 2007
Thomas L. Bennett

John A. Fry	*		Trustee	March 29, 2007
John A. Fry

Anthony D. Knerr	*		Trustee	March 29, 2007
Anthony D. Knerr

Lucinda S. Landreth	*		Trustee	March 29, 2007
Lucinda S. Landreth

Ann R. Leven	*		Trustee	March 29, 2007
Ann R. Leven

Thomas F. Madison	*		Trustee	March 29, 2007
Thomas F. Madison

Janet L. Yeomans	*		Trustee	March 29, 2007
Janet L. Yeomans

J. Richard Zecher	*		Trustee	March 29, 2007
J. Richard Zecher

Richard Salus	*		Senior Vice President/Chief Financial Officer	March 29, 2007
Richard Salus			(Principal Financial Officer)

		*By:	/s/ Patrick P. Coyne
Patrick P. Coyne
as Attorney-in-Fact for
each of the persons indicated
(Pursuant to Powers of Attorney filed herewith)

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

EXHIBITS
TO
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

INDEX TO EXHIBITS
(Delaware Group Global & International Funds)

Exhibit No.	Exhibit
EX-99.b	Amended and Restated By-Laws (November 16, 2006)

EX-99.d.1	Executed Investment Management Agreement (September 24, 2004) between Delaware Management Company (a series of Delaware Management Business Trust) and the Registrant on behalf of each Fund

EX-99.d.2

Executed Amendment No. 1 (March 30, 2006) to Exhibit A to the Investment Management Agreement between Delaware Management Company (a series of Delaware Management Business Trust) and the Registrant on behalf of each Fund

EX-99.e.1.ii

Executed Third Amended and Restated Financial Intermediary Distribution Agreement (January 1, 2007) between Lincoln Financial Distributors, Inc. and Delaware Distributors, L.P. on behalf of the Registrant

EX-99.h.1.i	Executed Schedule B (December 1, 2006) to the Shareholder Services Agreement

EX-99.h.2.ii	Executed Amendment No. 32 (January 9, 2007) to Schedule A to the Delaware Investments Family of Funds Fund Accounting Agreement

EX-99.h.3	Form of Investment Advisory Expense Limitation Letter (March 2007) between Delaware Management Company (a series of Delaware Management Business Trust) and the Registrant

EX-99.h.4	Form of Distribution Expense Limitation Letter (March 2007) between Delaware Distributors, L.P. and the Registrant

EX-99.j	Consent of Independent Registered Public Accounting Firm (March 2007)

EX-99.q	Powers of Attorney (November 15, 2006)